UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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INNOSPEC INC.

(Name of Registrant as Specified In Its Charter)

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INNOSPEC INC.

220 Continental Drive	PAUL W. JENNINGS
Newark, DE 19713	President and Chief Executive Officer

Dear Stockholder:	March 31, 2008

You are cordially invited to attend the Annual Meeting of Stockholders of Innospec Inc. (the “Corporation”), which will be held on Tuesday, May 6, 2008 at 10:00 a.m. local time, in the Boardroom, the NASDAQ Stock Market, One Liberty Plaza, 165 Broadway, New York, USA. Stockholders are advised to arrive at the reception area at 9.30 a.m. to allow sufficient time for security clearance.

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report of the Corporation are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed reply envelope which requires no postage if mailed in the United States of America. If you sign and return your Proxy Card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations as set forth in the attached Proxy Statement.

Sincerely,

PAUL W. JENNINGS

President and Chief Executive Officer

i

ii

INNOSPEC INC.

220 Continental Drive

Newark, DE 19713

USA

Notice of Annual Meeting of Stockholders

May 6, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Innospec Inc. (the “Corporation”) will be held at 10:00 a.m. local time on Tuesday, May 6, 2008 in the Boardroom, the NASDAQ Stock Market, One Liberty Plaza, 165 Broadway, New York, USA for the following purposes:

1.	To elect two directors to the Board to serve until the 2011 Annual Meeting;

2.	To re-elect one current director to serve until the 2011 Annual Meeting;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008;

4.	To vote on a Board of Directors’ proposal to adopt The Innospec Inc. Performance Related Stock Option Plan 2008;

5.	To vote on a Board of Directors’ proposal to adopt The Innospec Inc. Company Share Option Plan 2008;

6.	To vote on a Board of Directors’ proposal to adopt The Innospec Inc. Non-Employee Directors’ Stock Option Plan 2008;

7.	To vote on a Board of Directors’ proposal to adopt The Innospec Inc. Sharesave Plan 2008; and

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed March 12, 2008 as the date of record for the meeting and only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any postponement or adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting both at the meeting and during normal business hours at the Corporation’s offices at 220 Continental Drive, Newark, DE 19713, USA for a period of 10 days prior to the meeting.

A Proxy Statement, Proxy Card and a copy of the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2007 are enclosed.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 6, 2008. The Proxy Statement and Annual Report on Form 10-K are available on Innospec’s website at www.innospecinc.com

By Order of the Board of Directors,

Andrew Hartley

Vice President and General Counsel

March 31, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY DELIVERY OF A LATER DATED PROXY.

INNOSPEC INC.

220 Continental Drive

Newark, DE 19713

USA

PROXY STATEMENT

March 31, 2008

for

Annual Meeting of Stockholders

To Be Held On May 6, 2008

This proxy statement (the “Proxy Statement”) is being furnished to the holders of common stock, par value $0.01 per share (the “Common Stock”), of Innospec Inc., a Delaware corporation (the “Corporation”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) for use at the annual meeting of stockholders to be held on Tuesday, May 6, 2008 at 10:00 a.m. local time, and at any adjournments or postponements thereof (the “Annual Meeting”). The purpose of the Annual Meeting is:

•	to elect two directors to the Board;

•	to re-elect one director to the Board;

•	to ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the 2008 fiscal year;

•	to vote on a Board of Directors’ proposal to adopt The Innospec Inc. Performance Related Stock Option Plan 2008

•	to vote on a Board of Directors’ proposal to adopt The Innospec Inc. Company Share Option Plan 2008;

•	to vote on a Board of Directors’ proposal to adopt The Innospec Inc. Non-Employee Directors’ Stock Option Plan 2008;

•	to vote on a Board of Directors’ proposal to adopt The Innospec Inc. Sharesave Plan 2008.

Record Date and Quorum

This Proxy Statement, the Proxy Card and the Corporation’s Annual Report to Stockholders on Form 10-K are being mailed on or about April 4, 2008 to holders of record of the Common Stock at the close of business on March 12, 2008 (the “Record Date”). Each outstanding share of Common Stock entitles the holder thereof as of the record date to one vote (or where a part share shall be owned, a proportionate part of the vote of one share) on each matter to come before the Annual Meeting. As of the Record Date, excluding treasury stock, there were 23,643,438 shares of Common Stock outstanding. There are no other outstanding voting securities of the Corporation other than the Common Stock.

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the shares of Common Stock outstanding and entitled to vote will constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum. At the Annual Meeting, election inspectors will determine whether or not a quorum is present.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner with respect to such item.

Proxies

If the enclosed proxy card (the “Proxy Card”) is properly signed, dated and returned to the Corporation, the individuals identified as proxies thereon will vote the shares represented by the Proxy Card in accordance with the directions noted thereon. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed Proxy Card will be voted as the Board of Directors recommends. The Corporation’s management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Corporation’s Board of Directors unless the stockholder otherwise specifies in the Proxy Card.

Returning your completed Proxy Card will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy at any time before it is voted by sending written notice of revocation or by submission of a properly executed proxy bearing a later date to the Secretary of the Corporation prior to the Annual Meeting at the Corporation’s principal executive offices at the address above.

Required Votes

Proposal One (Election of Directors): The election of directors is decided by the affirmative vote of a plurality of the votes duly cast by holders of all shares entitled to vote in the election. Abstentions and broker “non-votes” are not counted as votes cast for the purpose of electing directors. Accordingly, abstentions and broker “non-votes” will not be taken into account and, therefore, will not affect the outcome of the election of directors.

Proposal Two (Re-Election of a Director): The election of directors is decided by the affirmative vote of a plurality of the votes duly cast by holders of all shares entitled to vote in the election. Abstentions and broker “non-votes” are not counted as votes cast for the purpose of electing directors. Accordingly, abstentions and broker “non-votes” will not be taken into account and, therefore, will not affect the outcome of the election of directors.

Proposal Three (Ratification of Appointment of Independent Registered Public Accounting Firm): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008. A broker or nominee has discretion to vote on this matter. Accordingly, both abstentions and broker “non-votes” will be treated as present and entitled to vote and, therefore, will have the effect of votes against this proposal.

Proposal Four (Adoption of The Innospec Inc. Performance Related Stock Option Plan 2008 (“2008 PRSOP”)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the 2008 PRSOP. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter, and therefore, is not counted for purposes of determining whether this proposal has been approved.

Proposal Five (Adoption of The Innospec Inc. Company Share Option Plan 2008 (“2008 CSOP”)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the 2008 CSOP. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter, and therefore, is not counted for purposes of determining whether this proposal has been approved.

Proposal Six (Adoption of The Innospec Inc. Non-Employee Directors’ Stock Option Plan 2008 (“2008 NEDs’ Stock Option Plan”)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the 2008 NEDs’ Stock Option Plan. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter, and therefore, is not counted for purposes of determining whether this proposal has been approved.

Proposal Seven (Adoption of The Innospec Inc. Sharesave Plan 2008 (“2008 Sharesave Plan”)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the 2008 Sharesave Plan. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter, and therefore, is not counted for purposes of determining whether this proposal has been approved.

PROPOSAL ONE

(Item 1 on the Proxy Card)

Election of Directors

The Bylaws of the Corporation provide that the number of directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and that the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. By resolution of the Board of Directors dated November 20, 2007, the Board of Directors increased the number of members on the Board of Directors from seven to nine effective January 1, 2008; five in Class I, two in Class II and two in Class III and the appointments of the directors in such Classes expire at the Annual Meetings of the Corporation in 2011, 2009 and 2010, respectively.

Mr. Peter Fearn and Mr. Joachim Roeser were elected to the Board in accordance with Article III of the Bylaws to fill the vacancy on the Board created as a result of the retirement of Mr. Charles M. Hale and Mr. Samuel A. Haubold on May 6, 2008. Mr. Fearn and Mr. Roeser have been nominated for election as Class I Directors to the Board of Directors to serve until the Corporation’s 2011 Annual Meeting. See “Management—Nominees for Director” for information with respect to Mr. Fearn and Mr. Roeser. The Corporation believes that Mr. Fearn and Mr. Roeser are willing to be elected and to serve. In the event Mr. Fearn and Mr. Roeser are unable to serve or are otherwise unavailable for election the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

The election of directors at the Annual Meeting requires a plurality of the votes actually cast by the stockholders present (in person or by proxy) at the meeting and entitled to vote. There is no cumulative voting as to any matter, including the election of directors.

The Board of Directors recommends a vote “FOR” the election of the nominee directors.

PROPOSAL TWO

(Item 2 on the Proxy Card)

Re-election of a Current Director

The Bylaws of the Corporation provide that the number of directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and that the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. By resolution of the Board of Directors dated November 20, 2007, the Board of Directors increased the number of members on the Board of Directors from seven to nine effective January 1, 2008; five in Class I, two in Class II and two in Class III and the appointments of the directors in such Classes expire at the Annual Meetings of the Corporation in 2011, 2009 and 2010, respectively.

One director in Class I, Mr. Hugh G. C. Aldous, whose term expires at the upcoming Annual Meeting, has been nominated for re-election to serve until the Corporation’s 2011 Annual Meeting. See “Management—Nominees for Director” for information with respect to Mr. Aldous. The Corporation believes that Mr. Aldous is willing to be elected and to serve. In the event that the nominee is unable to serve or is otherwise unavailable for election the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

The election of directors at the Annual Meeting requires a plurality of the votes actually cast by the stockholders present (in person or by proxy) at the meeting and entitled to vote. There is no cumulative voting as to any matter, including the election of directors.

The Board of Directors recommends a vote “FOR” the re-election of the nominee current director.

PROPOSAL THREE

(Item 3 on the Proxy Card)

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed the accounting firm of PricewaterhouseCoopers LLP to serve as independent registered public accounting firm of the Corporation with respect to the 2008 fiscal year to examine the financial statements of the Corporation for the fiscal year ending December 31, 2008 and to perform other appropriate accounting services. PricewaterhouseCoopers LLP served as the Corporation’s independent registered public accounting firm for fiscal year 2007.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to questions and to make a statement if such representative desires to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

BACKGROUND TO PROPOSALS FOUR, FIVE, SIX AND SEVEN

Adoption of New Stock Option Plans

The Board of Directors initially adopted in May 1998, and the stockholders initially approved in May 1998 (and amended and re-approved in May 2000 and May 2004), the following stock option plans: The Octel Corp. Performance Related Stock Option Plan (“PRSOP”), The Octel Corp. Company Share Option Plan (“CSOP”), The Octel Corp. Non-Employee Directors’ Stock Option Plan (“NEDs’ Stock Option Plan”), and The Octel Corp. Savings-Related Share Option Scheme (“Savings Related Plan”) (collectively, the “Plans”). These Plans, which were registered in the name of Innospec in July 2006, have provided successfully for the issuance of stock options for shares of Common Stock to directors, officers, and certain employees of the Corporation and are due to terminate at the end of their term in May 2008.

On February 19, 2008 the Board approved for submission to the Corporation’s stockholders new versions of each of these plans (the “New Stock Option Plans”) which are more fully described in each of the proposals below.

The Board approved the New Stock Option Plans to increase the number of stock options available for equity based incentive grants to enable the Corporation to continue to attract, motivate, and retain qualified directors, officers, employees, and other individuals. More specifically, the goals of the New Stock Option Plans are:

•	to more closely align director and employee compensation with the interests of the stockholders;

•	to establish compensation levels that are necessary to attract and retain highly qualified executives;

•

to increase focus on achievement of exceptional performance by providing performance share options, with demanding targets, as a reward for delivery of high performance and meeting strategic long-term objectives; and

•	to encourage stock ownership by directors, executives and other employees.

Summary of Common Provisions of the New Stock Option Plans

The following is a summary of the common provisions of the New Stock Option Plans. A summary of the unique provisions of each plan is contained in the proposal relating to the approval of each plan. Both summaries are qualified in their entirety by reference to each of the New Stock Option Plans, copies of which are attached hereto as Appendices A through D.

Administration

The New Stock Option Plans are administered by the Compensation Committee (the “Committee”), which is a committee of the Board consisting of three or more non-employee directors. Under the terms of the 2008 CSOP and 2008 Sharesave Plan, the powers of administration are entrusted to the Board or a duly authorized committee thereof, and the Compensation Committee has been entrusted with the powers of administration. The Board or Compensation Committee may administer the New Stock Option Plans as it deems fit so long as it acts within the rules of the relevant stock plan. All Board or Compensation Committee decisions are final and conclusive.

The Corporation is required at all times to keep available either sufficient unissued shares of Common Stock or sufficient treasury shares to satisfy the exercise of all of the options granted under the New Stock Option Plans which have neither lapsed nor been exercised or to ensure that sufficient issued shares of Common Stock will be available to satisfy the exercise of granted options.

The cost of introducing and administering the New Stock Option Plans shall be borne by the Corporation.

Take-Over, Reconstruction and Amalgamation and Liquidation

In the event any company becomes a parent of the Corporation as a result of a tender offer for all of the shares of the Corporation or all of the shares of the same class as the shares underlying the options, options may be exercised within six months of the acquiring company becoming the parent provided conditions attached to the options have been satisfied, or the option holder may enter into an agreement with the new parent of the Corporation whereby options in a different company are exchanged for the current options.

In the event of a voluntary winding-up of the Corporation, options may be exercised during the period of six months starting on commencement of such winding-up, provided that the issuance of shares upon such exercise shall first be authorized by the liquidator or the court, if appropriate, at the sole cost and expense of the option holder.

Adjustments

In the event the Corporation undergoes a capitalization issue, subdivision, consolidation, or reduction of share capital, the Committee shall proportionately adjust the number of shares over which an option is granted and the share price (provided that no adjustment shall have the effect of reducing the share price below nominal value and that where an option is intended to take effect as an ISO (as defined below), the share price shall not be reduced below the fair market value of a share as at the date of grant). Where a New Stock Option Plan is subject to the approval of HMRC (as defined below), such adjustment will require the prior approval of HMRC.

Restrictions on Options

Options granted under the New Stock Option Plans may not be transferred, assigned, or charged.

Governing Law

The New Stock Option Plans and all options granted under such plans shall be governed by and construed in accordance with the laws of England and Wales, except for Part B of the 2008 Sharesave Plan (as defined below), which is governed by and determined in accordance with the laws of the State of Delaware.

US Securities Law

Options granted under the New Stock Option Plans have not been and will not be registered under the Securities Act of 1933, as amended. Any shares issued pursuant to the exercise of an option will be registered on a registration statement on Form S-8.

New Plan Benefits

The benefits or amounts that may be received by or allocated to each of the following persons or groups under the New Stock Option Plans for the upcoming fiscal year cannot be determined as they are dependent upon a number of factors, including the discretion of the Board, the fair market value of the Common Stock at various future dates, the performance of the individuals, and, in the case of the 2008 PRSOP, the attainment of certain demanding business performance conditions.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain US federal income tax consequences to recipients of option awards under the New Stock Option Plans (the “Recipients”) and such summary does not purport to be a complete enumeration or analysis of all potential relevant tax effects. This summary is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Department regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, possibly on a retroactive basis. This discussion is limited to the US federal income tax consequences to individuals who are citizens or residents of the US, other than those individuals who are taxed on a residence basis in a foreign country. The US federal income tax law is technical and complex and the discussion below represents only a general brief summary. Each Recipient of an option award is urged to consult his or her own tax advisor as to the specific tax consequences to such recipient of the grant and the disposition of Common Stock.

Nonqualified Stock Options. A Recipient who is granted a nonqualified stock option (“NQO”), which generally is a stock option that is not an ISO (as defined below), generally does not recognize any taxable income upon the grant of the option, and the company that is deemed to grant such NQO is generally not entitled to a corresponding deduction. Upon exercising such NQO, the Recipient generally recognizes ordinary income (subject to wage and employment tax withholding) equal to the excess of the fair market value of the stock acquired over the option price of such NQO. The amount of such excess is generally determined by reference to the fair market value of the applicable stock on the date of exercise. The Recipient’s basis in the stock received is generally equal to such stock’s fair market value on the date of exercise. Generally, the company that is deemed to grant such NQO is entitled to a deduction equal to the ordinary compensation taxable to the Recipient.

Section 409A. Recipients participating in nonqualified deferred compensation plans may be subject to Code Section 409A (“409A”). 409A provides that all amounts deferred under a nonqualified deferred compensation plan are included in income when deferred (or, if later, when the amounts are no longer subject to a substantial risk of forfeiture), unless certain requirements established by 409A are satisfied. These requirements include rules regarding the timing of the deferral and distribution elections as well as permissible distribution events. If an amount of deferred compensation is required to be included in income under 409A, that amount is subject to ordinary income tax, plus an additional twenty-percent (20%) income tax, and in certain circumstances, interest may be assessed on tax underpayments. Elections to defer compensation to a later date must be made before the close of the tax year preceding the year during which the compensation is earned. There are also several specified exceptions in the regulations that permit elections to be made at a later date under certain circumstances.

Generally, nonqualified deferred compensation plans include plans and arrangements that provide for the deferral of compensation, but do not include tax-qualified plans and plans that provide vacation leave, sick leave, compensatory time, disability pay or death benefits. A plan provides for deferral of an employee’s compensation if, under the plan, and the relevant facts and circumstances, the employee has a legally binding right during a taxable year to compensation that is or may be payable to the employee in a later taxable year. The categories of plans that are aggregated for certain purposes under 409A are : (i) account balance plans where deferrals of compensation are at the election of the employee, (ii) account balance plans where deferrals of compensation are not at the election of the employee, (iii) non-account balance plans, (iv) separation pay arrangements providing benefits under a “window program” or upon involuntary separation from service, (v) in-kind benefits or reimbursements of expenses that do not constitute a substantial portion of the employee’s compensation for services or separation, (vi) split-dollar life insurance arrangements, (vii) certain amounts deferred under foreign plans, (viii) stock rights and (ix) all other plans.

Incentive Stock Options. A Recipient who is granted, or exercises, an incentive stock option within the meaning of Code Section 422 (an “ISO”) generally does not recognize taxable income. However, when a Recipient exercises an ISO, the excess of the corresponding stock’s fair market value on the exercise date over the option price of such ISO will be included in the Recipient’s alternative minimum taxable income and thereby may subject the Recipient to an alternative minimum tax. Such alternative minimum tax may be payable even though the Recipient receives no cash upon the exercise of such ISO with which to pay such tax. Upon a Recipient’s disposition of stock acquired pursuant to the exercise of an ISO (i) more than one year after the date of exercise of the ISO, and (ii) more than two years after the date of grant of the ISO (collectively, the “Required Holding Periods”), the Recipient generally recognizes long-term capital gain or loss, as the case may be, measured by the excess of the amount realized by the Recipient from such disposition over the exercise price of such ISO. The company that is deemed to grant such ISO is not entitled to any tax deduction by reason of the grant of exercise of such ISO, or a disposition of stock acquired upon the exercise of such ISO after the Required Holding Periods have been satisfied.

Generally, if a Recipient disposes of stock acquired pursuant to the exercise of an ISO before the expiration of the Required Holding Periods (a “Disqualifying Disposition”), the difference between the exercise price of such ISO and the lesser of (i) the fair market value of the corresponding stock upon the date of exercise, and (ii) the selling price of the corresponding stock, will constitute compensation taxable to the Recipient as ordinary income. The company that is deemed to grant such ISO generally is allowed a corresponding tax deduction equal to the amount of ordinary compensation taxable to the Recipient. Any such deduction may be subject to the limitations of section 162(m) of the Code. The excess, if any, of such selling price over such fair market value should be taxable to the Recipient as a capital gain (long-term or short-term, depending upon whether the Recipient held the stock for more than one year). The company that is deemed to grant the ISO is not allowed a deduction with respect to any such capital gain recognized by the Recipient.

Section 423. Part B of the 2008 Sharesave Plan (“Part B”) is intended to qualify as an “employee stock purchase plan” as defined in Code Section 423. A qualified 423 employee stock purchase plan allows employees under US tax law to purchase stock at a discount from fair market value without any taxes owed on the discount at the time of purchase. A holding period will be required for the purchased stock in order to receive favorable long-term capital gains tax treatment on a portion of a participant’s gains when the shares are sold. With qualified Section 423 employee stock purchase plans, participants are not taxed at the time the shares are purchased, only at the time of sale. Depending on whether the shares were held for the required holding period, a portion of the participant’s gains may be taxed as capital gains or as ordinary income. A participant will not recognize any taxable income as a result of participating in Part B, exercising options granted pursuant to Part B, or receiving shares purchased pursuant to said options.

General. The foregoing discussion deals only with certain US federal income tax consequences to Recipients and the Corporation. The laws of any other jurisdiction that could be relevant either to the Corporation, a subsidiary of the Corporation, or a Recipient are not discussed herein. In particular, the tax consequences under the laws of the United Kingdom (“UK”), where a substantial number of the Recipients will reside and a substantial portion of the Corporation’s operations occur, are not addressed herein. Moreover, the discussion above is relevant to the Corporation only to the extent option awards are made with respect to services performed in the United States, and is relevant to a Recipient only to the extent the Recipient either performs services for the Corporation in the United States or is a citizen or resident of the United States.

Approval by the United Kingdom Revenue and Customs

It is intended that Part A of the 2008 CSOP and Part A of the 2008 Sharesave Plan should have approved status for tax purposes in the UK, which is valuable to both the group and the employee beneficiaries. Approved status could be lost if amendments are made to an approved plan and Her Majesty’s Revenue and Customs (“HMRC”) subsequently asserts that a key feature of the plan has been changed without its approval or conditions for the plan qualifying for approval are no longer met. Therefore, in accordance with best practice, Parts A of these proposed plans will be submitted to HMRC for approval at the earliest opportunity. The Compensation Committee will be permitted under the rules of these plans to make such amendments as may be required by HMRC in order to obtain approved status, subject to stockholder approval to the extent required by applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code.

PROPOSAL FOUR

(Item 4 on the Proxy Card)

Adoption of The Innospec Inc. Performance Related Stock Option Plan 2008

Under this proposal, the Corporation seeks stockholder approval of the Performance Related Stock Option Plan (the “2008 PRSOP”).

Summary of the 2008 PRSOP

The description of the 2008 PRSOP below is a summary of the principal provisions which are not common to the New Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of the New Stock Option Plans” above, and is qualified in its entirety by reference to the 2008 PRSOP, a copy of which is annexed hereto as Appendix A.

Term

The 2008 PRSOP shall terminate on the tenth anniversary of the date of its approval, or at any earlier time as may be determined by the Compensation Committee. Termination of the 2008 PRSOP will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The Committee, in its absolute discretion, may grant the stock options at such exercise price as it shall determine under the 2008 PRSOP, provided however, if an option is granted as an ISO, such option must be issued at an exercise price not less than the fair market value of the underlying share (based on the reported closing price of shares on NASDAQ) on the date of grant. The maximum number of shares which may be issued under the 2008 PRSOP is 575,000. For these purposes, any shares subject to an option or other rights under the 2008 PRSOP which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued. Each Eligible Employee to whom a stock option is granted has the right to disclaim in whole or in part his or her rights under such a stock option. The aggregate fair market value of shares with respect to which all ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Corporation and its subsidiaries shall not exceed $100,000.

Conditions Relating to the Grant of Options

Stock options granted under the 2008 PRSOP are exercisable subject to meeting certain performance targets. The performance targets are set at the absolute discretion of the Committee, and may be amended, relaxed, waived, or substituted after the grant of the option by the Committee if existing constraints or conditions have become unfair or impractical. The targets that are set will generally be “stretch targets” that focus on delivery of high performance and enhance stockholder value.

The Committee may also modify the terms and conditions of any stock option in order to comply with or take into account any securities, exchange control, or taxation laws, regulations, or practice of any jurisdiction as may be applicable. A holder of a stock option may be required by the Compensation Committee to make certain declarations or take such other actions as may be required to comply with or take into account such laws, regulations, or practice. When granting an option intended to take effect as an ISO, the Committee may not impose a condition or limitation if it would result in the option failing to qualify as an ISO. Further, the Committee may not amend such an option if this would result in it failing to qualify as an ISO. Further, notwithstanding any provision of the rules of the 2008 PRSOP to the contrary, in the event that the Committee determines that any option may be subject to Section 409A of the Code, the Committee may adopt such amendments to the 2008 PRSOP and the option or take any other actions that it determines are necessary or appropriate to (i) exempt the option from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

Rights of Exercise

Stock options that have vested may only be exercised by a holder while he or she remains employed by the Corporation or its subsidiaries, and may not (subject to certain exceptions) be exercised before the later of: (a) the second anniversary of the date of the grant, (b) any date or dates determined by the Committee and set forth on the option certificate, and (c) the date upon which the relevant performance targets have been satisfied. The foregoing does not apply if the holder ceases to be employed as a result of injury, ill-health, disability, redundancy, the transfer of the business by which the holder is employed to a firm that is not affiliated with the Corporation, the transfer of the holder’s employing company to a firm outside the control of the Corporation, retirement at normal retirement age including late retirement, early retirement by agreement with his or her employer or any other reason in the absolute discretion of the Committee. In such cases, the Committee has absolute discretion in determining whether such holder’s options shall lapse or become exercisable within a one year period following such holder’s termination. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death. Provided that any relevant performance target has been satisfied, vested options may also be exercised within one year of cessation of employment on account of retirement at normal retirement age including late retirement, early retirement by agreement with his or her employer or any other reason in the absolute discretion of the Committee.

Notwithstanding the provisions described in the foregoing paragraph, an option granted as an ISO may only be exercised within three months following the date on which the holder ceases employment with the Corporation or its subsidiaries, except where such cessation is by reason of permanent and total disability in which case it can be exercised within twelve months of such date. Subject to the satisfaction of any relevant performance target, an option may also be exercised if the holder, whilst remaining an employee of the Corporation or any subsidiary, is transferred to work in another country and as a result will become subject to tax on his or her remuneration in that other country and will therefore suffer a tax disadvantage upon exercise of his or her option or become subject to restrictions on his or her ability to exercise his or her option or hold or deal in the shares or proceeds of sale by reason of the securities or exchange control laws of that country. In such a case the option may be exercised in the period commencing three months before and ending three months after the transfer takes place.

Notwithstanding the foregoing, if an option is granted to someone who is or would otherwise be subject to Section 409A of the Code with a share price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the 2008 PRSOP.

Stock options granted under the 2008 PRSOP shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the expiration of the period allowed for the satisfaction of performance targets; (c) the compulsory winding-up of the Corporation; (d) when the holder of such options becomes bankrupt; (e) termination of employment of the option holder (subject to the provisions described above); (f) the end of the time periods during which exercise is permitted under the provisions governing takeover, reconstruction, amalgamation or liquidation; or (g) in the case of an option which is subject to Section 409A of the Code, at the end of the period for exercise specified above for such options.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his or her option, the Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares over which the option would be exercisable. If the Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Alterations

The Committee may alter the rules in any way it deems fit so long as the subsisting rights of option holders are neither abrogated nor adversely affected, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code.

The Board of Directors recommends a vote “FOR” the approval of the 2008 PRSOP.

PROPOSAL FIVE

(Item 5 on the Proxy Card)

Adoption of The Innospec Inc. Company Share Option Plan 2008

Under this proposal, the Corporation seeks stockholder approval of The Innospec Inc. Company Share Option Plan (the “2008 CSOP”).

Summary of the 2008 CSOP

The description of the 2008 CSOP below is a summary of the principal provisions which are not common to the New Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of the New Stock Option Plans” above, and is qualified in its entirety by reference to the 2008 CSOP, a copy of which is annexed hereto as Appendix B.

Term

The 2008 CSOP shall terminate on the tenth anniversary of the date of its approval, or at any earlier time as may be determined by the Board of Directors of the Corporation or a duly authorized committee. Termination of the 2008 CSOP will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The 2008 CSOP is divided into Part A and Part B and provides stock options to certain directors or employees (as used in this Proposal, each an “Eligible Employee”) of the Corporation or certain designated subsidiaries. In general, an Eligible Employee is either a director of a participating company who is required to work for at least 25 hours per week or an employee of a participating company who is required to work for at least 20 hours per week.

The Compensation Committee, in its absolute discretion, may grant the stock options under the 2008 CSOP and the Committee may adopt any procedure it thinks fit for granting such options. Each Eligible Employee to whom a stock option is granted has the right to disclaim in whole or in part his or her rights under such a stock option.

Conditions Relating to the Grant of Options

An application will be made for Part A of the 2008 CSOP to be approved by HMRC in the United Kingdom and stock options granted to an Eligible Employee under Part A shall be limited so that the aggregate market value of all the shares into which the options may be exercised, at the date of granting the options, shall not exceed the statutory limit imposed by the relevant UK legislation (currently GBP 30,000). Options will be granted at market value, being a price which represents the reported closing price of a share on NASDAQ on the date of grant (or the previous dealing day if the date of grant is not a dealing day) or where an option is to be granted pursuant to an invitation, the date of the invitation (being not more than twenty nine days prior to the date of grant). Where an option is to subscribe for new shares the price cannot be less than the nominal value. Options granted under Part B of the 2008 CSOP will be granted at the market value as described above on the date of grant and will not be approved by HMRC. If the Committee so determines, options intended to qualify as ISOs may be granted under Part B, in which case the aggregate market value, determined at the date of granting the options, of shares with respect to which ISOs become exercisable for the first time by an individual option holder in any calendar year shall not exceed $100,000. The maximum number of shares which may be issued under the 2008 CSOP is 190,000. For those purposes, any shares subject to an option or other rights under the 2008 CSOP which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

The Committee, on the date of granting an option, may in its absolute discretion impose any conditions and limitations upon the exercise of the option, provided that such conditions and limitations are objective and set out in full on, or details are given with, the option certificate. They may be amended, varied or waived only where the Committee considers that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy. When granting an option under Part B intended to take effect as an ISO, the Committee may not impose a condition or limitation if it would result in the option failing to qualify as an ISO. Further, the Committee may not adjust such an option if this would reduce the aggregate price at which such option may be exercised below the market value per share as at the date of grant.

The Committee may make determinations as to performance targets and all other applicable provisions of Part B as necessary in order for Part B and options granted thereunder to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation”, if the Committee determines that such qualification is necessary for an option grant. Further, notwithstanding any provision of Part B to the contrary, in the event that the Committee determines that any option may be subject to Section 409A of the Code, the Committee may adopt such amendments to Part B of the 2008 CSOP and the option or take any other actions that it determines are necessary or appropriate to (i) exempt the option from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

Rights of Exercise

Stock options may only be exercised by a holder (a) while he or she remains employed by the Corporation or certain designated subsidiaries and (b) after the latest of: (i) the third anniversary of the date the options were granted, or (ii) any date or dates imposed by the Committee upon the grant of the options, or (iii) the date on which the relevant performance targets have been satisfied. The previous sentence does not apply if the holder ceases to be employed as a result of injury, ill-health, disability, redundancy, the transfer of the business by which the holder is employed to a firm that is not affiliated with the Corporation, the transfer of the holder’s employing company to a firm outside the control of the Corporation, retirement at normal retirement age including late retirement, early retirement by agreement with his or her employer or any other reason in the absolute discretion of the Committee. In such cases, irrespective of whether additional conditions imposed by the

Committee have been satisfied, the option holder may exercise his or her options within the period of one year, in each case following the date on which he or she ceases to be a director or employee. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death.

Notwithstanding the foregoing where options granted under Part B are intended to qualify as ISOs, such options may only be exercised within three months following the date on which the holder ceases employment with the Corporation or its subsidiaries, except where such cessation is by reason of permanent and total disability in which case they can be exercised within twelve months of such date.

Subject to the satisfaction of any relevant performance target, an option may be exercised if the holder, whilst remaining an employee of the Corporation or any subsidiary, is transferred to work in another country and as a result will become subject to tax on his or her remuneration in that other country and will therefore suffer a tax disadvantage upon exercise of his or her option or become subject to restrictions on his or her ability to exercise his or her option or hold or deal in the shares or proceeds of sale by reason of the securities or exchange control laws of that country. In such a case the option may be exercised in the period commencing three months before and ending three months after the transfer takes place.

Stock options granted under the 2008 CSOP shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the expiration of the period allowed for additional conditions or limitations; (c) the compulsory winding-up of the Corporation; (d) when the holder of such options becomes bankrupt; (e) termination of employment of the holder (subject to the good leaver provisions described above); or (f) the end of the time periods during which exercise is permitted under the provisions governing takeover, reconstruction, amalgamation or liquidation.

The issuance of all shares pursuant to the exercise of an option shall comply with the applicable securities law of the United States.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his or her option granted under Part B of the 2008 CSOP, the Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares into which the option would be exercisable. If the Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Take-Over, Reconstruction and Amalgamation and Liquidation

In addition to the circumstances described in the summary of the New Stock Option Plans, options granted under the 2008 CSOP may be exercised within six months if the court sanctions a scheme of arrangement which HMRC has agreed is equivalent to section 899 of the Companies Act 2006 (UK legislation). Additionally, if a person becomes bound or entitled to acquire shares in the Corporation under legislation which HMRC has agreed is equivalent to section 899 of the Companies Act 2006 (UK legislation) then an option may be exercised during any period such person remains so bound or entitled.

Alterations

Prior to the approval of Part A by HMRC, the Committee may alter the rules as may be necessary in order to obtain such approval. Following approval of Part A by HMRC, the Committee may alter the rules in any way it deems fit so long as the subsisting rights of option holders are neither abrogated nor adversely affected and the share price is not adjusted (except as otherwise permitted in the rules), save that the Committee may alter certain of the provisions permitting exercise in leaver situations to take account of legal developments or advice or changes in market practice. In any case, no alterations to a key feature of Part A shall be effective until approved by HMRC. Further, no alteration shall be made without shareholder approval to the extent that such approval is required by applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code.

The Board of Directors recommends a vote “FOR” the approval of the 2008 CSOP.

PROPOSAL SIX

(Item 6 on the Proxy Card)

Adoption of The Innospec Inc. Non-Employee Directors’ Stock Option Plan 2008

Under this proposal, the Corporation seeks stockholder approval of The Innospec Inc. Non-Employee Directors’ Stock Option Plan (the “2008 NEDs’ Stock Option Plan”).

Summary of the 2008 NEDs’ Stock Option Plan

The description of the 2008 NEDs’ Stock Option Plan below is a summary of the principal provisions which are not common to the New Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of the New Stock Option Plans” above, and is qualified in its entirety by reference to the 2008 NEDs’ Stock Option Plan, a copy of which is annexed hereto as Appendix C.

Term

The 2008 NEDs’ Stock Option Plan shall terminate on the tenth anniversary of the date of its approval, or at any earlier time as may be determined by the Compensation Committee. Termination of the 2008 NEDs’ Stock Option Plan will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The 2008 NEDs’ Stock Option Plan provides stock options to certain non-employee directors of the Corporation (each a “Participant”). The Committee, in its absolute discretion, may grant the stock options at such exercise price as it shall determine under the 2008 NEDs’ Stock Option Plan (provided that where an option is to subscribe for new shares that price cannot be less than the nominal value).

Each Participant to whom a stock option is granted has the right to disclaim in whole or in part his or her rights under such a stock option.

The aggregate number of shares which may be issued under the 2008 NEDs’ Stock Option Plan is 85,000. For these purposes, any shares subject to an option or other rights under the 2008 NEDs’ Stock Option Plan which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

Further, notwithstanding any provision of the rules of the 2008 NEDs’ Stock Option Plan to the contrary, in the event that the Committee determines that any option may be subject to Section 409A of the Code, the Committee may adopt such amendments to the 2008 NEDs’ Stock Option Plan and the option or take any other actions that it determines are necessary or appropriate to (i) exempt the option from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

Rights of Exercise

Stock options may only be exercised by a holder (a) while he or she remains a non-employee director of the Corporation and (b) after any date or dates determined by the Committee and set forth on the option certificate.

In the event an option holder ceases to be a director, the Committee has absolute discretion in determining whether such holder’s options shall lapse or become exercisable within a one year period following such holder’s termination. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death.

Notwithstanding the foregoing, if an option is granted to someone who is or would otherwise be subject to Section 409A of the Code with a share price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than 15 March of the calendar year immediately following the calendar year in which it is first capable of exercise under the 2008 NEDs’ Stock Option Plan.

Stock options granted under the 2008 NEDs’ Stock Option Plan shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the compulsory winding-up of the Corporation; (c) when the holder of such options becomes bankrupt; (d) the date on which the holder ceases to be a director, (subject to the provisions described above); (e) the end of the time periods during which exercise is permitted under the provisions governing takeover, reconstruction, amalgamation or liquidation; or (f) in the case of an option which is subject to Section 409A of the Code, at the end of the period for exercise specified above for such options.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his or her option, the Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares into which the option would be exercisable. If the Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Alterations

The Committee may alter the rules in any way it deems fit so long as the subsisting rights of option holders are neither abrogated nor adversely affected and the share price is not adjusted (except as otherwise provided in the rules), provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code.

The Board of Directors recommends a vote “FOR” the approval of the 2008 NEDs’ Stock Option Plan.

PROPOSAL SEVEN

(Item 7 on the Proxy Card)

Adoption of The Innospec Inc. Sharesave Plan 2008

Under this proposal, the Corporation seeks stockholder approval of The Innospec Inc. Sharesave Plan (the “2008 Sharesave Plan”).

Summary of the 2008 Sharesave Plan

The description of the 2008 Sharesave Plan below is a summary of the principal provisions which are not common to the New Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of the New Stock Option Plans” above, and is qualified in its entirety by reference to the 2008 Sharesave Plan, a copy of which is annexed hereto as Appendix D.

The purpose of the 2008 Sharesave Plan is to provide a means through which the Corporation and its Group Members (as defined in the 2008 Sharesave Plan) may attract able persons to enter and remain in the employ of the Group (as defined in the 2008 Sharesave Plan) and to provide a means whereby employees and directors of the Group can acquire common stock, thereby strengthening their commitment to the welfare of the Corporation and the Group and promoting an identity of interest between stockholders and these employees and directors.

Term

The 2008 Sharesave Plan shall terminate on the tenth anniversary of the date of its approval, or at any earlier time as may be determined by the Board of Directors of the Corporation or a duly authorized committee (as used in this Proposal 7, the “Committee”). Termination of the 2008 Sharesave Plan will not affect grants made prior to termination. No further grants will be made after termination.

Award Grants, Approvals and Maximum Number of Shares

The 2008 Sharesave Plan is comprised of three parts: Part A which provides for the grant of options to eligible employees under a savings-related share option plan approved by HMRC; Part B which provides for the making of awards to eligible employees under an employee stock purchase plan established in accordance with Code Section 423; and Part C which provides for the grant of options to eligible employees under a savings-related share option plan which is neither approved by HMRC nor qualifies for favored tax status in the US, and references to a specific Part of the 2008 Sharesave Plan shall be construed accordingly. No awards shall be made under the 2008 Sharesave Plan unless it has been approved by the stockholders in a general meeting. No awards shall be made under Part A unless approved by HMRC.

The present maximum aggregate number of shares which may be issued under the 2008 Sharesave Plan (including for the avoidance of doubt Parts A, B and C) is 750,000 subject to any future increases which may be substituted at the discretion of the Board upon approval by the stockholders of the Corporation. Any shares subject to an option or other rights granted under the 2008 Sharesave Plan which have lapsed, been renounced or have otherwise become incapable of being exercised or vesting shall not be treated as issued for this purpose.

PART A

Plan Provisions

Part A is for the purpose of granting sharesave options to UK employees and executive directors which have tax benefits due to their tax-approved status under UK law. Under the terms of Part A of the 2008 Sharesave Plan, Eligible Employees (as defined in the 2008 Sharesave Plan) will be provided the opportunity to receive options for Innospec Common Stock as determined by the Board. The terms of the options will permit Eligible Employees to purchase stock at a discounted price of not less than 80% of the Fair Market Value at the time they are invited to participate. Eligible Employees who are granted options will be required to enter into a savings contract for either three or five years pursuant to which they will make voluntary payroll deductions to cover the cost of the stock purchase at the end of the savings contract period. Each Eligible Employee will be entitled to purchase a certain number of shares at the end of the savings contract period as determined by dividing the total amount of payroll deductions (plus a bonus payable at the end of the savings contract) by the discounted price of the stock.

The Corporation will be required to transfer or issue the relevant Shares to the participant not later than 30 days after exercise of the option.

Either authorized and unissued shares or issued shares reacquired by the company may be made subject to options under the 2008 Sharesave Plan. Any Shares not purchased prior to the termination of an option may be again subjected to an option under the 2008 Sharesave Plan.

All Shares purchased under an option will be paid for in full at the time the option is exercised by transfer of the purchase price from the employee’s payroll deduction account.

Invitations of Applications and Scaling Down

The Committee may decide in its discretion when to issue invitations under the 2008 Sharesave Plan, in which case invitations must be issued to all Eligible Employees. In general terms, an Eligible Employee is either a UK-resident executive director of a participating company who is required to work for at least 25 hours per week or a UK-resident employee of a participating company. The Committee may, in its sole discretion, approve any other employee or executive director of a participating company as an Eligible Employee. Monthly contributions to be made by each applicant cannot exceed the lesser of GBP 250 per month (or such other amount permitted by the relevant legislation from time to time) and such other maximum contribution as may be determined from time to time by the Committee. If valid applications are received for an aggregate number of shares that exceed a maximum number as set by the Committee, then the Committee may scale down applications to the extent necessary using a method stated in the 2008 Sharesave Plan or otherwise agreed with HMRC.

Rights of Exercise

Generally stock options may only be exercised by a holder while he or she remains employed by the Corporation or certain designated subsidiaries and (a) within six months starting on the bonus date under the relevant savings contract (i.e. the end of the savings contract period) or (b) within six months following the date on which he or she reaches the age of 65. The previous sentence does not apply if the holder ceases to be employed by the Corporation as a result of injury, disability, redundancy, retirement after reaching 65 or any other age at which he or she is bound to retire under his or her employment contract, employment with a company or business that ceases to be within the Corporation’s group, or, after holding options for at least three years, for any other reason. In such cases, the option holder may exercise his or her options within the six month period following the date on which he or she ceases to be a director or employee of the Corporation or the designated subsidiaries. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death or the date of the bonus date, whichever is shorter.

Stock options granted under the Part A shall lapse upon the occurrence of: (a) six months after the bonus date; (b) when an option holder ceases to be employed by the Corporation or the designated subsidiaries (subject to the exceptions set out in the previous paragraph); (c) the compulsory winding-up of the Corporation; (d) when the holder of such options becomes bankrupt; or (e) the participant choosing to stop making monthly contributions under the savings contract before the end of that contract.

Alterations

The Committee may alter the rules in any way it deems fit, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by any applicable law, regulatory authority or the rules of any relevant exchange and amendments to certain key features of Part A require the prior approval of HMRC.

PART B

Plan Provisions

During the term of Part B of the 2008 Sharesave Plan, Innospec may make one or more offers through a series of offering periods as determined by the Committee, to offer to each Eligible Employee (as defined in the 2008 Sharesave Plan) to purchase options for Innospec common stock through voluntary payroll deductions. Each Eligible Employee will be entitled to purchase a certain amount of shares determined by dividing the total amount of deductions made from an Employee’s payroll by the Purchase Price of the stock on the Purchase Date (but not exceeding the amount specified in Section 423(b) of the Internal Revenue Code) for any offering. The option price for each offering will be at least 85% of the Fair Market Value on the date the option is received by the participant. The Purchase Date will be as determined by the Committee. The Fair Market Value of Innospec stock shall mean the average of the high and low price per share as reported in the Wall Street Journal (or other reporting service approved by the Board or Committee) on the next trading day.

The options will be exercised on the Exercise Date of each Offering Period and the maximum number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. The beginning and ending dates of each Offering Period and each Purchase Date will be determined by the Committee. Part B may allow participants to cancel or reduce (or both) their payroll deduction authorizations and participants will be asked to confirm their election to purchase.

In accordance with the overall cap described above, no more than 750,000 shares of Innospec common stock may be sold pursuant to the Part B. In the event that the Committee determines that an adjustment is appropriate by reason of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the company, issuance of warrants or other rights to purchase shares or other securities of the company, or other similar corporate transaction or event, it shall adjust any or all of (1) the number and type of shares that may be made subject to options, (2) the number and type of shares subject to outstanding options, and (3) the grant, purchase or exercise price with respect to any option.

Either authorized and unissued shares or issued shares reacquired by the company may be made subject to options under Part B. Any shares not purchased prior to the termination of an option may be again subjected to an option under Part B. An employee will not be granted an option under Part B if the employee, immediately after the option is granted, owns stock having 5% or more of the total combined voting power or value of all classes of stock of the company. No employee will be granted an option that permits the employee to accrue rights to purchase stock under all employee stock purchase plans of the company at a rate that exceeds $25,000 (or such other maximum as may be prescribed from time to time under the Internal Revenue Code) of fair market value of such stock (determined at the date of grant) for each calendar year in which the option is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Internal Revenue Code.

Upon termination of a participant’s status as an Employee prior to the Purchase Date of an Offering Period for any reason, other than as a result of injury, disability, redundancy, retirement or death, the Contributions and any interest credited to his or her account will be refunded to the Employee or his or her beneficiary or estate as the case may be, through normal payroll processing as soon as administratively practicable following such termination.

If a participant ceases to be employed by the Corporation as a result of injury, disability, redundancy, death or retirement after reaching any age he or she is bound to retire under his or her employment contract, the option holder (or a personal representative in the case of death) may exercise his or her options within the three month period following the date on which he or she ceases to be a director or employee of the Corporation or the designated subsidiaries, provided that in no circumstances can an option be exercised after the Purchase Date. If the participant fails to exercise his or her options within such three month period, his or her account balance will be refunded to him or her or his or her beneficiary or estate, as the case may be, through normal payroll processing as soon as administratively practicable following such date of cessation.

All shares purchased under an option will be paid for in full at the time the option is exercised by transfer of the purchase price from the employee’s payroll deduction account.

Plan Benefits

Participation in Part B is voluntary and dependent upon each Eligible Employee’s election to participate, and the benefit of participating will depend on the terms of the offerings (if any) and fair market value of the stock on the Exercise Date. Accordingly, future benefits that would be received by Eligible Employees under the proposed Part B are not determinable at this time.

Tax Consequences.

Part B is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

In accordance with SEC rules, the following description of tax matters relating to Part B is provided. In general, a participant has no taxable event at the time of grant of an option or at the time of exercise of an option, but will realize taxable income at the time the participant sells the shares acquired under Part B.

If the participant observes certain holding period requirements, the participant’s gain on sale will generally be taxed at capital gains rates, except that in certain circumstances a portion of the participant’s gain will be treated as ordinary income. Those circumstances will generally occur if the exercise price of the shares is established as a percentage less than 100% of the fair market value of the shares at the beginning of the offering period, or if at the beginning of the period it is unknown what the exercise price will be, for example, if the exercise price can be determined only on the Exercise Date. The participant’s ordinary income will not be greater than the excess, if any, of the fair market value of the shares at the time of grant over the exercise price (or, if lower, the actual proceeds of sale over the actual purchase price of the shares). If the exercise price is a function of the value of the shares on the Exercise Date, the exercise price will be determined as if the option was exercised at the time of grant for purposes of calculating this limit. If the participant sells the shares only after satisfying the holding period requirements, the company will not be entitled to a deduction.

If the participant sells the shares before satisfying the holding period requirements, then the participant will realize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the Exercise Date. The company will be entitled to a corresponding deduction. The remainder of the proceeds of sale will be taxed at capital gains rates.

PART C

Part C is for the purpose of granting sharesave options to non-UK/US employees and directors. The terms of Part C are in general terms the same as those of Part A above except that:

(a)	the Committee may choose in its discretion to whom it will grant options;

(b)	the participant may only elect to make thirty six monthly savings contributions;

(c)	there is more flexibility as to the format of invitations and applications for options;

(d)	the number of shares subject to the option will be the total of the savings contributions divided by the exercise price but no bonus will be payable on top of the savings;

(e)	alternative arrangements may be made for the participant to save monthly contributions rather than the participant entering into a savings contract with a savings body as per Part A;

(f)	the Corporation may choose to satisfy any rights the participant has in respect of his or her option by making a cash payment rather than providing shares; and

(g)	any requirement for HMRC approval will not apply.

The Board of Directors recommends a vote “FOR” the approval of the 2008 Sharesave Plan.

MANAGEMENT

The following sets forth certain information as of March 12, 2008 with respect to the Corporation’s nominees for directors, the Corporation’s continuing directors and certain officers of the Corporation and its subsidiaries (including all executive officers of the Corporation). Officers of the Corporation serve at the discretion of the Board of Directors.

Nominees for Director

Class I Directors who will serve until the 2011 Annual Meeting and are seeking election or re-election

Hugh G. C. Aldous—Director since January 11, 2005	Age: 63

Hugh Aldous is a partner at Grant Thornton LLP, Chartered Accountants. He was formerly a partner of Robson Rhodes LLP, Chartered Accountants where he served as Chief Executive Officer from 1987 to 1997. Robson Rhodes merged with Grant Thornton on July 1, 2007. Mr. Aldous currently serves as Chairman of Eastern European Trust plc, a London listed co-investor in Russia and Eastern Europe. Mr. Aldous is also a non-executive director of two UK listed public investment companies Henderson TR Pacific Investment Trust plc and Elderstreet Venture Capital Trust plc. He is also a director of Polar Capital Holdings plc, a UK based asset management company and Melorio plc. Mr. C. Hale is also a director of this company. Mr. Aldous was a member of the UK Competition Commission, has authored several reports on corporate governance issues, has served as the audit committee chairperson for several companies and currently chairs the audit committee of one public company and serves as a member of the audit committee of another. Mr. Aldous is a member of the Audit Committee.

Peter Fearn—Director since January 1, 2008	Age: 54

Peter Fearn is currently President of Dipharma Srl, an Italian chemicals company supplying the pharmaceuticals industry. He also owns SKMP Limited, a consulting firm specializing in mergers and acquisitions in the chemicals industry. Between 2002 and 2005, he was CEO of Finnish Chemicals Oy. Previously, Mr. Fearn was Main Board Director of Laporte plc, the British specialty chemicals company and CEO of their Specialty Organics division. Earlier in his career, he was with Courtaulds plc for approximately twelve years and was a Member of their Group Executive, as well as CEO of the Coatings Division for Europe, Africa and the Middle East, having previously held several international positions. A Fellow of the Institute of Chartered Accountants (FCA), Mr. Fearn began his career with KPMG.

Joachim Roeser—Director since January 1, 2008	Age: 53

Joachim Roeser is currently CEO of the Amber Chemical Group, a global specialty silicone producer owned by Caledonia Investments. He is a German national and has lived and worked in Belgium, France and Germany as well as in the UK. Previously, he was president and CEO of Luzenac, a Rio Tinto subsidiary and the leading talc mining producer in the world, for five years. Prior to that, Mr. Roeser was European president of Ferro Corporation. He started his career thirty years ago in the emulsifier and starch industry before joining Arco Chemical in 1983, where he held a number of senior management positions, and ultimately served as Global Business Director, Styrene for two years. Mr. Roeser earned his Bachelor of Science degree in Chemical Engineering from the University of Wuppertal.

Continuing Directors

Class II Directors who will serve until the 2009 Annual Meeting

James M. C. Puckridge—Director since May 7, 1998	Age: 72

James Puckridge was Chairman of Elf Atochem UK Limited, a position he assumed in 1990, until his retirement on December 31, 1998. Prior to that he was Managing Director of the same organization. He is a past President of the British Plastics Federation and a former Council Member of the Chemical Industries Association, where he was Chairman of the General Purpose and Finance Committee. He has been Chairman of the Trustees of the Innospec Limited Pension Plan since October 3, 2000. Mr. Puckridge is Chairman of the Compensation Committee and a member of the Nominating and Governance Committee.

Paul W. Jennings—Director since June 23, 2005	Age: 50

Paul Jennings serves as President and Chief Executive Officer of the Corporation, having been appointed to this position on June 23, 2005. Prior to this he served as Executive Vice President and Chief Financial Officer having joined the Corporation in November 2002. Before joining the Corporation, Mr. Jennings served as Chief Financial Officer for Griffin LLC, a joint venture between Griffin Corporation and Du Pont in the crop protection chemical industry based in the USA. From 1986 to 1999, Mr. Jennings held the positions of Chief Financial Officer and Vice President—Finance for various divisions and regions of Courtaulds plc working in Europe, USA and Singapore spanning the fiber, chemical, film and coating industries. Mr. Jennings was appointed as a non-executive director of Exide Technologies with effect from September 18, 2006.

Class III Directors who will serve until the 2010 Annual Meeting

Dr. Robert E. Bew—Director and Chairman since May 7, 1998	Age: 71

Dr. Robert Bew serves as Non-Employee Chairman of the Corporation. Until January 1, 2001 he was Chairman of the European Process Industries Competitiveness Centre, an organization specializing in increasing competitiveness in process industries, and until 2002 he was Chairman of the Teesside Chemical Initiatives (TCI). He spent over thirty five years with ICI, most recently as CEO of ICI’s International Chemical & Polymer division based in Teesside, UK. Previously he served as head of ICI Corporate Planning and between 1995 and 1997 he was also Chairman of Phillips Imperial Petroleum Limited, a refinery joint venture between ICI and Phillips Petroleum. Dr. Bew is a member of the Nominating and Governance Committee.

Martin M. Hale—Director since February 27, 1998	Age: 67

Martin Hale is a Director of Chemtura Corporation (formerly Great Lakes Chemical Corporation (“Great Lakes”) which merged with Crompton Corporation to form Chemtura Corporation on July 1, 2005), having been a Director of Great Lakes since 1978 and from 1995 until May 2000 served as Chairman. Prior to 1983, Mr. Hale was President and Chief Executive Officer of Marsh & McClennan Asset Management Company. From 1983 to 2001 Mr. Hale was Executive Vice President and Partner of Hellman Jordan Management Co, a registered investment adviser. He also serves as an Honorary Trustee of the Museum of Fine Arts, Boston. Martin Hale is the brother of Charles Hale who is also a Director of the Corporation. Mr. Martin Hale is the Chairman of the Audit Committee.

Officers (other than those who are directors and listed above)

Ian Cleminson (Appointed July 3, 2006)	Age: 42

Ian Cleminson serves as Executive Vice President and Chief Financial Officer to the Corporation, having joined it in February 2002. Prior to his appointment as Chief Financial Officer, Mr. Cleminson was Financial Controller for the Fuel Specialties and Active Chemicals divisions within Innospec. He joined the Corporation from BASF plc where between 1999 and 2002 he served as Financial Controller of their Superabsorbants division. Previously, he worked as a senior manager with KPMG, the global accountancy firm, having worked as an accountant in private practice since 1989.

Andrew Hartley (Appointed November 1, 2004)	Age: 51

Andrew Hartley serves as Vice President and General Counsel to the Corporation, having been appointed as Corporate Secretary on November 1, 2004. Prior to this, Mr. Hartley was Company Secretary and General Counsel of BASF plc, the UK subsidiary of the global chemical company, BASF AG. He has held in-house legal positions since 1990, prior to which he worked in private practice.

Dr. Catherine Hessner (Appointed August 12, 2003)	Age: 49

Cathy Hessner serves as Senior Vice President, Human Resources of the Corporation, having joined it in March 2003. Prior to joining the Corporation, she served as European Human Resources Director for Nova Chemicals, a US commodity chemicals company. From 1995 to 1999, Dr. Hessner served as European HR Director, based in the UK, for Anheuser-Busch, the US brewing corporation and, prior to that, spent nine years with various divisions of Mars Incorporated in a variety of human resources and general business roles.

Dr. Ian McRobbie (Appointed May 7, 2002)	Age: 59

Ian McRobbie serves as Senior Vice President, Research and Technology, having joined the Corporation in January 2002. Between 1989 and 2002 he was Technical Director of A H Marks and Company Limited, a privately owned British chemical company operating in agrochemical and specialty chemical markets. Prior to this, he worked in senior research and manufacturing roles for Seal Sands Chemical Co. Limited (a wholly owned subsidiary of the Hexcel Corporation based in California) and BTP plc (now part of Clariant).

Richard T. Shone (Appointed May 7, 2002)	Age: 60

Richard Shone serves as Vice President, Safety, Health and Environment of the Corporation, having joined the Corporation in a similar capacity in May 1997. Prior to that, from 1986, he served as General Manager, Group Safety Hazards and Environment of Laporte plc, having previously worked for the UK’s Health and Safety Executive.

Patrick S. Williams (Appointed September 6, 2005)	Age: 43

Patrick Williams serves as Executive Vice President and President, Fuel Specialties of the Corporation. Prior to holding this position, Mr. Williams held a number of senior management and sales leadership positions in Innospec Fuel Specialties LLC, latterly acting as the Chief Executive Officer of this business. Before joining the predecessor company of Innospec Fuel Specialties LLC, Starreon Corporation, in 1993, Mr. Williams established a number of businesses and currently holds equity positions in a small exploration and oil production company and a real estate business.

Mr. Charles M. Hale and Mr. Samuel A. Haubold will retire immediately after the Annual Meeting.

Family Relationships

There are no other family relationships between any of the persons referred to in the sections “Nominees for Director”, “Continuing Directors” or “Officers” above.

LEGAL PROCEEDINGS

The Corporation’s Form 10-K for the year ended December 31, 2007, a copy of which is enclosed with this Proxy Statement and which was filed with the SEC on February 25, 2008 sets forth details of legal proceedings in which the Corporation is involved. Information relating to such legal proceedings is incorporated herein by reference.

No director or officer and to our knowledge no affiliate of the Corporation or any associate of any director or officer is involved, or has a material interest in, any proceedings which would have a material adverse effect on the Corporation.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize stockholder value in a manner consistent with all applicable legal and regulatory requirements as well as the highest standards of business ethics and integrity. The Corporation has adopted a set of Corporate Governance Guidelines available on the Corporation’s website, including specifications for director qualification and responsibility, which the Board and senior management believe promote this purpose and represent best practices. The Board of Directors believes that corporate governance is an evolving process and periodically reviews and updates the Corporate Governance Guidelines.

The guidelines can be accessed electronically in the Investor Relations section of our website, www.innospecinc.com, by writing to Investor Relations at Innospec Inc., Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, England, or by e-mailing investor@innospecinc.com.

Information about the Board of Directors

Attendance

The Board of Directors met seven times and the Committees of the Board met a total of twenty times during fiscal year ended December 31, 2007. Directors are expected to attend all Board Meetings and meetings of committees on which they serve. All of the directors attended the 2007 Annual Meeting. Each of the directors attended all of the meetings of the Board and meetings of committees of the Board on which he served in person or by teleconference.

Independent Board of Directors

The Board of Directors, after considering broadly all relevant facts and circumstances of which it is aware, including those matters set forth under “Certain Other Transactions and Relationships” and under “Management—Family Relationships”, has determined that a majority of its members are independent within the meaning of the NASDAQ Stock Market listing rules applicable on the date hereof.

The Corporation adopted the following standards for director independence in compliance with NASDAQ’s corporate governance listing standards.

1.    No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Corporation or its wholly-owned subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Corporation). These determinations must be disclosed.

2.    The Board has established the following criteria for determining director independence:

a.    A director who is an employee, or whose immediate family member is an executive officer of the Corporation is not “independent” until three years after the end of such employment relationship;

b.    A director who receives, or whose immediate family member receives, more than $60,000 per year in direct compensation from the Corporation, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $60,000 per year in such compensation;

c.    A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external registered public accounting firm of the Corporation is not “independent” until three years after the end of the affiliation or the employment or auditing relationship;

d.    A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Corporation’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship; and

e.    A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

The Board determined that each member of the Board, except for Mr. Jennings, meets the aforementioned independence standards. Mr. Jennings does not meet the aforementioned independence standards, because, as the current President and Chief Executive Officer of the Corporation, he is an employee of the Corporation.

The Corporation is listed on the NASDAQ Stock Market (“NASDAQ”). Rule 4200(a)(15) of NASDAQ’s Marketplace Rules sets forth the applicable criteria for determining director independence. By virtue of Rule 4200(a)(15), all directors of the Corporation, except for Mr. Jennings, may be defined as independent.

Executive Sessions of Non-Employee Directors

“Non-employee” directors are all those who are not Corporation officers, and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason. Executive sessions are led by the Chairman. An executive session is held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Chairman at his own discretion or at the request of the Board. Dr. Robert E. Bew has been designated as the Chairman. There were four executive sessions during the fiscal year 2007.

Contacting the Board of Directors

Any stockholder who desires to contact the Chairman or any of the directors of the Corporation may do so via the following e-mail address: contact.board@innospecinc.com, or by writing to them at Innospec Inc., Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, England. Communications received electronically or in writing will be forwarded to the addressee of the communication.

Committees of the Board of Directors

The Corporation has Audit, Compensation and Nominating and Governance Committees, the members of which are as shown below.

Audit Committee

The Audit Committee operates pursuant to a written Charter, and is responsible for monitoring and overseeing the Corporation’s internal controls and financial reporting process, the independent audit of the Corporation’s consolidated financial statements by the Corporation’s independent registered public accounting firm, PricewaterhouseCoopers LLP, and the other responsibilities set forth in its Charter. The Charter was filed with the Corporation’s 2005 Proxy Statement. Mr. C. Hale has served as a member of this Committee since its formation on May 11, 1998. On February 20, 2002 Mr. M. Hale was appointed Chairman of the Committee. On March 31, 2004, Dr. Bew was appointed to the Committee. Mr. Aldous was appointed to the Committee on February 15, 2005. Dr Bew resigned from the Committee with effect from December 31, 2005 and will re-join with effect from May 6, 2008. Each of the members of the Committee meets the criteria for director independence for service on the Audit Committee as set forth in Rule 4350(d) of NASDAQ’s Marketplace Rules. The Committee met eight times during the fiscal year 2007.

All Audit Committee members possess the required level of financial literacy and at least one member of the Committee meets the current standard of requisite financial management expertise as required by NASDAQ on the date hereof. The Board of Directors has determined that Messrs. M. Hale and Aldous qualify as Audit Committee Financial Experts, as such term is defined in Item 401(h) of Regulation S-K, and are independent for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board made this determination based on Mr. M. Hale’s forty years of experience as a securities analyst and portfolio manager with emphasis on balance sheet study and his direct experience serving on the audit committee of the Great Lakes Chemical Corporation (now Chemtura Corporation) for the last twenty years (including five years as its chairman), and Mr. Aldous’ qualification as a chartered accountant and appointment as a partner of Grant Thornton LLP, Chartered Accountants.

PricewaterhouseCoopers LLP, the Corporation’s independent registered public accounting firm, reports directly to the Audit Committee.

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the independent registered public accounting firm prior to the filing of officers’ certifications with the Securities and Exchange Commission (the “SEC”) to receive information concerning, among other things, significant deficiencies or material weaknesses in the design or operation of internal controls.

Any stockholder or employee may submit at any time a good faith complaint regarding any questionable accounting, internal accounting controls, or auditing matters concerning the Corporation without fear of dismissal or retaliation of any kind. Employees are encouraged to report their concerns and complaints to the Corporate Secretary or to the Audit Committee. Confidential, anonymous reports may be made by writing to: Corporate Secretary, Innospec Inc., Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, England. The Audit Committee has adopted a Complaint Monitoring Procedure Policy to enable confidential and anonymous reporting to the Audit Committee. All complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters will be retained in accordance with the Corporation’s document retention policy.

The Corporation’s Internal Audit group reports directly to the Audit Committee.

The Corporation limits the number of public company audit committees on which its audit committee members may serve to three or less.

The Audit Committee Report appears later in this Proxy Statement.

Compensation Committee

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. The Charter was filed with the Corporation’s 2004 Proxy Statement.

The Committee reviews management compensation programs, recommends compensation terms and agreements for senior executive officers to the Board for Board approval, reviews changes in compensation for senior executive officers and non-employee directors and administers the Corporation’s stock option plans. Mr. Puckridge and Mr. C. Hale were appointed to the Committee on February 20, 2002. Mr. Puckridge was appointed Chairman on March 31, 2004. Mr. Haubold was appointed to the Committee on April 1, 2004. It is intended that Mr. Aldous and Mr. Fearn will be appointed to the Committee with effect from May 6, 2008. Each of the members of the Committee meets the criteria for director independence as set forth in Rule 4200(a)(15) of NASDAQ’s Marketplace Rules. The Committee met five times during the fiscal year 2007.

Compensation Committee Interlocks and Insider Participation

As described under “Director Independence” above, each of the Compensation Committee members are independent under the rules of the NASDAQ Stock Market and under the Corporation’s independence criteria.

During 2007 no Committee members were officers or employees of the Corporation, were former officers of the Corporation or were engaged in transactions with a related person that would be required to be disclosed by the rules promulgated by the SEC.

In addition, during 2007 none of the Corporation’s executive officers served as directors or board committee members of other entities, of which no executive officers served as a director of the Corporation or as a member of any of the Corporation’s Board Committees.

Nominating and Governance Committee

On November 19, 2002, the Corporation formed a Nominating and Governance Committee and appointed Mr. Haubold as its Chairman and Mr. Puckridge as a member. Dr. Bew was appointed to the Committee on November 1, 2005. It is intended that Mr. Roeser will be appointed to the Committee with effect from May 6, 2008. The purpose of the Committee is to identify individuals qualified to become Board members consistent with criteria approved by the Board, recommend to the Board the persons to be nominated by the Board for election as directors at the Annual Meeting of Stockholders, develop and recommend to the Board a set of corporate governance principles and oversee the evaluation of the Board and management. The Committee met four times during the fiscal year 2007.

Each of the members of the Committee meets the criteria for director independence as set forth in Rule 4200(a)(15) of NASDAQ’s Marketplace Rules. The Committee operates under a formal charter that governs its duties and standards of performance. The Charter was filed with the Corporation’s 2004 Proxy Statement.

The Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee regularly assesses the appropriate size of the Board and whether vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Committee and may be considered at any time during the year. The nominees for election at this year’s Annual Meeting of Stockholders were recommended for nomination by non-employee directors of the Corporation.

The policy of the Committee is to consider properly submitted stockholder nominations for election to the Board as described in the Corporate Governance Guidelines which may be found at Appendix A of the Corporation’s 2004 Proxy Statement, and can also be found on the Corporation’s website www.innospecinc.com. In order for any candidate to be considered by the Committee, and if nominated, included in the Proxy Statement, such recommendation should be received no later than the deadline for submission of stockholder proposals. See “Stockholders’ Proposals For the 2008 Annual Meeting”. Recommendations should be sent to the Corporate Secretary and should specify the nominee’s name, qualification for Board membership and any other information required by the Corporation’s Bylaws. All properly submitted stockholder proposals for director nominees received by the Corporate Secretary will be submitted to the Committee for review and consideration.

Code of Ethics

Management has adopted a Code of Ethics, violations of which may be reported to the Chairman of the Nominating and Governance Committee or the Corporate Secretary. This Code of Ethics is intended to promote, among other things, honest and ethical conduct, full and accurate reporting and compliance with applicable laws and regulations.

Copies of Code of Ethics, Corporate Governance Guidelines and Committee Charters

Any stockholder who requires a copy of the Code of Ethics, Corporate Governance Guidelines or any of the Board Committee Charters may obtain one by writing to Investor Relations at Innospec Inc., Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, England, or by e-mail to: investor@innospecinc.com. These documents can also be accessed via the Corporation’s website, www.innospecinc.com. The Charters of the Committees may be accessed at the Corporation’s website at www.innospecinc.com under the “Investor Relations”, then “Corporate Governance” headings.

COMPENSATION DISCUSSION AND ANALYSIS

Our executive compensation program is designed to help us recruit and retain the executive talent required to successfully manage our businesses. Accordingly, the overall compensation program is designed to motivate employees to achieve business objectives and maximize their long-term commitment to our success by providing compensation elements that align executives’ interests with shareholder value and achievement of our long-term strategies.

Compensation Philosophy

The compensation philosophy of the Corporation is to link executive compensation to continuous improvement in corporate performance and increases in stockholder value. The goals of the Corporation’s executive compensation programs are to:

•

Establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent and the Corporation’s unique business profile.

•	Recognize superior individual performance, new responsibilities and new positions within the Corporation.

•

Balance short-term and long-term compensation to complement the Corporation’s annual and long-term business objectives and strategy and to encourage executive performance in the fulfillment of those objectives.

•	Provide variable compensation opportunities based on the Corporation’s performance.

•	Encourage stock ownership by executives.

•	Align executive remuneration with the interests of stockholders.

•	Focus on reward for achievement of exceptional performance.

The Corporation regularly carries out a review of the market to ensure that each component of our executive compensation program is competitive at the market median, and aims to provide a balance between fixed elements of pay and performance related elements. No element of compensation is driven by tax, accounting or regulatory considerations. Further information on each of the components of compensation is given below.

Role of the Compensation Committee and its advisors in determining compensation

The Corporation’s Compensation Committee is responsible for assisting the Board in fulfilling its responsibilities for establishing and maintaining executive compensation and incentive programs in accordance with the philosophy outlined above. The Committee provides oversight to ensure that compensation and incentive programs are competitive, closely related to the achievement of corporate objectives and aligned with long-term interests of shareholders. Independent advice is provided to the Committee by Hay Group, who were appointed by the Committee. As part of their role as advisors to the Committee, Hay Group undertake external benchmarking of the senior executive salaries and overall compensation packages and provide ad hoc advice and support to the Chairman of the Committee as required. In addition, they provide advice on the CEO’s overall package and attend at least one Compensation Committee meeting a year. In 2007, the advisors attended two meetings of the Compensation Committee and had a number of telephone or e-mail discussions with the Chairman of the Committee. Any additional work undertaken by the advisor for the Corporation must have the approval of the Committee. The Chief Executive Officer (“CEO”) makes recommendations to the Committee on the performance of the senior executive officers, excluding himself. The Senior Vice President, Human Resources provides information to the Committee as requested. No further role is played by executive officers. The Compensation Committee reviews and, if appropriate, approves the recommendations of the CEO on the base salary for the named executive officers. In addition, the Committee recommends a base salary for the CEO to the Board, taking into account the market information provided by Hay Group, the performance of the CEO in the previous year and the overall business performance and results.

Elements of Compensation

The material elements of compensation for the Corporation’s named executive officers are discussed and explained in separate sections below.

A. Base Salary

The level of base salary takes into account a number of factors. Each year the external market is assessed by Hay Group, as independent advisors, and base salary is targeted at the median level of the relevant market. In addition, the level and scope of responsibility, experience, and corporate, business unit and individual performance are all key criteria in evaluating role size and hence base salary determination.

The relevant external market and the Hay Group pay database used for executives based in the UK comprises UK-based roles within industrial and service companies. All executive jobs are assessed and graded using the Hay methodology as described above, ensuring that when they are matched into the database by Hay Group, only jobs which are of a similar size are included. We believe that this approach is appropriate as it takes into account the specific nature of the roles as well as the size of the Corporation, the nature of its business and the markets within which it operates.

In addition we look at data for companies based in the UK with a revenue range of $300 million to $600 million and a market capitalization range of $350 million to $550 million. This provides an additional check to ensure that there is consistency in the data.

For the executive based in the US, namely the position of Executive Vice President, Fuel Specialties, US Chemical Industry data is used. Again the role is assessed before matching it into the database to ensure it is compared with jobs of a similar size in the United States.

In setting base salaries the Compensation Committee target the median (50th percentile) of the survey group. Individual salaries within a range are determined by each officer’s experience, expertise, overall performance and contribution to the Corporation and market competitiveness. We believe that this methodology enables us to remain competitive in our markets without incurring unnecessary costs. In 2007, as part of the annual salary review, Mr. Jennings’ base salary was increased by 10.34% to $641,376. The base salary increases for the other named executive officers were on average 6.1%, based on a competitive analysis. In addition, after consulting with their advisor the Committee recommended subsequent increases in the base salary to Mr. Jennings and Mr. Williams to reflect their outstanding contribution to the extraordinary performance of the Company and to take account of market rates. These recommendations were approved by the Board, and effective October 1, 2007, Mr. Jennings’ base salary was increased to $841,806 and Mr. Williams’ base salary was increased to $504,250.

B. Incentives

Incentive programs are operated both over the short-term and the long-term. Linking a significant proportion of pay to performance is a key element of executive remuneration. In setting the policy levels, the Compensation Committee reviewed each element of overall compensation and targeted market median practice in terms of the different components, using the benchmark market specified above. The Committee believes that the overall compensation has the appropriate balance between long and short term incentives and cash and non-cash compensation, based on knowledge of market practices and input from its advisors. In 2007, the Committee formally reviewed the allocation of compensation between the different elements of reward and confirmed that the balance was appropriate and in line with market practice. The Committee target at least 50% of total compensation for the CEO to be delivered through both long and short term variable compensation. In the case of the CEO, over 50% of his overall target compensation is delivered through variable compensation.

i) Annual Incentives

Management Incentive Compensation Plan (MICP)

The Corporation’s short term incentive plan is the MICP which is driven by annual performance. For the executives and senior management team, payments are based on achievement against pre-determined targets set by the Board for corporate performance and business unit performance (where appropriate) and personal performance against objectives. All bonus payments are subject to a corporate performance threshold: if this is not achieved then no bonus payments are made to individuals for that year regardless of personal and business unit performance. Further, for those individuals with a business unit performance measure, if business unit performance is below a threshold level then no bonus will be paid for that year, irrespective of overall corporate and individual performance.

In the case of the CEO the Committee has set a target bonus of 55% of his base salary. In calculating the bonus due, 80% is based on the achievement of corporate targets and business performance and 20% is based on achievement of personal objectives. In the case of the named executives, the target bonus is set at 40% (33% in the case of Mr. Williams, Executive Vice President and President, Fuel Specialties), with 80% based on Corporate and business performance and 20% based on achievement of personal objectives.

	Corporate/Business Performance	Personal objectives	Target Bonus as % of salary
CEO	80% of target bonus	20% of target bonus	55%
Senior Executives	80% of target bonus	20% of target bonus	40%[1]

1	In the case of Mr. Williams, the target bonus level under this Plan is set at 33%, as he is also eligible for a bonus of up to a maximum of 50% of his base salary under a US bonus plan.

The Compensation Committee reviews the allocation between business and personal performance each year to ensure it is appropriate.

The performance measures are also reviewed to ensure they remain appropriate and stretching. The corporate measures are currently based on achievement of targeted levels of corporate cash and corporate operating income. These are key performance indicators for the Corporation. Personal objectives are specific to the particular business area or function within which the executive operates. In addition to the personal element shown above, if an individual’s performance assessment for the year is below satisfactory then no bonus is paid at all.

The levels of target bonus are kept under review and are targeted at the median level against the market. The maximum bonus achievable for out-performance is also reviewed to ensure that the incentive to deliver exceptional performance is in line with market trends. As a result the maximum bonus achievable for out-performance was increased for 2007 and the level of out-performance required for maximum bonus was also increased. In 2007, the maximum bonus achievable for out-performance was equal to 230% of target bonus for the CEO. This gives a maximum bonus potential of 126.5% of his base salary. In the case of the other executives, the maximum bonus potential is 92% of their base salary (76.6% in the case of Mr. Williams). Maximum bonuses are awarded when the business exceeds its targets for the business results by 30%. If however the business results are less than 90% of the targets, no bonuses are paid to any executive, regardless of their personal performance.

No awards are made under the bonus scheme until the annual business results have been audited by the independent registered public accounting firm and approved by both the Audit Committee of the Board and the full Board.

In 2007, in determining the amount of bonus earned by the CEO, the Committee took into account, amongst other things, the improvement in the external value and perception of the Corporation, the significantly improved operating performance of the Corporation and the development of an R&D strategy which resulted in improved focus on development of new products to support the strategic direction or the Corporation. Based on the strong performance and results of the Corporation, the Board approved the Compensation Committee’s recommendation for Mr. Jennings to be awarded a bonus of $1,041,735.

A provision has now been introduced which allows for potential claw-back of bonuses already paid if, at some point in the future, it is identified that the audited results were inaccurate or need to be restated.

Co-Investment Plan

In recognition of the need to align shareholder and executive interests, the Corporation introduced the Co-Investment Plan in 2004. Under the terms of the plan an executive may invest a portion of the annual bonus (paid in accordance with the targets above) to purchase shares in the Corporation and receive an award of matching shares as described below. If the executive receives a bonus for exceeding his targets, then the executive is required to use one-third of that part of his bonus which is in excess of his target bonus to purchase shares, which will be matched as indicated:

Bonus payment	Compulsory amount	Voluntary amount	Match

Up to target bonus level	None	Maximum 50% of payment	1 matching share for every 2 shares purchased

Above target bonus level	One third of any bonus payment above the target level	Up to maximum of 100% of any bonus payment above the target bonus level	1 matching share for every share purchased

All elections for deferral must be made within 21 days of the bonus notification date. Shares will be purchased at market price on the next available trading opportunity in accordance with the Corporation’s trading policy. Participants in the plan must generally remain employed for 3 years and continue to hold the shares purchased under this plan in order to receive the matching shares. The Compensation Committee retains the discretion to permit release of matching shares in certain circumstances. In the event that the Corporation undergoes a change of control, restrictions on the matching shares will lapse and shares will be released.

ii) Long term Incentives

Share option plans

To further align shareholder and executive interests and to drive long-term performance the Corporation operates two equity based incentive plans, the Company Share Option Plan (“CSOP”) and the Performance Related Share Option Plan (“PRSOP”). The policy for granting options to the named executives under these plans is targeted at the UK market median and is as follows:

	CSOP grants as % of base salary	PRSOP grants as % base salary
CEO	20%	75%
Senior Executives	15%	45%

For example, the CEO will typically receive CSOP options, valued at market price, to the value of 20% of his base salary.

Other employees also participate in these plans but with a lower grant level.

In line with the focus on performance excellence, the performance rating of an individual is also taken into account in determining the grants made as follows:

Rating 1, defined as outstanding performance—150% of policy is granted

Rating 2, defined as exceeding performance expectations—125% of policy is granted

Rating 3, defined as a good performance—100% of policy is granted

If an individual receives a performance rating of below expectations for the year, they do not receive any stock option grants for that year.

The performance of the senior team is assessed by the CEO and the Compensation Committee. The CEO recommends a rating to the Compensation Committee. The Compensation Committee reviews these and assesses the performance of the CEO and makes a final recommendation on performance ratings to the full Board for approval.

This provides for a rigorous performance-related grant policy, in addition to the performance elements of the grants themselves.

In 2007, Mr. Jennings was rated as outstanding and as such was awarded stock options at 150% of the policy levels. In the case of the other named executive officers, based on the assessment of their individual performance, as approved by the Compensation Committee, Mr. Williams was awarded stock options at 150% of the policy levels, Dr. McRobbie and Mr. Hartley were awarded stock options at 125% of the policy levels and Dr. Hessner and Mr. Cleminson were awarded stock options at 100% of the policy.

The grants are issued on a date set by the Compensation Committee each year. This is usually after the release of the annual financial results. The Committee determines the grant date to be used in advance and the share price used is typically the closing share price at the end of the day prior to the agreed grant date.

The Committee also have the discretion to grant options outside of the stated policy to reflect extraordinary company performance. In addition, the Committee, acting on behalf of the Board, have the discretion to grant options outside of the policy levels and annual grant process for retention or recruitment purposes.

In 2007, the Committee made two stock options awards for retention purposes. Mr. Jennings was granted 100,000 zero cost options, 50,000 of which will vest after 3 years and 50,000 of which will vest after 6 years, subject to Mr. Jennings continuing to be employed by the Corporation and delivering a good performance each year. Mr. Williams was granted 50,000 zero cost options, 20,000 of which will vest after 3 years and 30,000 of which will vest after 4 years, subject to his continued employment with the Corporation and achieving a good performance in each year.

Following a review of the long term incentive policy and overall compensation against the market median provided by their advisors, the Compensation Committee have recognized that the grant policy stated above is below market median levels in both the UK and US and as a result does not provide the appropriate focus on long term performance or on shareholder value. The Committee have therefore revised the grant policy for 2008 as follows:

	CSOP grants as % of base salary	PRSOP grants as % of base salary
CEO	30%	90%
EVP, Fuel Specialties	25%	65%
Senior Executives	20%	55%

The impact of an individual executive’s personal performance on the grant policy remains unchanged. This change positions that element of overall compensation delivered through long term incentive plans closer to market practice in the UK & US and ensures the balance between fixed and variable compensation is appropriate and in line with market practice.

CSOP

Under the CSOP, options are granted at market value and become exercisable after three years. All options have a ten year term. Options are granted within 20 days after the announcement of results or similar information.

Except in certain circumstances participants must remain in employment with the Corporation in order to be able to exercise their options. The exceptions to this include death, injury, ill-health or disability, redundancy and the transfer of the part of the business within which the option holder works. In these cases, under the rules of the Plan, options vest and the holder has a 12 month period to exercise the options.

In the event of a change of control of the Corporation, under the rules of the Plan, all options become exercisable.

PRSOP

Under the PRSOP, participants are granted the right to acquire shares at no cost provided that specified performance criteria are achieved. The performance criteria that are set are designed to be “stretch” targets which focus on delivery of high performance and enhancing shareholder value. The performance criteria are regularly reviewed to ensure that they remain relevant and stretching. The criteria for awards made in 2007 are based on total shareholder return measured over a three year period starting with the financial year of the date of grant and the performance of the Corporation versus competitors as measured by share price performance over a three year period versus the Chemical Week 75 Index. The following levels of growth must be achieved before awards vest:

Compound growth in total shareholder return per annum	Proportion of the 50% options allocated to TSR vesting
8%	100%
6%	80%
4%	60%
Below 4%	0% (Nil)

Innospec Share price performance vs Chemical Week 75 Index	Proportion of the 50% of options allocated to relative performance vesting
110%	100%
100%	80%
90%	60%
Less than 90%	0% (Nil)

Awards vest on a straight line basis between each threshold.

The grants are issued on a date set by the Compensation Committee each year. This is usually after the release of the annual financial results. The Committee determines the grant date to be used in advance and the share price used is typically the closing share price at the end of the day prior to the agreed grant date.

If participants cease employment with the Corporation prior to the end of the vesting period awards will lapse unless the Compensation Committee determines otherwise.

In the event of a change of control of the Corporation, under the rules of the Plan, all options become exercisable.

Exceptional Performance

An additional long term incentive plan designed to reward selected executives for delivering exceptional performance has been recommended by the Compensation Committee, working with its advisors, and approved by the Board. Under this plan a discretionary bonus will be payable to eligible executives if the Innospec share performance out-performs that of competitors, as measured by the Russell 2000 Index, by a minimum of 10% over the three years from January 2008 to December 2010. The amount of bonus which can be earned will be a set cash amount for each one percentage point of out-performance. The maximum bonus under this plan will be payable for an out-performance versus the Russell 2000 Index of 30%. No bonus is payable under this plan if the Innospec share price does not out-perform the Russell 2000 Index by more than 10% over the three year period. Participants in this plan must still be in employment with the Corporation at the end of the three year period in order to be eligible to receive any payment under this plan. Eligibility for participation in the plan is at the discretion of the Compensation Committee, acting on behalf of the Board.

Mr. Jennings, CEO, and Mr. Williams, Executive Vice President, Fuel Specialties, are the only executives eligible for participation under this plan. In the case of Mr. Jennings, the amount of bonus earned for each one percentage point of out-performance will be $400,000 and in the case of Mr. Williams the amount will be $200,000. In addition, as part of this plan to reward exceptional performance, a discretionary bonus to recognize exceptional performance prior to 2008 can be awarded. Under this plan a bonus of $1,000,000 was awarded to Mr. Jennings and a bonus of $500,000 awarded to Mr. Williams in 2007 to recognize the exceptional performance of the Corporation over the previous two years, specifically the establishment of a sustainable specialty chemical business, the reduced dependency on the declining TEL business, the significant improvement in the external perception of the Corporation and the exceptional improvement in shareholder value over the period.

C. Shareholding Guidelines

To further align shareholder and executive interests the Corporation has adopted a shareholding requirement for the executive team. All executives are required to acquire shares and to retain the equivalent of one times base salary. This level of shareholding must be reached within an agreed number of years from appointment. For example, in the case of the CEO, this is 4 years from the date of his appointment into his position. Only shares which are registered in the executive’s name are taken into account for these purposes. Unvested equity awards do not count. At the end of 2007, the shareholding of the CEO equated to 135.6% of his year end salary.

D. Other Benefits and Perquisites

These are provided as appropriate and are set by reference to median market practice. They consist of pension arrangements, company car or car allowance, life, disability and medical cover. There are no nonqualified deferred compensation plans. Full details are set out in the footnotes to the Summary Compensation Table.

E. Post-termination Compensation

Post-termination arrangements vary depending on the nature of the termination event and are in accordance with UK market norms. Full details are set out in the footnotes to the Post Employment Payments table.

F. Non Employee Directors

There are also two share plans which are specific to the non employee directors (NEDs). Under the NED Stock Plan non-employee directors are required to take one quarter of their annual fee in the form of shares in the Corporation and are required to hold these as shares as long as they remain a NED with the Corporation. The plan is intended to align the interests of the directors with those of the Corporation and its shareholders.

The NEDs are also eligible to participate in the Non Employee Director Stock Option Plan. The policy for granting options under this plan is:

	Grant	Grant price
Annual grant	100% of annual basic fee	Market price on day prior to the day of grant

Initial grant	1000 options	Zero price

The annual basic fee for a NED is currently $33,000 and this is the figure used for the annual grant for all NEDs, including the Chairman.

Under this plan, options become exercisable after three years and have a ten year term. Generally, NEDs must remain a NED in order to exercise their options except in the case of death in which case options are able to be exercised for a twelve month period after the date of death. If a NED ceases to be a NED with the Corporation prior to the end of the vesting period, at the discretion of the Compensation Committee, options can be exercised for a period of twelve months from the date of termination of Office.

The NED compensation was reviewed in 2007 and compared to that offered by similar sized chemical companies. As a result, the annual basic fee will increase to $40,000 for 2008. The grant policy was also revised and from 2008, the annual grant will be $45,000 worth of options at market price.

Summary Compensation Table

Name and Principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non equity incentive compensation ($)	Change in pension fund value and other deferred benefits ($)	All Other compensation ($)	Total ($)
Paul W. Jennings Chief Executive Officer	2007	681,464	1,000,000		3,294,779	1,041,735	43,108	165,630	6,183,607
	2006	576,238	—	—	375,076	479,531	56,698	138,243	1,569,088

Ian P. Cleminson Chief Financial Officer	2007	265,156			131,041	246,633		91,938	734,767
	2006	189,845	—	—	20,343	99,632	—	48,440	358,260

Patrick Williams Executive Vice President and President Fuel Specialities	2007	436,317	500,000		1,597,352	590,859		68,929	3,193,457
	2006	375,421	125,000	—	109,381	365,500	—	63,086	1,038,388

Ian McRobbie Senior Vice President, Research and Technology	2007	254,975			157,186	236,453	102,766	67,970	716,583
	2006	242,831	—	—	148,686	146,863	95,002	156,611	694,991

Cathy Hessner Senior Vice President, Human Resources	2007	242,607			124,165	224,500	36,366	64,322	655,594
	2006	233,668	—	—	117,645	141,323	45,860	61,407	554,043

Commentary on Summary Compensation Table

•

Mr. Williams is paid in US dollars. All the other Executives above are paid in pounds sterling. For the purposes of the Summary Compensation Table, an exchange rate of 2.0043 is used for 2006 and 2007, being the average exchange rate for 2007. The Corporation does not provide restricted stock awards.

•

The non equity incentive payments for all Executives listed above relate to incentive compensation earned for the stated year under the Management Incentive Compensation Plan. Under this plan, Mr. Williams has a target bonus of 33% and a maximum bonus of 76.6%. In addition, he has an additional potential bonus of 50% based on the performance of the Fuel Specialties business in the Americas.

•

As part of an additional long term incentive plan to reward delivery of exceptional performance, in 2007 Mr. Jennings and Mr. Williams were awarded discretionary bonuses of $1,000,000 and $500,000 respectively to recognize the exceptional performance of the corporation over the previous two years. No other executives received any awards under this plan in 2007.

•

In his employment agreement entered into at the time of the purchase of the Starreon business from the Joint Venture, it was agreed that Mr. Williams would receive a loyalty bonus subject to his continued employment with the Corporation and satisfactory performance in his role. In 2006, Mr. Williams received a payment of $125,000 under this agreement. There are no more payments due under this agreement.

•	Mr. Cleminson was appointed as Chief Financial Officer in July 2006, having previously worked for the Corporation as Financial Controller for the Fuel Specialties and Active Chemicals businesses.

•

Mr. Jennings and Dr. Hessner are members of a defined benefit (final salary) pension plan (Innospec Limited Pension Plan). Under this scheme, they receive a pension on retirement of 1/57 of their pensionable salary for each year of service. The amount of their annual salary which is defined as pensionable under this scheme is capped and for 2007, this cap was set at $226,085. Salary in excess of this is not pensionable. Dr. McRobbie is also a member of this pension plan but is not subject to the cap on pensionable salary as he joined the scheme prior to the introduction of the cap. As a result, Dr. McRobbie’s pensionable salary is his full base salary. The values stated under the change in pension value and other deferred benefits relate to the increase in the qualified pensions in the Innospec Limited Pension Plan only. There are no non qualified pension benefits for the named executives.

•

The Corporation also provides a number of defined contribution pension plans for employees. The amount paid into these plans in 2007 for the named executives by the Corporation is included in all other compensation and is detailed below.

Mr. Jennings	$16,723
Mr. Cleminson	$43,533
Mr. Williams	$52,593
Dr. McRobbie	$24,528
Dr. Hessner	$16,723

•

For UK based executives, where pensionable salary is subject to a cap, executives receive a salary supplement of 20% in lieu of pension for any salary above the pensions cap. Any supplement paid is taxable. For 2007, the pensions cap was set at $226,085. The amount paid to individuals is included in all other compensation and is detailed below.

Mr. Jennings	$91,998
Mr. Cleminson	$9,498
Dr. Hessner	$3,725

•

Executives based in the UK are entitled to a leased company car or an allowance in lieu of a car. The allowance is set at $27,359 per annum. Mr. Jennings, Dr. Hessner, Dr McRobbie and Mr. Cleminson all elected to receive the allowance in 2007. The amount paid in 2007 for car allowance is included in all other compensation and is detailed below.

Mr. Jennings	$27,359
Mr. Cleminson	$27,359
Dr. Hessner	$27,359
Dr. McRobbie	$27,359

•

The named executives are eligible for medical insurance and life and disability insurance through programs which are available to substantively the majority of salaried employees in the relevant part of the business. The cost of these insurances is included in all other compensation and is detailed below.

Mr. Jennings	$25,041
Mr. Cleminson	$11,548
Mr. Williams	$15,796
Dr. McRobbie	$16,083
Dr. Hessner	$12,005

•

Following the closure of the European headquarters in late 2005, the office base for Mr. Jennings, Dr. McRobbie and Dr. Hessner was changed to Ellesmere Port. As a result, the Corporation provided relocation assistance to the value of $100,195 to Dr. McRobbie to enable him to move closer to his new office base. This is included in the all other compensation figure for 2006. In line with the support offered to other affected staff, Mr. Jennings and Dr. Hessner were provided with a temporary commuting allowance to offset the additional transport costs from this move. This allowance ceased in September 2007 and no further payments will be made. In 2007, this commuting allowance paid to both Mr. Jennings and Dr. Hessner was $4,510 and is included in the all other compensation figure.

Grant Based Awards Table

Name	Grant Date	Estimated Future Payouts Under Equity Plan Awards (#)			All other Stock Awards: No. of Securities	All other Options Awards: No. of Securities	Exercise or Base Price of Option Awards ($)	Market price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold	Target	Maximum

Paul W. Jennings President & Chief Executive Officer	02/21/07 03/02/07 03/02/07 03/12/07 02/21/07 03/05/07	14,146 50,000 50,000 200	18,861 50,000 50,000 200	23,576 50,000 50,000 200	2,192	6,286	0.000 0.000 0.000 0.000 27.085 0.000	27.085 27.050 27.050 28.185 27.085 26.170	589,400 1,281,500 1,293,500 5,632 68,895 55,852

Ian P. Cleminson Executive Vice President & Chief Financial Officer	02/21/07 03/12/07 02/21/07 03/05/07	2,438 200	3,251 200	4,064 200	352	1,354	0.000 0.000 27.085 0.000	27.085 28.185 27.085 26.170	101,600 5,632 14,840 8,969

Patrick Williams Executive Vice President & President Fuel Specialties	02/21/07 03/02/07 03/02/07 03/12/07 02/21/07 03/05/07	5,495 30,000 20,000 200	7,326 30,000 20,000 200	9,158 30,000 20,000 200	1,500	3,052	0.000 0.000 0.000 0.000 27.085 0.000	27.085 27.050 27.050 28.185 27.085 26.170	228,950 773,700 517,400 5,632 33,450 38,220

Ian McRobbie Senior Vice President, Research & Technology	02/21/07 03/12/07 02/21/07 03/05/07	2,978 200	3,971 200	4,964 200	366	1,654	0.000 0.000 27.085 0.000	27.085 28.185 27.085 26.170	124,100 5,632 18,128 9,326

Cathy Hessner Senior Vice President, Human Resources	02/21/07 03/12/07 02/21/07 02/21/07 03/05/07	2,293 200	3,058 200	3,822 200	354	1,272 2	0.000 0.000 27.085 27.085 0.000	27.085 28.185 27.085 27.085 26.170	95,550 5,632 13,941 22 9,020

Commentary on Grants Based Awards Table

•	Details of the grant policy and performance criteria for the awards made in 2007 are covered earlier in the Compensation Discussion and Analysis.

•	The Grants of Plan Based Awards Table details awards made under three separate plans

¡	The PRSOP plan. Options are granted at zero price and vesting is subject to achievement of performance criteria as set by the Compensation Committee. In 2007, the performance criteria were set as:

1.	50% weighting on the compound increase per annum in Total Shareholder Return (“TSR”). The threshold level is set at 4% per annum over three years, in which case 60% of the options will vest. The target level is set at 6% per annum over three years, in which case 80% of the options will vest and the maximum level is set at 8% compound increase per annum in TSR in which case all the granted options will vest.

2.	50% weighting on the relative performance of Innospec share price versus the Chemical Week 75 index. The threshold level is set at 90% of the Index performance in which case 60% of the options will vest. The target level is set at 100% of the Index performance in which case 80% of the options will vest and the maximum level is set at 110% of the Index performance (i.e. 10% out-performance) in which case all the granted options will vest.

¡	The CSOP plan. Options are granted at market price and vest after three years.

¡

The Co-Investment Plan. The named executives are required to use part of their annual incentive compensation to buy shares in the Corporation and an award of matching stock is made. In order to receive the matching shares, executives must remain employed with the Corporation and continue to hold the shares they purchased with their bonus. The stock awards detailed in the table under “All other stock awards” relates to the matching shares awarded under this scheme.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Un-Exercised Options Exercisable	Number of Securities Underlying Un-Exercised Options Un-Exercisable	Equity Incentive Plans Awards: Number of Securities Underlying Un-Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Paul W. Jennings President & Chief Executive Officer		5,640 9,640 6,286	10,000 16,920 14,444 14,146 50,000 50,000 200	9.89 9.97 27.09 0.00 0.00 0.00 0.00 0.00 0.00 0.00	02/18/2015 02/13/2016 02/21/2017 07/25/2015 02/18/2015 02/13/2016 02/21/2017 03/02/2017 03/02/2017 03/12/2017	1,556 5,326 2,192	26,701 91,394 37,615

Ian P. Cleminson Executive Vice President & Chief Financial Officer		1,354	480 428 10,000 2,438 200	27.09 0.00 0.00 0.00 0.00 0.00	02/21/2017 02/18/2015 02/13/2016 07/05/2016 02/21/2017 03/12/2017	352	6,040

Patrick Williams Executive Vice President & President Fuel Specialties		5,270 3,052	1,200 6,320 5,495 20,000 30,000 200	9.97 27.09 0.00 0.00 0.00 0.00 0.00 0.00	02/13/2016 02/21/2017 02/18/2015 02/13/2016 02/21/2017 03/02/2017 03/02/2017 03/12/2017	1,500	25,740

Ian McRobbie Senior Vice President, Research & Technology	5,004 978 2,600 48,000	3,140 3,060 1,654	9,420 3,668 2,978 200	8.57 8.57 11.50 0.00 9.89 9.97 27.09 0.00 0.00 0.00 0.00	02/19/2012 02/19/2012 05/12/2014 03/17/2013 02/18/2015 02/13/2016 02/21/2017 02/18/2015 02/13/2016 02/21/2017 03/12/2017	636 1,630 366	10,914 27,971 6,281

Cathy Hessner Senior Vice President, Human Resources		2,260 832 2 2,108 1,272	6,800 3,528 2,293 200	9.89 9.97 27.09 9.97 27.09 0.00 0.00 0.00 0.00	02/18/2015 02/13/2016 02/21/2017 02/13/2016 02/21/2017 02/18/2015 02/13/2016 02/21/2017 03/12/2017	612 700 354	10,502 12,012 6,075

With respect to non vested or unearned performance based share options, the number of shares reported in the table is based on achieving threshold performance goals, as in the previous fiscal year (2007) the performance achieved did not exceed the threshold performance of 4% increase in TSR per annum or the relative threshold performance of 90% of the Chemical Week 75 index performance. In the case of the option grants which expire in 2015, however, the number of shares reported is based on full achievement of the performance criteria as these shares vest in February 2008 and this is the expected outcome. The number of shares reported for Mr. Cleminson in the case of those granted in June 2006, which expire in June 2016 and those reported for Mr. Williams and Mr. Jennings in the case of those which expire on March 2, 2017, are based on full achievement of the performance criteria as this is the expected outcome in each case. In the case of the 200 options granted to all named officers which expire on March 12, 2017 the number of shares reported in each case is based on the full achievement of the performance criteria as this is the expected outcome.

Options Exercise and Stock Vested Table

The following table provides information for the named executive officers on stock option exercises during the fiscal year 2007, including the number of shares acquired on exercise and the value realized. No stock awards vested during 2007.

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realised on Exercise	Number of Shares Acquired on Vesting	Value Realised on Vesting
Paul W. Jennings	70,000	1,938,710	0	0
	16,000	461,480
	4,600	132,675
	400	11,537
Ian P. Cleminson	340	9,806	0	0
Patrick Williams	10,000	193,017	0	0
Ian McRobbie	0	0	0	0
Cathy Hessner	36,000	997,051	0	0
	5,500	158,634
	2,000	58,517

•

Mr. Jennings exercised the above options and after realizing 37,326 to pay withholding tax obligations relating to the exercised options, chose to hold the remaining 53,674 exercised options as shares.

•	Mr. Williams exercised the above options and after realizing 3,500 to pay withholding tax obligations relating to the exercised options, chose to hold the remaining 6,500 exercised options as shares.

•	Mr. Cleminson exercised the above options and after realizing 140 to pay withholding tax obligations relating to the exercised options, chose to hold the remaining 200 exercised options as shares.

•

Dr. Hessner exercised the above options and after realizing 31,044, 17,804 of which were to pay withholding tax obligations relating to the exercised options, chose to hold the remaining 12,456 exercised options as shares.

Pensions Benefit Table

Name	Plan Name	Number of years of credited service at December 31, 2007	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year
Paul W. Jennings President & Chief Executive Officer	Innospec Limited Pension Plan	6.563	293,397	0

Ian McRobbie Senior Vice President, Research and Technology	Innospec Limited Pension Plan	6.0	478,204	0

Cathy Hessner Senior Vice President, Human Resources	Innospec Limited Pension Plan	5.208	204,811	0

•

The Corporation operates a defined benefit pension plan for relevant employees based in the UK called the Innospec Limited Pension Plan. The scheme was available to all employees in the UK, but is now effectively closed to new members. Mr. Jennings, Dr. McRobbie and Dr. Hessner are members of this scheme. The Corporation does not participate in any other defined benefit pension arrangements in respect of any of the named executives. The Defined Benefit Pension Table therefore covers the Innospec Limited Pension Plan only.

•

The scheme provides a pension on retirement of 1/57 of pensionable salary for each year of service. The amount of annual salary which is defined as pensionable under this scheme is capped and for 2007 this cap was set at $226,085. In the case of Mr. Jennings and Dr. Hessner, salary in excess of this is not pensionable. Dr. McRobbie is also a member of this pension plan but is not subject to the cap on pensionable salary as he joined the scheme prior to the introduction of the cap. As a result, Dr. McRobbie’s pensionable salary is his full base salary.

•

In the case of the named executives, pensionable salary under the scheme is defined as base salary only, up to the pensions cap where relevant. Any bonus payments or supplementary payments are not treated as pensionable.

•

Under the rules of the Plan, normal retirement age is 65 although members can retire at 60 without an actuarial reduction. Retirement between the ages of 55 and 60 is permitted, but the pension payable is reduced by an amount determined by the actuarial advisors to the trustees of the Plan. If a member of the scheme is made redundant by the Corporation and is already age 50 or over, then, under the rules of the Plan, they are able to take their pension immediately without any actuarial reduction. If, however, a member was under 50 at the time of severance, they would be entitled to unreduced pension benefits from age 55. Any benefit paid would be in the normal form payable by the Plan, namely a monthly pension with an option to surrender part of this pension for a tax free lump sum, in line with UK tax regulations.

•

If an individual chooses to transfer benefits into the Plan from another scheme, they will be provided with a service credit in lieu of the transferred in benefits. The amount of service credit given is calculated by the actuaries on behalf of the Trustees of the Plan and is designed to be cost neutral to the Plan. The right to transfer is subject to the approval of the Trustees of the Plan.

•

Mr. Jennings joined the Innospec Limited Pension Plan on July 1, 2004 and received a service credit of 3.063 years in lieu of transferred in benefits from another scheme. His credited service in the Plan at December 31, 2007 was therefore 6.563 years. Dr. Hessner joined the Innospec Limited Pension Plan on July 1, 2004, and on joining the Plan, received a service credit of 1.708 years in lieu of transferred in benefits, giving a credited service in the Plan at December 31, 2007 of 5.208 years.

•	The Corporation does not provide any non qualified deferred compensation programs.

•	The present value of accumulated benefits as at December 31, 2007 has been calculated using the following principal assumptions

Discount rate	5.8%
Post retirement pensions Increases	3.2% per annum on pensions in excess of the Guaranteed Minimum Pension (GMP). GMP is assumed to increase in line with statutory requirements

Pre retirement decrements	Individuals are assumed to remain in service and retire at the earliest age at which they can take their full pension benefits unreduced in normal health and circumstances (age 60 for each of the above individuals).

Post retirement mortality	PA92 series tables projected to current calendar year. An allowance is made for future improvements in mortality which is equivalent to reducing the discount rate by 0.25% pa. The discount rate of 5.8% pa is before this reduction.

Post Employment Payments Table

Name and Principal position	Retirement ($)	Termination without cause ($)	Termination in event of Change of Control ($)	Death in service ($)
Paul W. Jennings	278,388	1,609,745	5,657,142	6,851,203
President & Chief Executive Officer

Ian P. Cleminson	0	402,669	942,134	1,273,535
Executive Vice President & Chief Financial Officer

Patrick Williams	63,658	1,238,581	2,548,884	2,004,285
Executive Vice President and President, Fuel Specialties

Ian McRobbie	1,143,753	707,253	2,195,567	2,579,433
Senior Vice President, Research and Technology

Cathy Hessner	77,647	446,636	1,024,282	1,390,790
Senior Vice President, Human Resources

•	In the case of resignation, none of the named executives would be entitled to any post employment payments from the Corporation.

•

In terms of any payments relating to stock options, the named executives are treated in line with the majority of salaried employees in their relevant business in the event of retirement or change of control. In the case of retirement under the rules of the Company Share Option Plan (“CSOP”), any CSOP options granted will vest and become exercisable, whilst under the rules of the Performance Related Share Option Plan (“PRSOP”) options which have not vested will lapse. In both cases, the named executives are treated as all other employees with options under the plan. The value of any share options which will become exercisable under each scenario, using the 2007 year end share price of $17.16, is included in the table above.

•

In the case of a change of control, under the rules of the stock option plans, all options will become exercisable. Change of control is deemed to have occurred if a person or group becomes the beneficial owner of 30% or more of the combined voting power of the Corporation; there is a consolidation or merger and the Corporation is not the surviving corporation; the shareholders of the Corporation approve plans or proposals for a liquidation or dissolution of the Corporation or, if following a cash offer or merger, the members of the Board cease to constitute a majority of the Board. The value of any share options which will become exercisable in these scenarios, using the year end share price of $17.16, is included in the table above.

•

Named executives based in the UK are provided with life assurance cover at 4 times their base salary if they die in service. In the case of executives based in the US, the death in service cover is 1.25 times base salary. The amount of these potential payments for each named officer is included in the table above.

•

In case of termination without cause, the Corporation would normally be liable for a severance payment to the individual. The severance payment would normally cover loss of salary and other direct compensation for the duration of the notice period specified in the employment agreement with the executive. In the case of all the named executives, this notice period is 12 months. In addition, in line with the rules of the share option plans, any CSOP options would vest and the executive would have 12 months from the date of termination to exercise these and any vested options under any of the share plans. With regards to the options, the named executives are treated the same way as other employees who hold options under the plans. The amounts detailed in the post employment payments table include the severance payments and the value of any share options which will become exercisable, using the year end share price of $17.16.

•

The named executives have a change of control agreement with the Corporation. This specifies that in the event of a change of control of the Corporation, then if the Corporation terminates the executive within 12 months of the change of control, or if the executive terminates his employment within 12 months for good cause, the executive will be entitled to a compensation payment. In the case of the Corporation terminating the executive, this is calculated as 24 months compensation defined as base salary, bonus at target and any car allowance from the date of notice of termination. If the executive terminates his employment, the payment is calculated as 24 months compensation, defined as above, from the date of the change of control. In addition, under the rules of the share option plans, all options would vest on the change of control. The named executives are treated in the same way as other employees who hold options under the plans. The amounts detailed in the post employment payments table include the compensation payments and the value of any share options which will become exercisable, using the year end share price of $17.16 as an indication.

•

As part of their employment agreement with the Corporation, each of the named executives, including the Chief Executive Officer and the Chief Financial Officer is subject to a 12 month non solicitation period, with respect to customers and employees, and a 12 month non compete period, from the date their employment with the Corporation ends.

Directors Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Stock Incentive Compensation	All Other Compensation	Total ($)
Robert E. Bew	133,653	34,993	13,349			181,995
James M.C. Puckridge	93,410	8,230	13,349			114,989
Martin M. Hale	66,710	8,230	13,349			88,289
Charles M. Hale	61,110	8,230	13,349			82,689
Hugh G. C. Aldous	55,710	8,230	13,349			77,289
Samuel A. Haubold	65,710	8,230	13,349			87,289

Under the NED Stock Plan, the Non Employee Directors are required to take one quarter of their annual retainer fee in stock in the Corporation. This is taken at fair market value and the NEDs are required to hold the stock as long as they remain a NED.

During fiscal year 2007 the non-employee directors received the following compensation:

•	An annual retainer of $140,000, paid quarterly, to Dr. Bew, as Chairman of the Board;

•	An annual retainer of $33,000, paid quarterly, for all other non employee directors;

•	Mr. Puckridge, and Mr. Haubold receive an annual retainer of $6,000 as Chairman of the Compensation Committee and Nominating and Governance Committee respectively;

•	Mr. M. Hale receives an annual retainer of $16,000 as Chairman of the Audit Committee;

•	Mr. C. Hale and Mr. Aldous receive an annual retainer of $5,000 as members of the Audit Committee;

•	Each NED receives a daily fee of $2,500 for each Board Meeting attended;

•	Each NED receives a daily fee of $1,800 for each Committee Meeting attended and for special assignments;

•	Mr. Puckridge also acts as Chairman of the UK Pension Fund Trustees on behalf of the Corporation and as such receives an annual retainer of $25,000 and $1,800 per day for attending pensions meetings;

•

Each director is entitled to reimbursement for his reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board of Directors or its Committees and related activities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Corporation’s Common Stock and other equity securities, to file initial reports of ownership and reports of changes in ownership of the Corporation’s Common Stock or other equity securities with the SEC. Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Corporation believes that each of its officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) filing requirements applicable to them during fiscal 2007.

TRANSACTIONS WITH EXECUTIVES, OFFICERS, DIRECTORS AND OTHERS

During the past fiscal year, the Corporation and its subsidiaries had no transactions in which any director, or any member of the immediate family of any director, had a material direct or indirect interest reportable under the applicable rules of the SEC. The Corporation has not made any charitable contributions to any charity on which any director serves as an executive officer.

CERTAIN OTHER TRANSACTIONS AND RELATIONSHIPS

The Corporation has retained and continues to retain Kirkland & Ellis International LLP, a law firm in which Mr. Haubold was formerly a partner, to perform significant legal services for the Corporation. Mr. Haubold retired from Kirkland & Ellis International LLP in June 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The table “Beneficial Owners as of December 31, 2007” sets forth certain information with respect to the beneficial ownership of the Corporation’s Common Stock as of December 31, 2007 by holders of more than five percent of the Corporation’s outstanding Common Stock and as of December 31, 2007. The table “Share Ownership of Directors and Officers” sets forth information with regard to the directors of the Corporation and the executive officers of the Corporation included in the Summary Compensation Table in the CD&A (“Named Executives”), and all current directors and executive officers of the Corporation as a group. As of December 31, 2007, excluding treasury stock, there were 23,777,083 shares of Common Stock outstanding. As of February 8, 2008, excluding treasury stock, there were 23,672,783 shares of Common Stock outstanding. According to the rules adopted by the Securities and Exchange Commission, a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within sixty days through the exercise of an option, warrant, right of conversion of a security or otherwise. The percentage of the Corporation’s Common Stock beneficially owned by a person assumes that the person has exercised all options and converted all convertible securities that the person holds which are exercisable or convertible within sixty days of December 31, 2007 for five percent holders and executive officers of the Corporation. To the knowledge of the Corporation, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is the Corporation’s corporate address.

Beneficial Owners as of December 31, 2007

(Information as Reported in Schedule 13Gs as of December 31, 2007)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Tontine Capital Partners, LP(1) 55 Railroad Avenue 3rd Floor Greenwich CA 06830	4,649,800	19.45%

FMR Corp(2) 82 Devonshire Street Boston MA 02109	3,152,100	13.19%

T. Rowe Price Associates, Inc(3) 100 East Pratt Street Baltimore MD 21202	3,117,200	13.00%

Based on a review of filings with the Securities and Exchange Commission, the Corporation is unaware of other holders of more than 5% of the outstanding shares of Innospec Inc Common Stock(4).

Notes:

(1)	According to Schedule 13G dated January 25, 2008 filed jointly by Tontine Capital Partners LP, a Delaware limited partnership (“TCP”), Tontine Capital Management, L.L.C., a Delaware limited liability company (“TCM”), Jeffrey L. Gendell (“Gendell”) and Tontine Overseas Associates LLC, a Delaware limited liability company (“TOA”), 4,223,600 shares are jointly controlled by TCP, TCM and Gendell, which have shared power to vote or direct the vote and to dispose or direct the disposition. TCM, the general partner of TCP, has the power to direct the affairs of TCP, including decisions respecting the disposition of the proceeds from the sale of shares. Gendell is the managing member of TCM and in that capacity directs its operations. TOA and Gendell beneficially hold 426,200 and have shared power to vote or direct the vote and to dispose or direct the disposition of these shares.

(2)	According to a Schedule 13G dated February 13, 2008 filed jointly by FMR Corp. (“FMR”), Edward C Johnson 3d (“Mr. Johnson”), Fidelity Management & Research Company (“FM&R”) and Fidelity Low-Priced Stock Fund (“Fidelity Stock”), various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock shown as beneficially owned by FM&R and Fidelity Stock. Edward C. Johnson 3d and FMR, through its control of FM&R and Fidelity Stock have sole power to dispose of the shares.
(3)	According to a Schedule 13G dated February 14, 2008 filed jointly by T. Rowe Price Associates, Inc., a Maryland corporation, (“T. Rowe Price”) and T. Rowe Price Small-cap Value (“TRP Fund”), T. Rowe Price and TRP Fund beneficially hold 2,310,000 shares. T Rowe Price has sole voting power over 732,200 shares and TRP Fund sole voting power over 2,310,000 shares. T Rowe Price has sole dispositive power over 3,117,200 shares.
(4)	Barclays Global Investors, NA held above 5% of Innospec Inc.’s outstanding shares of common stock during 2007, but as of December 31, 2007 had reduced such holdings to below 5%.

Share Ownership of Directors and Officers

as of March 12, 2008

The following table sets forth the amount of the Corporation’s common stock beneficially owned by each of the directors, the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers of the Corporation:

Name	Shares Owned Directly or Indirectly	Shares Underlying Options Exercisable within 60 days	Total	Percent of Class
H. G. C. Aldous(1)	7,846	0	7,846	*
R. E. Bew	55,347	0	55,347	*
I. Cleminson	4,335	0	4,335	*
P. Fearn	0	0	0	*
C. M. Hale(2)	267,117	40,376	307,493	1.04
M. M. Hale(2)	229,234	36,592	265,826	*
S. A Haubold	10,470	5,340	15,810	*
C. Hessner	16,702	2,260	18,962	*
P. W. Jennings	90,921	0	90,921	*
I. McRobbie	49,973	3,140	53,113	*
J. M. C. Puckridge	8,808	3,340	12,148	*
J. Roeser	0	0	0	*
P. Williams	18,700	0	18,700	*

Directors and Executive Officers as a group (15 persons)(3)	775,719	93,608	869,327	*

Notes:

(*)	Less than 1%.
(1)	In the case of Mr. Aldous this figure includes 6,000 shares held by Union Pension Trustees.
(2)	In the case of Mr. C. Hale and Mr. M. Hale these figures include 22,710 and 24,000 respectively over which Mr. C. Hale and Mr. M. Hale both disclaim beneficial ownership as such shares are held indirectly through a trust.
(3)	Includes the above named directors and officers as well as Mr. Hartley and Mr. Shone.

Equity Compensation Plans

The following table summarizes information, as of February 8, 2008, relating to current stock option plans of the Corporation approved by security holders pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares have been granted from time to time under the CSOP, PRSOP, NEDs’ Stock Option Plan, Co-Investment Plan, NED Stock Plan and Savings Related Plan.

Equity Compensation Plan Information

Plan	Number of Options Exercised	Number of Options Outstanding	Total Number of Authorized Shares
PRSOP	447,381	651,855	2,152,102
CSOP	1,080,544	159,856	2,517,460
NEDs Stock Option Plan	178,488	135,950	527,844
Savings Related Plan	17,887	141,724	598,594
Co-Investment Plan	2,852	15,508	190,000
NEDs Stock Plan 2004	0	23,614	100,000

Total	1,727,152	1,128,507	6,086,000

The closing price of the Corporation’s Common Stock on NASDAQ Stock Market on March 12, 2008 was $20.85.

COMPENSATION COMMITTEE REPORT

The Board has adopted a written Compensation Committee Charter.

As part of fulfilling its responsibilities, the Compensation Committee:

1.	reviewed and discussed the Compensation Discussion and Analysis report for fiscal year 2007 with management; and

2.	received the written Compensation Discussion and Analysis disclosure.

Based upon these reviews and discussions, the Compensation Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Corporation’s Compensation Discussion and Analysis be included in this Proxy Statement filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE

Current Members	Position	Date Appointed

James M. C. Puckridge	Chairman	February 20, 2002

Charles M. Hale	Member	February 20, 2002

Samuel A. Haubold	Member	April 1, 2004

Hugh G. C. Aldous	Member	With effect from May 6, 2008

Peter Fearn	Member	With effect from May 6, 2008

AUDIT COMMITTEE REPORT

The Board has adopted a written Audit Committee Charter.

As part of fulfilling its responsibilities, the Audit Committee:

1.	held meetings with the Corporation’s internal auditors and the independent registered public accounting firm, both in the presence of management and privately to discuss the overall scope and plans for the respective audits, the results of the audits, the evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s final reports;

2.	reviewed and discussed the audited financial statements for fiscal year 2007 with management and the independent registered public accounting firm;

3.	discussed with the independent registered public accounting firm the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees) as amended or supplemented; and

4.	received the written disclosure and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed that firm’s independence with representatives of the firm. The Audit Committee has also considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Corporation is compatible with its independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission.

Principal accountant fees and services

Aggregate fees for professional services rendered for the Corporation by PricewaterhouseCoopers LLP as of or for the years ended December 31, 2007 and 2006 (Note 1) were:

	2007	2006
	$,000	$,000
Audit	1,553	1,638
Audit related	3	40
Tax: Compliance	5	11
Advisory	174	14

Tax Total	179	25
Other	31	—

Total	1,766	1,703

Audit, Audit related, tax compliance	1,561	1,689
Tax advisory and other fees	205	14

	1,766	1,703

Note 1:	A substantial proportion of the fees billed in all of the categories as of or for the years ended December 31, 2007 and 2006 are denominated in a currency other than US dollars. Accordingly, fees billed as of or for both periods have been translated at consistent exchange rates.

Note 2:	The aggregate fees included in Audit Fees are fees billed for the fiscal years for the audits of the consolidated financial statements of the Corporation, statutory and subsidiary audits, and review of documents filed with SEC. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

The Audit Related fees as of the years ended December 31, 2007 and 2006, respectively, were for assurance and services relating to consultations concerning financial accounting and reporting standards.

Taxation Advisory fees as of the years ended December 31, 2007 and 2006, respectively, were for tax planning and tax advice and advice related to mergers and acquisitions.

Taxation Compliance fees as of the years ended December 31, 2007 and 2006, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund and advice regarding share option schemes.

Other fees as of the year ended December 31, 2007 were for services related to US GAAP training, testing of subsidiary merger documents and advice on the stock split.

Audit Committee Pre-approval Policies and Procedures

The Corporation’s Audit Committee adopted pre-approval policies and procedures for audit and non-audit services in August 2005. This was attached as an appendix to the Corporation’s 2006 Proxy Statement. For the years ended December 31, 2007 and 2006, no fees were paid to the principal accountant for which the de minimis exception was used. The Audit Committee reviewed and approved the audit and non-audit services rendered by PricewaterhouseCoopers to the Corporation during the year 2007 and concluded such services were compatible with maintaining PricewaterhouseCoopers’ independence.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Corporation specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

AUDIT COMMITTEE

Current Members	Position	Date Appointed
Martin M. Hale	Chairman	February 20, 2002
Hugh G.C. Aldous	Member	February 15, 2005
Charles M. Hale	Member	May 11, 1998
Robert E. Bew	Member	With effect from May 6, 2008

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return to stockholders on the Common Stock of the Corporation, S&P 500 Index, NASDAQ Composite Index and Russell 2000 Index since December 31, 2002, assuming a $100 investment and the re-investment of any dividends thereafter.

Value of $100 Investment made December 31, 2002*

	2002	2003	2004	2005	2006	2007
Innospec Inc	100	125.00	132.77	104.66	300.39	222.28
S&P 500 Index	100	126.38	137.75	141.88	161.20	166.89
NASDAQ Composite	100	150.01	162.89	165.13	180.85	198.60
Russell 2000	100	145.37	170.08	175.73	205.60	199.96

*	Excludes purchase commissions

INFORMATION REGARDING THE CORPORATION’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Corporation, selected by the Audit Committee for the fiscal year ending December 31, 2008, are PricewaterhouseCoopers LLP, 101 Barbirolli Square, Lower Mosley Street, Manchester, M2 3PW, England. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so. The representative is also expected to be available to respond to appropriate questions.

OTHER MATTERS

As of the date of this Proxy Statement, management is not aware of any matters to be presented at the meeting other than the matters specifically stated in the Notice of Meeting and discussed in this Proxy Statement. If any other matter or matters are properly brought before the meeting, the persons named in the enclosed Proxy Form have discretionary authority to vote the proxy on each such matter in accordance with their judgment.

SOLICITATION AND EXPENSES OF SOLICITATION

The solicitation of proxies will be made initially by mail. The Corporation’s directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Corporation’s Common Stock. All expenses of solicitation of proxies will be paid by the Corporation.

ANNUAL REPORT TO STOCKHOLDERS

Copies of the Corporation’s 2007 Annual Report on Form 10-K to Stockholders for the fiscal year ended December 31, 2007 are being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report on Form 10-K to Stockholders may obtain one by writing or calling Investor Relations, Innospec Inc., Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, England, telephone +44 151 355 3611, or by e-mail to investor@innospecinc.com.

STOCKHOLDERS’ PROPOSALS FOR THE 2009 ANNUAL MEETING

The Corporation anticipates holding its 2009 Annual Meeting of Stockholders on May 5, 2009.

Under the regulations of the Securities and Exchange Commission, any stockholder desiring to make a proposal to be acted upon at the 2009 Annual Meeting of Stockholders and have it included in our proxy materials must present such proposals to the Secretary of the Corporation not later than December 1, 2008.

Stockholder proposals or director nominations not included in a proxy statement for an annual meeting must comply with the advance notice procedures and information requirements set forth in the by-laws of the Corporation in order to be properly brought before that annual meeting of stockholders. Under the Corporation’s by-laws, any stockholder desiring to make a proposal to be acted upon at the 2009 Annual Meeting of Stockholders must present such proposals to the Secretary of the Corporation not before February 5, 2009 or later than March 7, 2009.

By order of the Board of Directors

Andrew Hartley

Vice President and General Counsel

March 31, 2008

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD

APPENDIX A

INNOSPEC INC.

RULES

of the

INNOSPEC INC. PERFORMANCE RELATED STOCK OPTION PLAN 2008

A-i

A-ii

1.  DEFINITIONS

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 5.1;

“Adopted”	with respect to the Plan, or any adjustment to the Plan described in Rule 8.3, means the date on which the Committee approves the Plan, or any such adjustment, as the case may be;

“Code”	the United States Internal Revenue Code of 1986 (as amended);

“Committee”	the Innospec Inc. Compensation Committee;

“Company”	save as provided in Rule 5.4, Innospec Inc., a Delaware Corporation registered in the United States;

“Control”	the meaning ascribed by Section 995 of the Income Tax Act 2007;

“Date of Grant”	the date on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which NASDAQ is open for business;

“Eligible Employee”	any person who

(1)	is an employee of a Member of the Group at the Date of Grant, and

(2)	in relation to any Option which is intended to qualify as an Incentive Stock Option, does not own, within the meaning of Section 422(b)(6) of the Code, Shares possessing more than ten per cent of the total combined voting power of all classes of share of the Company (or its Parent or any of its Subsidiaries);

“Fair Market Value”	in relation to a Share on any day:

(1)	if and so long as the Shares are listed on NASDAQ, the reported closing price of Innospec Inc. common stock on NASDAQ for the Dealing Day;

(2)	save as mentioned in (1) above, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of HMRC where possible;

“Grant Period”	a period of 180 days commencing on the Dealing Day following any of:

(1)	any anniversary of the date of the admission of the Company’s share capital to NASDAQ or any date that the Committee shall determine; or

(2)	a day on which the Company makes an announcement of its results for any year, quarter year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares;

“Group”	the Company and its Subsidiaries and “Member of the Group” shall be construed accordingly;

“Incentive Stock Option”	an option which qualifies for special tax treatment under Section 422 of the Code;

“NASDAQ”	the Nasdaq stock market including its three market tiers: NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market and their successors;

“Option”	a right to acquire Shares for an amount determined by the board of directors of the Company pursuant to the Plan[1];

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Parent”	a parent corporation within the meaning of Section 424(e) of the Code;

“Plan”	the Innospec Inc. Performance Related Stock Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 5.4, a share in the Company;

“Subsidiary”	a subsidiary corporation within the meaning of Section 424(f) of the Code;

“Vested Option”	an Option or part of an Option in respect of which the conditions specified in accordance with Rule 3.1 have been satisfied in whole or in part (whether as originally provided or as subsequently amended, relaxed, waived or substituted pursuant to Rule 3.2) and “Vest” shall be construed accordingly;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.  GRANT OF OPTIONS

2.1  Procedure for Grant of Options

(a)	Within a Grant Period, the Committee may, at its absolute discretion, grant Options under the Plan to Eligible Employees. The aggregate Fair Market Value of shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Group) shall not exceed $100,000.

[1]	Options intended to qualify as Incentive Stock Options must be issued at an exercise price not less than the Fair Market Value of the underlying Shares on the Date of Grant.

(b)	The Committee may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations.

(c)	All options will be granted, if at all, within ten years of the date the Plan is adopted or the date the Plan is approved by the shareholders, whichever is earlier.

(d)	Options intended to qualify as Incentive Stock Options must be issued at an exercise price not less than the Fair Market Value of the underlying Shares on the Date of Grant.

2.2  Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be in such a form as the Committee shall from time to time determine. The Option Certificate shall include details of:

(a)	the number of Shares subject to the Option;

(b)	the term of the Option, which shall not exceed 10 years from the Date of Grant;

(c)	the Date of Grant of the Option;

(d)	the maximum number of Shares subject to the Option;

(e)	any date or dates determined by the Committee in accordance with Rule 3.1 upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made;

(f)	the performance targets or conditions to be satisfied as a condition of the exercise of the Option in accordance with Rule 3.1 and any other restrictions on the exercise of the Option; and

(g)	the exercise price.

The Option Certificate shall include a statement of the limitations provided in Section 2.4 of this Plan.

2.3  Right to Disclaim Option

Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4  Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 4.3 every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

3.  CONDITIONS RELATING TO THE GRANT OF OPTIONS

3.1  Performance Conditions

Every Option shall be granted subject to the condition that (save as provided in Rules 4.3, 4.4 and 5) it shall only be exercisable in whole or in part following the attainment of the performance conditions as advised at the Date of Grant of the Option. Performance criteria will be set at the absolute discretion of the Committee. The Committee, when granting an Option that is intended to be an Incentive Stock Option, may not impose a condition or limitation upon the exercise of such Option if it would result in such Option failing to qualify as an Incentive Stock Option.

3.2  Variation of Performance Conditions

In the application of Rule 3.1, when events have happened which cause the Committee to consider that the existing constraints and/or conditions (as the case may be) have become unfair or impractical, it may, in its discretion (provided such discretion is exercised fairly and reasonably), amend, relax, waive or substitute such constraints or conditions so that such constraints or conditions so amended, relaxed, waived or substituted would, in the reasonable opinion of the Committee, be no more or less difficult to abide by or satisfy than when they were originally imposed or last amended or relaxed (as the case may be). After any such amendment, relaxation, waiver or substitution the Committee shall issue to the Option Holder a replacement Option Certificate or other notice including the details specified in Rule 2.2.

3.3  Modified Terms and Conditions

The Committee may determine that any Option shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Eligible Employee, Option Holder or Member of the Group.

3.4  Additional Requirements

In exercising their discretion under Rule 3.3, the Committee may:

(a)	require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Eligible Employee or Option Holder.

3.5  Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 575,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the shareholders of the Company. For the purposes of the limit in this Rule 3.5 any Shares subject to an Option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or Vesting shall not be treated as issued.

3.6  United States Securities Act of 1933

The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provision of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option may be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

3.7  Plan Approval Required

This Plan shall not take effect and no Options or rights will be granted hereunder unless the Plan is approved by the Company’s shareholders within 12 months before or after the date the Plan is Adopted.

4.  RIGHTS OF EXERCISE

4.1  Earliest Date of Exercise

Save as provided in Rules 4.3, 4.4 and 5, an Option may not be exercised before whichever is the latest of:

(a)	the second anniversary of the Date of Grant; and

(b)	any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate; and

(c)	the date on which the Option Vests,

but in any event may not be exercised later than the tenth anniversary of the Date of Grant.

4.2  Requirement to remain in Employment

Subject to Rule 4.7 and save as provided in Rules 4.3, 4.4, 4.5 and 5, an Option may only be exercised by an Option Holder while he is an employee of a Member of the Group.

4.3  Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

4.4  Right to Exercise Prematurely irrespective of Performance Conditions

Where an Option Holder ceases to hold office or employment with a Member of the Group on account of:

(a)	injury, ill health or disability; or

(b)	redundancy (within the meaning of the Employment Rights Act 1996); or

(c)	the transfer of the undertaking or part undertaking in which the Option Holder is employed to a person other than a Member of the Group; or

(d)	the Company by which the Option Holder is employed ceasing to be under the Control of the Company; or

(e)	retirement at normal retirement age including late retirement; or

(f)	early retirement by agreement with his employer; or

(g)	any other reason in the absolute discretion of the Committee;

Options will lapse and will only be exercisable at the absolute discretion of the Committee, in which circumstances Options will be exercisable by the Option Holder within a period of one year following the date of termination of any office or employment with a Member of the Group.

4.5  Right to Exercise if Performance Conditions Achieved

A Vested Option may be exercised by an Option Holder within the period of one year following the date on which he ceases to hold any office or employment with a Member of the Group on account of:

(a)	retirement at normal retirement age including late retirement; or

(b)	early retirement by agreement with his employer; or

(c)	any other reason in the absolute discretion of the Committee.

4.6  Incentive Stock Options

Notwithstanding the provisions of Rules 4.2, 4.3, 4.4, 4.5, 5.1 and 5.2, with respect to any Option Holder granted an Incentive Stock Option hereunder, an Option may be exercised by such Option Holder only within the period of three months following the date on which he ceases to hold any office or employment with a Member of the Group, except in the event that the termination of employment is on account of permanent and total disability within the meaning of Section 422(e)(3) of the Code, in which case such Option Holder may exercise his Options within a period of one year following the date on which he ceases to hold any office or employment with a Member of the Group.

4.7  Transfer of Employment within Group

An Option Holder shall not be treated for the purposes of Rules 4.4, 4.5 and 4.10 as ceasing to hold an office or employment with a Member of the Group until such time as he is no longer an employee of any Member of the Group and an Option Holder (being a woman) who ceases to be such an employee by reason of pregnancy or confinement and who exercises her right to return to work before exercising an Option, shall be treated for those purposes as not having ceased to hold such an office or employment.

4.8  Transfer of Employment Overseas

Subject to the satisfaction of the conditions imposed pursuant to Rule 3.1 if an Option Holder, whilst remaining an employee of a Member of the Group, is transferred to work in another country and as a result of that transfer will either:

(a)	become subject to tax on his remuneration in the country to which he is transferred and the Committee is satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

(b)	become subject to restrictions on his ability to exercise his Option or to hold or deal in the shares or the proceeds of the sale of the shares he may acquire on exercise of that Option by reason of or in consequence of the securities laws or exchange control laws of the country to which he is transferred;

the Option Holder may exercise that Option in the period commencing three months before and ending three months after the transfer takes place. If he chooses not to exercise his Option at that time, it will not thereby lapse.

4.9  Section 409A

Notwithstanding any other provisions of these Rules, if an Option is granted to someone who is or would otherwise be subject to Section 409A of the Code and such Option is granted with an exercise price less than the Fair Market Value of the shares on the Date of Grant, it must be exercised (if at all) no later than 15 March of the calendar year immediately following the calendar year in which it is first capable of exercise under the Plan.

4.10  Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	the expiry of the period (if any) allowed for the satisfaction of any condition of exercise specified in the Option Certificate pursuant to Rule 3.1 without such condition having been satisfied or the date on which it becomes apparent that any such condition has become incapable of being satisfied, in which case such Option shall lapse in whole or in part as appropriate; or

(c)	subject to Rule 5.4 the expiry of any of the applicable periods specified in Rules 4.3, 4.4, 4.5, 5.1 and 5.2, but where an Option Holder dies while time is running under Rules 4.4 or 4.5, the Option shall not lapse until the expiry of the period in Rule 4.3; or

(d)	the date on which an Option Holder ceases to be an employee of any Member of the Group for any reason other than his death or those specified in Rules 4.4 and 4.5; or

(e)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding-up of the Company; or

(f)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option; or

(g)	in the case of an Option which is subject to Section 409A of the Code, at the end of the period for exercise specified at Rule 4.9.

5.  TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

5.1    Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a general offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, or a general offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may, subject to Rule 4.6 be exercised within the period of six months of the date on which the Acquiring Company becomes the Parent, and any condition subject to which the offer is made is satisfied.

5.2  Voluntary Winding-Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may, subject to Rule 4.6, be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorized by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

5.3  Meaning of Obtaining Control

For the purpose of this Rule 5 a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control.

5.4  Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 5.1 applies, an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company). With effect from the date of release references in Rules 4, 5, 6, 7, 8, 9, 10, 11, and 12 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be.

5.5  Meaning of “appropriate period”

For the purpose of Rule 5.4 the “appropriate period” is the period mentioned in Rule 5.1 or Rule 5.2 as the case may be.

6.  MANNER OF EXERCISE

6.1  Actions Required of the Option Holder

An Option may be exercised, in whole or in part, on giving 30 days notice, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder.

6.2  Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavors to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

6.3  Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

6.4  Indemnity against Taxation of the Option Holder

The Option Holder shall indemnify the Company (and, where relevant, any Member of the Group) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account under the laws of any relevant territory (including for the avoidance of doubt, employee’s national insurance contributions, employer’s national insurance contributions if so determined by the Committee and other relevant social security contributions). Such company may recover the tax from the Option Holder in such manner as the Committee thinks fit including (but without prejudice to the generality of the foregoing):-

(a)	withholding shares when the Option is exercised and selling the same; or

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

7.  ISSUE OF SHARES

7.1  Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

7.2  Admission to Official List of NASDAQ

If and so long as the Shares are listed on NASDAQ the Company shall use its best endeavors to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to NASDAQ for permission to deal in these shares unless such application has already been made.

8.  ADJUSTMENTS

8.1  General Power of Adjustment

The number of Shares over which an Option is granted shall be proportionately adjusted following any capitalization issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital. With respect to Options that it is intended will be Incentive Stock Options, no adjustment made pursuant to Rule 8.1 shall have the effect of reducing the aggregate exercise price below the aggregate Fair Market Value on the Date of Grant.

8.2  Notification of Option Holder

The Committee may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 8.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

8.3  Certain Adjustments Requiring Shareholder Approval

Any adjustment to (i) the maximum aggregate number of shares issuable under the Plan (other than an increase merely reflecting a change in the number of outstanding shares, such as stock dividend or stock split), (ii) the definition of Eligible Employee, (iii) the company granting options, or (iv) the shares available under the Plan, shall require shareholder approval within 12 months before or after such adjustment is Adopted.

9.  ADMINISTRATION

9.1  Delivery of Notices or Documents

Notices or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

9.2  Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

9.3  Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

9.4  The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

9.5  The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive subject to the determination of the Auditors when so required by Rule 8.1.

9.6  Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

10.  ALTERATIONS

10.1  Power to alter Rules

Subject to Rules 10.2 and 10.4 the Committee may in its discretion alter the Rules in any way it thinks fit.

10.2  Alteration which affects subsisting rights of Option Holders

Subject to Rule 10.4 no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders save that the Committee may make such alterations to the provisions of Rule 4.5 as it in its discretion sees fit to take account of legal developments or advice or changes in market practice.

10.3  Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 10 shall be given to all Option Holders.

10.4  Stockholder Approval

Except as otherwise provided herein, the Committee may from time to time amend the rules of the Plan, provided, however, no amendment shall result in the failure of the Plan or any provision thereof to comply with applicable rules under the Securities Exchange Act of 1934, or (where relevant) to qualify under Section 422 of the Code. In addition, to the extent necessary to comply with applicable rules of the Securities Exchange Act, of 1934 or (where relevant) Section 422 of the Code (or any successor rule or provision or applicable law or regulation), the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as so required.

11.  GENERAL

11.1  Termination of the Plan

The Plan shall terminate on the tenth anniversary of the earlier of the date on which it is approved by the Company’s shareholders in a general meeting or the date on which the Plan is Adopted, or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

11.2  No Compensation for loss of Option Rights

The rights and obligations of any individual under the terms of his office or employment with any Member of the Group shall not be affected by his participation in the Plan or any right which he may have to participate therein and the Plan does not form part of any contract of employment between the individual and any Member of the Group. If an Eligible Employee shall cease for any reason (including termination, whether lawful or otherwise) to be in the employment of a Member of the Group, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

11.3  Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

12.  DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Committee may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 6.2 pay to such Option Holder a cash sum equal to the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on NASDAQ for the three Dealing Days prior to the date of exercise).

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and the Company.

13.  SECTION 162(M) OF THE CODE

The Committee intends for the Plan and the Options granted thereunder to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation” if it is determined by the Committee that such qualification is necessary for an Option grant. Accordingly, the Committee shall make determinations as to performance targets and all other applicable provisions of the Plan as necessary in order for the Plan and such Options granted thereunder to satisfy the requirements of Section 162(m) of the Code.

14.  SECTION 409A OF THE CODE

To the extent that the Committee determines that any Option granted under the Plan is subject to Section 409A of the Code, the Option Certificate evidencing such Option shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Option Certificate shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Option may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Option Certificate or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Option from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

APPENDIX B

INNOSPEC INC.

RULES

of the

INNOSPEC INC. COMPANY SHARE OPTION PLAN 2008

B-i

B-ii

PART A	APPROVED BY HER MAJESTY’S REVENUE AND CUSTOMS UNDER THE INCOME TAX (EARNINGS AND PENSIONS) ACT 2003 ON [TO BE CONFIRMED ONCE STOCKHOLDER APPROVAL OBTAINED] UNDER REFERENCE [TO BE CONFIRMED ONCE STOCKHOLDER APPROVAL OBTAINED]

1. DEFINITIONS FOR THE PURPOSE OF PART A

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 5.1, being a company within the meaning of Section 832 of the Act;

“Acquisition Price”	in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

“Act”	the Income and Corporation Taxes Act 1988;

“Associated Company”	the meaning ascribed by paragraph 35(1) of Schedule 4 to ITEPA;

“Auditors”	the auditors for the time being of the Company acting as experts and not as arbitrators;

“Code”	the United States Internal Revenue Code of 1986 (as amended);

“Company”	save as provided in Rule 5.7, Innospec Inc., a Delaware corporation;

“Control”	the meaning ascribed by Section 995 of ITA;

“Date of Grant”	the date on which the Directors resolve to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which NASDAQ is open for business;

“Directors”	the board of directors of the Company, or a duly authorized committee thereof;

“Eligible Employee”	any person who as of the Date of Grant:

(1) (a)	is a director of a Participating Company required to work for not less than 25 hours a week (exclusive of meal breaks); or

(b)	if not a director, is employed by a Participating Company on terms which require him to work for not less than 20 hours a week (exclusive of meal breaks); and

(2)	is not ineligible to participate in the Plan by virtue of paragraph 9 of Schedule 4 to ITEPA (material interest in a close company);

“Grant Period”	a period of 20 days commencing on the Dealing Day following any of:

(1)	a day on which the Plan is approved by HMRC; or

(2)	a day on which the Company makes an announcement of its results for any year, half year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares; or

(3)	a day on which the Directors resolve that exceptional circumstances have arisen which justify the grant of Options; or

(4)	a day on which any announcement is made of modifications to be made to the Act, ITA or ITEPA or a day on which any such modifications come into force;

“Group”	the Company and its Subsidiaries;

“HMRC”	Her Majesty’s Revenue and Customs;

“Holding Company”	a company as referred to in Section 1159 of the Companies Act 2006;

“Incentive Stock Option”	an option which qualifies for special tax treatment under Section 422 of the Code;

“ITA”	the Income Tax Act 2007;

“ITEPA”	the Income Tax (Earnings and Pensions) Act 2003;

“Key Feature”	a provision of the Plan which is necessary in order to meet the requirements of Schedule 4 to ITEPA;

“Market Value”	in relation to a Share on any day:

(1)	if and so long as the Shares are listed on NASDAQ, the reported closing price of Innospec Inc. common stock on NASDAQ for that day, or the last Dealing Day prior to that day if that day is not a Dealing Day.

(2)	save as mentioned in (1) above, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of HMRC;

“NASDAQ”	the Nasdaq stock market including its three market tiers: NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market and their successors;

“Option”	a right to acquire Shares pursuant to the Plan;

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Participating Company”	the Company and any other company for the time being designated by the Directors as a Participating Company being a company which is both a Subsidiary of the Company and under the Control of the Company;

“Plan”	the Innospec Inc. Company Share Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Relevant Share Option Scheme”	any other share option scheme (except a Savings Related Share Option Scheme) established by the Company or any Associated Company;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Savings Related Share Option Scheme”	a savings related share option scheme approved by the HMRC;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 5.7, a share in the Company satisfying paragraphs 15 to 20 inclusive of Schedule 4 to ITEPA;

“Share Price”	the price per Share, as determined by the Directors, at which an Eligible Employee may acquire Shares in respect of which an Option has been granted to him, being not less than:

(1)	the Market Value of a Share on the Date of Grant (or where in accordance with Rule 2.1, the Directors issue invitations to apply for Options the Dealing Day by reference to which the Market Value is calculated); or

(2)	if greater and Shares are to be subscribed, the nominal value of a Share;

subject to any adjustment pursuant to Rule 8.1;

“Statutory Limit”	£30,000 or any other limit from time to time specified under paragraph 6 of Schedule 4 to ITEPA;

“Subsidiary”	any company which is both a subsidiary within the meaning ascribed by Section 1159 of the Companies Act 2006 and a subsidiary corporation within the meaning of Section 424(f) of the Code;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2. GRANT OF OPTIONS

2.1 Procedure for Grant of Options

(a)	Within a Grant Period, the Directors may, at their absolute discretion, grant Options under the Plan to Eligible Employees.

(b)	The Directors may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations, PROVIDED THAT to the extent required by HMRC any documentation used in such procedure is approved in advance by HMRC in accordance with Rule 10.2.

(c)	Where any Option is to be granted pursuant to an invitation and the Share Price is determined at the date of the invitation, the Option must be granted no later than the twenty-ninth day in the period commencing with the Dealing Day by reference to which the Share Price was calculated.

2.2 Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be executed in such manner as shall take effect as a binding contractual obligation of the Company and which shall be in such a form as the Directors from time to time determine (subject to the approval of HMRC). The Option Certificate shall include details of:

(a)	the Date of Grant of the Option;

(b)	the term of the Option which shall not exceed ten years from the Date of Grant;

(c)	the Share Price;

(d)	the number of Shares subject to the Option;

(e)	any date or dates determined by the Directors in accordance with Rule 4.1 upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made; and

(f)	the performance targets or conditions to be satisfied as a condition of the exercise of the Option in accordance with Rule 3.5 and any other restrictions on the exercise of the Option.

The Option Certificate shall include a statement of the limitations provided in section 2.4 of this Plan.

2.3 Right to Disclaim Option

Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4 Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 4.3, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

3. CONDITIONS RELATING TO THE GRANT OF OPTIONS

3.1 Statutory Limit

Any Option granted to an Eligible Employee shall be limited and take effect so that immediately following such grant, the aggregate Market Value of all the Shares which he may acquire on the exercise of all options which he then holds and which are or may become capable of being exercised and which were granted under:

(a)	Part A of the Plan; and

(b)	any Relevant Share Option Scheme approved by HMRC under the Act or ITEPA;

shall	not exceed the Statutory Limit.

3.2 Interpretation of Individual Limits

(a)	For the purposes of Rule 3.1, the Market Value of an Option shall be taken as at its Date of Grant and in relation to options granted under any Relevant Share Option Scheme the Market Value of an option shall be taken as being the fair market value of the Shares subject to that option at its date of grant determined in accordance with the Rules of such other scheme.

(b)	For the purposes of determining the application of the Statutory Limit in Rule 3.1, the rate of exchange for US dollars into sterling shall be the noon fixed rate of the US dollars in the Wall Street Journal (or such other reporting service as may be selected by the Directors and approved in advance by HMRC) on the Date of Grant of the Option.

3.3 Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under both Part A and Part B of the Plan is 190,000 subject to any future increase in this limit which may be substituted at the discretion of the Directors upon approval by the stockholders of the Company. For the purposes of the limit in this Rule 3.3 any Shares subject to an Option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

3.4 United States Securities Act of 1933

The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provision of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option may be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

3.5 Additional Conditions

The Directors when granting any Option may in their absolute discretion impose any conditions and limitations (additional to any conditions and limitations contained in any other of these Rules) upon the exercise of any Option provided that such additional conditions and limitations shall:

(i)	be objective, specified at the Date of Grant and set out in full, or details given with, the Option Certificate; and

(ii)	be such that the right to exercise any Option after the fulfillment or attainment of the conditions and limitations so specified shall not be dependent upon the further discretion of any person; and

(iii)	not be capable of amendment, variation or waiver unless an event occurs which causes the Directors to consider that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy. When such conditions or limitations have been imposed and have ceased to be capable of being satisfied or being satisfied in full except as a result of an event to which Rules 4.3, 4.4 or 5 apply that Option shall lapse in whole or in part as the case may be.

4. RIGHTS OF EXERCISE

4.1 Earliest Date of Exercise

Save as provided in Rules 4.3, 4.4 or 5, an Option may not be exercised before whichever is the latest of:

(a)	the third anniversary of the Date of Grant; and

(b)	any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate; and

(c)	the date on which any additional conditions and limitations imposed on the Option (and which have not been waived) in accordance with Rule 3.5 have been fulfilled;

but in any event may not be exercised later than the day preceding the tenth anniversary of the Date of Grant.

4.2 Requirement to remain in Employment

Save as provided in Rules 4.3, 4.4 and 5, an Option may only be exercised by an Option Holder while he is a director or employee of a Participating Company or an Associated Company of a Participating Company.

4.3 Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

4.4 Right to Exercise Prematurely irrespective of Additional Conditions

An Option may be exercised by an Option Holder (irrespective of whether any additional conditions and limitations imposed on the Option in accordance with Rule 3.6 have been fulfilled) within the period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company on account of:

(a)	injury, ill-health or disability; or

(b)	redundancy (within the meaning of the Employment Rights Act 1996); or

(c)	the transfer of the undertaking or part-undertaking in which the Option Holder is employed to a person other than a Participating Company or an Associated Company of a Participating Company; or

(d)	the Company by which the Option Holder is employed ceasing to be under the Control of the Company; or

(e)	retirement at normal retirement age including late retirement; or

(f)	early retirement by agreement with his employer; or

(g)	any other reason in the absolute discretion of the Directors.

4.5 Transfer of Employment within Group

An Option Holder shall not be treated for the purposes of Rules 4.4 and 4.7, as ceasing to hold an office or employment with a Participating Company until such time as he is no longer a director or employee of any

Participating Company or an Associated Company of a Participating Company and an Option Holder (being a woman) who ceases to be such a director or employee by reason of pregnancy or confinement and who exercises her right to return to work under section 79 of the Employment Rights Act 1996 before exercising an Option, shall be treated for those purposes as not having ceased to hold such an office or employment.

4.6 Transfer of Employment Overseas

Subject to the satisfaction of any additional conditions and limitations imposed pursuant to Rule 3.5 if an Option Holder, whilst remaining a director or employee of a Participating Company or an Associated Company of a Participating Company, is transferred to work in another country and as a result of that transfer will either:

(a)	become subject to tax on his remuneration in the country to which he is transferred and the Directors are satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

(b)	become subject to restrictions on his ability to exercise his Option or to hold or deal in the shares or the proceeds of the sale of the shares he may acquire on exercise of that Option by reason of or in consequence of the securities laws or exchange control laws of the country to which he is transferred;

the Option Holder may exercise that Option in the period commencing three months before and ending three months after the transfer takes place. If he chooses not to exercise his Option at that time, it will not thereby lapse.

4.7 Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	the expiry of the period (if any) allowed for the satisfaction of any condition of exercise specified in the Option Certificate pursuant to Rule 3.5 without such condition having been satisfied or the date on which it becomes apparent that any such condition has become incapable of being satisfied; or

(c)	subject to Rule 5.7, the expiry of any of the applicable periods specified in Rules 4.3, 4.4, 5.1, 5.2, 5.3, 5.4 and 5.5, but where an Option Holder dies while time is running under Rule 4.4, the Option shall not lapse until the expiry of the period in Rule 4.3; or

(d)	except as provided in Rules 4.3, 4.4, 5.1, 5.2, 5.3, 5.4 and 5.5, the date on which an Option Holder ceases to be a director or employee of any Participating Company or any Associated Company of a Participating Company; or

(e)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding-up of the Company; or

(f)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option.

4.8 Compliance with the United States Securities Law

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the United States Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of Counsel for the Company with respect to such compliance.

4.9 Shares to be held for Investment Purposes

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of Counsel for the Company, such a representation is required in order to comply with any of the aforementioned relevant provisions of law.

4.10 Shareholder Approval

If any amendment requiring the approval of the Company’s Shareholders is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Securities Exchange Act of 1934, such shareholder approval shall be:

(a)	solicited substantially in accordance with Section 14(a) of that act and the rules and regulations promulgated thereunder; or

(b)	solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of that act at the time such information is furnished.

4.11 Option Holder with Material Interest

An Option may not be exercised by an Option Holder at any time when he is prohibited from such exercise by virtue of the provisions of paragraph 9 of Schedule 4 to the ITEPA (material interest in a close company).

5. TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

5.1 Take-over pursuant to Tender Offer

If any person obtains Control of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Holding Company of an Acquiring Company or any Subsidiary of such Holding Company) and which is made on a condition that if it is satisfied the offer or will have such Control, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which Control is so obtained and any condition subject to which the offer is made is satisfied (or until the expiry of the period mentioned in Rule 5.4, if earlier).

5.2 Take-over pursuant to Scheme of Arrangement

If any person obtains Control of the Company in pursuance of a compromise or scheme of arrangement sanctioned by the Court under legislation which HMRC has agreed is equivalent to Section 899 of the Companies Act 2006 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

5.3 Scheme of Arrangement without Change of Control

If, without any person obtaining Control of the Company, the Court sanctions a scheme of arrangement affecting the Shares under legislation which HMRC has agreed is equivalent to Section 899 of the Companies Act 2006 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

5.4 Compulsory Acquisition of Shares

If any person becomes bound or entitled to acquire Shares in the Company under legislation which HMRC has agreed is equivalent to Sections 979 to 982 of the Companies Act 2006 then an Option may be exercised during any period such person remains so bound or entitled.

5.5 Voluntary Winding-Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorized by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

5.6 Meaning of Obtaining Control

For the purpose of this Rule 5, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control.

5.7 Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 5.1 is a company an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new option (“the New Option”) which, within the meaning ascribed by paragraph 27(2) of Schedule 4 of ITEPA, is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company falling within sub-paragraph (b) or (c) of paragraph 16 of Schedule 4 to ITEPA). With effect from the date of release references in Rules 4, 5, 6, 7, 8, 9, 10, 11 and 12 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be, but references to Participating Company shall continue to be construed as if references to the Company were references to Innospec Inc.

5.8 Meaning of “appropriate period”

For the purpose of Rule 5.7, the “appropriate period” is:

(a)	where Rule 5.1 and 5.4 apply, the periods mentioned in those Rules respectively; or

(b)	where Rule 5.2 applies, the period of six months beginning with the time when the Court sanctions the scheme of arrangement.

6. MANNER OF EXERCISE

6.1 Actions Required of the Option Holder

An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder together with a remittance of the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

6.2 Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavors to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

6.3 Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

7. ISSUE OF SHARES

7.1 Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

7.2 Admission to NASDAQ

If and so long as the Shares are listed on NASDAQ the Company shall use its best endeavors to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to NASDAQ for permission to deal in those shares unless such application has already been made.

8. ADJUSTMENTS

8.1 General Power of Adjustment

The number of Shares over which an Option has been granted and the Share Price thereof shall, subject to the prior approval of HMRC, be proportionately adjusted following any capitalization issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rule 8.2, no adjustment made pursuant to this Rule 8.1 shall have the effect of reducing the Share Price below the par value of a Share.

8.2 Requirement to Capitalise Reserves

Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Directors are authorized to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Directors may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Directors shall capitalize such sum (if any) and apply the same in paying up such amount as aforesaid.

8.3 Notification of Option Holder

The Directors may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 8.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

9. ADMINISTRATION

9.1 Delivery of Notices or Documents

Notice or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

9.2 Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

9.3 Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

9.4 Directors’ Power to Administer Plan

The Directors may make such regulations for the administration of the Plan as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

9.5 Directors’ Decisions are Final and Conclusive

The decision of the Directors in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive.

9.6 Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

10. ALTERATIONS

10.1 Power to alter Rules prior to HMRC approval

Subject to Rule 10.5, the Directors may, prior to approval of Part A of the Plan by HMRC, alter the Rules of the Plan as may be necessary in order to obtain such approval.

10.2 Power to alter Rules following HMRC approval

Subject to Rules 10.3 and 10.5, after the date on which Part A of the Plan is approved by HMRC, the Directors may in their discretion alter the Rules provided that no such alteration to a Key Feature of Part A shall be effective until it has been approved by HMRC.

10.3 Alterations which affect Share Price and subsisting rights of Option Holders

Subject to Rules 8.1 and 10.5, no adjustment may be made to the Share Price or the Acquisition Price and no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders save that the Directors may (subject to Rule 10.2) make such alterations to the provisions of Rule 4.4 as they in their discretion see fit to take account of legal developments or advice or changes in market practice.

10.4 Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 10 shall be given to all Option Holders.

10.5 Stockholder Approval

Except as otherwise provided herein, the Directors may from time to time amend the rules of the Plan. Provided, however, no amendment shall result in the failure of the Plan or any provision thereof to comply with applicable rules under the Securities Exchange Act of 1934, or (where relevant) to qualify under Section 422 of the Code. In addition, to the extent necessary to comply with applicable rules of the Securities Exchange Act, of 1934 or (where relevant) Section 422 of the Code (or any successor rule or provision or applicable law or regulation), the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as so required.

11. EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnify the Company (and, where relevant, any Participating Company) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account to HMRC (including for the avoidance of doubt employee’s national insurance contributions and, if so determined by the Directors, employer’s national insurance contributions). Such company may recover the tax from the Option Holder in such manner as the Directors think fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same;

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

12. GENERAL

12.1 Termination of the Plan

The Plan shall terminate on the tenth anniversary of the earlier of the date on which it is approved by the Company’s shareholders in general meeting or the date on which the Plan is adopted, or at any earlier time by the passing of a resolution by the Directors. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

12.2 No Compensation for loss of Option Rights

The rights and obligations of any individual under the terms of his office or employment with any Participating Company shall not be affected by his participation in the Plan or any right which he may have to participate therein and the Plan does not form part of any contract of employment between the individual and any Participating Company. If an Option Holder shall cease for any reason (including termination, whether lawful or otherwise) to be in the employment of a Participating Company or an Associated Company of a Participating Company, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

12.3 Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

PART B

13. DEFINITIONS FOR PURPOSES OF PART B

13.1 Part B not Approved by HMRC

This Part B of the Rules of the Plan is not approved by HMRC under the provisions of the Act or ITEPA and any requirement to obtain the approval of HMRC as set out in Part A of the Rules of the Plan shall not apply to this Part B of the Rules of the Plan.

13.2 Incentive Stock Options

This Part B of the Rules of the Plan is intended to permit the grant of Incentive Stock Options if the Directors so determine.

13.3 Terms of Part A apply except as amended

The Rules as contained in Part A of the Plan shall apply to Options granted under this Part B unless amended in accordance with the provisions hereof.

For the purposes of Part B, “Eligible Employee” shall mean any person who as of the Date of Grant:

(1) (a)	is a director of a Participating Company required to work for not less than 25 hours a week (exclusive of meal breaks) and who would be considered an employee of the Participating Company for purposes of the Code; or

(b)	if not a director, is employed by a Participating Company on terms which require him to work for not less than 20 hours a week (exclusive of meal breaks); and

(2)	in relation to any Option which it is intended will qualify as an Incentive Stock Option, does not own, within the meaning of Section 422(b)(6) of the Code, Shares possessing more than ten per cent of the total combined voting power of all classes of share of the Company (or its Parent or any of its subsidiaries).

For the purposes of Part B, the definition of “Share Price” shall be as follows:

the price per Share, as determined by the Directors, at which an Eligible Employee may acquire Shares in respect of which an Option has been granted to him, being not less than:

(a)	the Market Value of a Share on the Date of Grant (or where in accordance with Rule 2.1, the Directors issue invitations to apply for Options the Dealing Day by reference to which the Market Value is calculated); or

(b)	if greater and Shares are to be subscribed, the nominal value of a Share;

provided, however, with respect to any individual responsible for payment of income tax in the United States, the Share Price shall be the Market Value of a Share on the Date of Grant only, subject in all cases to any adjustment pursuant to Rules 8.1 and 16.4.

14. GRANT OF UNAPPROVED OPTIONS

14.1 Specification of Unapproved Options

The Directors shall specify when an Option is granted under this Part B of the Rules of the Plan and the relevant Option Certificate shall be written accordingly, and shall set forth all of the details provided for under Rule 2.2. The Share Price with respect to any Option granted under Part B of the Rules which is intended to qualify as an Incentive Stock Option shall not be less than the Market Value on the Date of Grant.

14.2 Modified Terms and Conditions

The Directors may determine that any Option granted under this Part B of the Rules shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Eligible Employee, Option Holder or Participating Company.

14.3 Additional Requirements

In exercising their discretion under Rule 14.2, the Directors may:

(a)	require an Option Holder to make such declarations to take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Eligible Employee or Option Holder.

15. CONDITIONS RELATING TO THE GRANT OF UNAPPROVED OPTIONS

15.1 No Statutory Limit

Rules 3.1 and 3.2 of Part A shall not apply to this Part B of the Plan.

15.2 Plan Approval Required

Part B of the Plan shall not take effect and no options or rights will be granted hereunder unless the Plan is approved by the stockholders of the Company within 12 months before or after the date the Plan is adopted.

15.3 Additional Conditions

The Directors, when granting an Option under this Part B which it is intended shall qualify as an Incentive Stock Option, may not impose a condition or limitation upon the exercise of such Option if it would result in such Option failing to qualify as an Incentive Stock Option.

15.4 Calendar Year Limitation

The aggregate Market Value (determined at the Date of Grant) of Shares with respect to which Incentive Stock Options become exercisable for the first time by an individual Option Holder in any calendar year shall not exceed $100,000.

16. EXERCISE OF UNAPPROVED OPTIONS

16.1 Right to Exercise Prematurely irrespective of Additional Conditions

Notwithstanding Rule 4.2, and except as otherwise provided in this Rule 16.1, an Option which it is intended shall qualify as an Incentive Stock Option may only be exercised by an Option Holder while he is an Eligible Employee under the Code.

In relation to any Option which it is intended shall qualify as an Incentive Stock Option, Rule 4.4 of Part A shall not apply to Part B of the Plan and is hereby replaced, for purposes of such Option only, by the following provision:

“An Option may be exercised by an Option Holder within the period of three months following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a

Participating Company, except in the event the termination of employment is on account of permanent and total disability within the meaning of section 422(e)(3) of the Code, in which case such Option Holder may exercise his Options within a period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company.”

16.2 Requirement to Remain in Employment

Notwithstanding the provisions of Rule 4.2 and of Rule 5, an Option that qualifies as an Incentive Stock Option may only be exercised by an Option Holder while such individual is an employee of any company in the Group or as otherwise provided in Rule 16.1.

16.3 No Material Interest

Rule 4.11 of Part A shall not apply to Part B of the Plan.

16.4 Limitation on Adjustments

With respect to Options granted under this Part B and intending to qualify as Incentive Stock Options, no adjustment made pursuant to Rule 8.1 shall have the effect of reducing the aggregate Share Price below the aggregate Market Value on the Date of Grant.

17. DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Directors may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 6.2 of Part A pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on NASDAQ for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and/or his employing Participating Company.

No Option granted under Part B of the Plan will be paralleled with an Option granted under Part A of the Plan.

18. EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnify the Company (and, where relevant, any Participating Company) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account under the laws of any relevant territory (including for the avoidance of doubt employee’s national insurance contributions, employer’s national insurance contributions if so determined by the Directors or other relevant social security contributions). Such company may recover the tax from the Option Holder in such manner as the Directors think fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same; or

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

19. SECTION 162(M) OF THE CODE

The Directors intend for Part B of the Plan and the Options granted thereunder to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation” if it is determined by the Directors that such qualification is necessary for an Option grant. Accordingly, the Directors shall make determinations as to performance targets and all other applicable provisions of Part B of the Plan as necessary in order for Part B of the Plan and such Options granted thereunder to satisfy the requirements of Section 162(m) of the Code.

20. SECTION 409A OF THE CODE

To the extent that the Directors determine that any Option granted under Part B of the Plan is subject to Section 409A of the Code, the Option Certificate evidencing such Option shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, Part B of the Plan and the Option Certificate shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of Part B of the Plan to the contrary, in the event that the Directors determine that any Option may be subject to Section 409A of the Code and related Department of Treasury guidance, the Directors may adopt such amendments to Part B of the Plan and the applicable Option Certificate or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Directors determine are necessary or appropriate to (i) exempt the Option from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

APPENDIX C

INNOSPEC INC.

RULES

of the

INNOSPEC INC. NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN 2008

C-i

C-ii

1.  DEFINITIONS

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 4.1, being a company within the meaning of Section 832 of the Income and Corporation Taxes Act 1988;

“Acquisition Price”	in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

“Code”	the United States Internal Revenue Code of 1986 (as amended);

“Committee”	the Innospec Inc. Compensation Committee;

“Company”	save as provided in Rule 4.3, Innospec Inc., a Delaware Corporation;

“Date of Grant”	the date on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which NASDAQ is open for business;

“Grant Period”	a period of 180 days commencing on the Dealing Day following any of:

(1)	a day on which the Company makes an announcement of its results for any year, quarter year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares; or

(2)	a day on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Group”	the Company and its Subsidiaries and “Member of the Group” shall be construed accordingly;

“NASDAQ”	the Nasdaq stock market including its three market tiers: NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market and their successors;

“Office”	office of appointment as non employee director of the Company;

“Option”	a right to acquire Shares pursuant to the Plan;

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Participant”	any person who is a non-employee director at the Date of Grant;

“Plan”	the Innospec Inc. Non-Employee Directors’ Stock Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 4.3, a share in the Company;

“Share Price”	the price per Share, as determined by the Committee, at which a Participant may acquire Shares in respect of which an Option has been granted to him if the Shares are to be subscribed, being not less than the nominal value of a Share, subject to any adjustment pursuant to Rule 7.1;

“Subsidiary”	any company which is a subsidiary corporation within the meaning of Section 424(f) of the Code;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.  GRANT OF OPTIONS

2.1  Procedure for Grant of Options

(a)	Within a Grant Period, the Committee may, at its absolute discretion, grant Options under the Plan to Participants.

(b)	The Committee may adopt such procedure, as they think fit for granting Options, whether by invitation to Participants to apply for Options or by granting Options without issuing invitations.

2.2  Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be in such a form as the Committee shall from time to time determine. The Option Certificate shall include details of:

(a)	the Date of Grant of the Option;

(b)	the Share Price;

(c)	the number of Shares subject to the Option; and

(d)	any date or dates determined by the Committee, upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made.

2.3  Right to Disclaim Option

Each Participant to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4  Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 3.3, every Option shall be personal to the Participants to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

2.5  Modified Terms and Conditions

The Committee may determine that any Option shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Participant or Option Holder.

2.6  Additional Requirements

In exercising their discretion under Rule 2.5, the Committee may:

(a)	require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to a Participant or Option Holder.

2.7  Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 85,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the stockholders of the Company. For the purposes of the limit in this Rule 2.7 any Shares subject to an Option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

3.  RIGHTS OF EXERCISE

3.1  Earliest Date of Exercise

Save as provided in Rules 3.3, 3.4 and 4, an Option may not be exercised before any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate, but in any event may not be exercised later than the tenth anniversary of the Date of Grant.

3.2  Requirement to remain in Office

Save as provided in Rules 3.3, 3.4 and 4, an Option may only be exercised by an Option Holder while he is a non-employee director of the Company.

3.3  Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

3.4  Right to Exercise Prematurely

Save as provided in Rule 3.3, where an Option Holder ceases to hold Office with the Company, Options will lapse and will only be exercisable at the absolute discretion of the Committee, in which circumstances Options will be exercisable by the Option Holder within a period of one year following the date of termination of Office with the Company.

3.5  Section 409A

Notwithstanding any other provisions of these Rules, if an Option is granted to someone who is or would otherwise be subject to Section 409A of the Code and such Option is granted with a Share Price less than the fair market value of the shares on the Date of Grant, it must be exercised (if at all) no later than 15 March of the calendar year immediately following the calendar year in which it is first capable of exercise under the Plan.

3.6  Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	subject to Rule 4.3, the expiry of any of the applicable periods specified in Rules 3.3, 3.4, 4.1 and 4.2, but where an Option Holder dies while time is running under Rules 3.4, the Option shall not lapse until the expiry of the period in Rule 3.3; or

(c)	the date on which an Option Holder ceases to be a non-employee director of the Company for any reason other than his death or those specified in Rules 3.4; or

(d)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding-up of the Company; or

(e)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option; or

(f)	in the case of an Option which is subject to Section 409A of the Code, at the end of the period for exercise specified at Rule 3.5.

4.  TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

4.1  Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which and any condition subject to which the offer is made is satisfied.

4.2  Voluntary Winding-Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorized by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

4.3  Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 4.1 applies, an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company). With effect from the date of release references in Rules 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be.

4.4  Meaning of “appropriate period”

For the purpose of Rule 4.3, the “appropriate period” is the period mentioned in Rule 4.1.

5.  MANNER OF EXERCISE

5.1  Actions Required of the Option Holder

An Option may be exercised, in whole or in part, on giving 30 days notice, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder, together with a remittance for the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

5.2  Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavors to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

5.3  Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

6.  ISSUE OF SHARES

6.1  Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

6.2  Admission to NASDAQ

If and so long as the Shares are listed on NASDAQ the Company shall use its best endeavors to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to NASDAQ for permission to deal in these shares unless such application has already been made.

7.  ADJUSTMENTS

7.1  General Power of Adjustment

The number of Shares over which an Option is granted and the Share Price thereof shall be proportionately adjusted following any capitalization issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rule 7.2, no adjustment made pursuant to this Rule 7.1 shall have the effect of reducing the Share Price below the par value of a Share.

7.2  Requirement to Capitalise Reserves

Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Committee is authorized to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Committee may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Committee shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

7.3  Notification of Option Holder

The Committee may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 7.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

8.  ADMINISTRATION

8.1  Delivery of Notices or Documents

Notices or documents required to be given to a Participant or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

8.2  Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

8.3  Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

8.4  The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as it deems fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

8.5  The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive subject to the determination of the Auditors when so required by Rule 8.1.

8.6  Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

9.  ALTERATIONS

9.1  Power to alter Rules

Subject to Rules 9.2 and 9.4, the Committee may in its discretion alter the Rules.

9.2  Alterations which affect Share Price and subsisting rights of Option Holders

Subject to Rules 7.1 and 9.4, no adjustment may be made to the Share Price and no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders.

9.3  Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 9 shall be given to all Option Holders.

9.4  Stockholder Approval

Except as otherwise provided herein, the Committee may from time to time amend the rules of the Plan, provided, however, no amendment shall result in the failure of the Plan or any provision thereof to comply with applicable rules under the Securities Exchange Act of 1934, or (where relevant) to qualify under Section 422 of the Code. In addition, to the extent necessary to comply with applicable rules of the Securities Exchange Act of 1934 or (where relevant) Section 422 of the Code (or any successor rule or provision or applicable law or regulation), the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as so required.

10.  GENERAL

10.1  Termination of the Plan

The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Company in general meeting or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

10.2  No Compensation for loss of Option Rights

The rights and obligations of any individual under the terms of his office or his employment with a Member of the Group shall not be affected by his participation in the Plan or any right which he may have to participate therein and the Plan does not form part of any contract of employment between the individual and any Member of the Group. If an Option Holder shall cease for any reason (including termination, whether lawful or otherwise) to hold on office or to be in the employment of a Member of the Group, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

10.3  Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

11.  DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Committee may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 5.2 pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on NASDAQ for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and the Company.

12.  EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnify the Company against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which the Company is required to account under the laws of any relevant territory (including for the avoidance of doubt, employee’s national insurance contributions, employer’s national insurance contributions if so determined by the Committee and other relevant social security contributions). The Company may recover the tax from the Option Holder in such manner as the Committee thinks fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same; or

(b)	deducting the necessary amount from the Option Holder’s fees; or

(c)	requiring the Option Holder to account directly to such company for such tax.

13.  UNITED STATES SECURITIES ACT OF 1933

The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provision of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option may be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

14.  SECTION 409A OF THE CODE

To the extent that the Committee determines that any Option granted under the Plan is subject to Section 409A of the Code, the Option Certificate evidencing such Option shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Option Certificate shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Option may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Option Certificate or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Option from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

APPENDIX D

INNOSPEC INC.

RULES

of the

INNOSPEC INC. SHARESAVE PLAN 2008

D-i

D-ii

D-iii

D-iv

1.  PURPOSE

The purpose of the Plan, which shall be known as the Innospec Inc. Sharesave Plan 2008 (the “Plan”) is to provide a means through which the Company and its Group Members may attract able persons to enter and remain in the employ of the Group and to provide a means whereby employee and directors of the Group can acquire common stock, thereby strengthening their commitment to the welfare of the Company and the Group and promoting an identity of interest between stockholders and these employees and directors.

2.  INTERPRETATION

2.1  Definitions

The definitions in Part A shall apply to the Plan except where expressly provided otherwise.

2.2  Interpretation

In the Plan, unless otherwise specified:

2.2.1	the contents and rule headings are inserted for ease of reference only and do not affect the interpretation of the Plan;

2.2.2	a reference to a Rule is a reference to a rule of the Plan or to a Part of the Plan as appropriate;

2.2.3	save as provided for by law and subject to Rule 10.4 a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

2.2.4	the singular includes the plural and vice versa and the masculine includes the feminine;

2.2.5	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof; and

2.2.6	the Interpretation Act 1978 applies to the Plan in the same way as it applies to an enactment.

3.  EFFECTIVE DATE AND DURATION OF PLAN

3.1  Commencement

The Plan is effective from 6 May 2008. No awards shall be made under the Plan unless the Plan has been approved by the stockholders. No awards shall be made under Part A until that Part has been approved by HM Revenue & Customs.

3.2  Duration of Plan

The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Company’s stockholders or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of a participant in the Plan.

4.  PLAN LIMITS

The present maximum aggregate number of Shares which may be issued under the Plan is 750,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the stockholders of the Company. For the purposes of the limit in this Rule 4 any Shares subject to an option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

5.  PLAN PARTS

5.1  General

The Plan comprises three parts:

5.1.1	Part A which provides for the grant of options to eligible employees under a savings-related share option plan approved by HM Revenue & Customs;

5.1.2	Part B which provides for the making of awards to eligible employees under an employee stock purchase plan established in accordance with section 423 of the United States Internal Revenue Code; and

5.1.3	Part C which provides for the grant of options to eligible employees under a savings-related share option plan which is neither approved by HM Revenue & Customs nor qualifies for favoured tax status in the United States of America;

and references to a Part of the Plan shall be construed accordingly.

5.2  Freedom to operate Parts

On every occasion that the Committee resolves to make awards under the Plan it shall have complete discretion as to whether to invite Eligible Employees to participate in Part A, Part B or Part C of the Plan.

6.  ISSUE AND AVAILABILITY OF PLAN SHARES

6.1  Rights attaching to Plan Shares

All Plan Shares issued under the Plan shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Plan Shares in issue at the date of such issue save as regards any rights attaching to such Plan Shares by reference to a record date prior to the date of such issue.

6.2  Availability of Plan Shares

The Company shall at all times use its reasonable endeavors to keep available sufficient authorized but unissued Plan Shares to satisfy all rights under the Plan which the Committee has determined will be satisfied by the issue of Plan Shares.

6.3  Application for listing and admission to trading of Plan Shares

While Plan Shares are admitted to trading on NASDAQ the Company shall, at its expense, make application for, and use its reasonable endeavors to obtain admission to trading on NASDAQ for Plan Shares allotted on the exercise of rights granted under the Plan.

7.  RELATIONSHIP OF PLAN TO CONTRACT OF EMPLOYMENT

7.1  Contractual Provisions

Notwithstanding any other provision of the Plan:

7.1.1	the Plan shall not form part of any contract of employment between any Group Member and an Eligible Employee;

7.1.2	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted any rights under the Plan;

7.1.3	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any rights held by him under the Plan) shall not form any part of his remuneration or count as his remuneration for any purpose and, for the purposes of his contract of employment, shall not be pensionable; and

7.1.4	if an Eligible Employee ceases to be in Relevant Employment, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any rights held by him under the Plan which lapse by reason of his ceasing to be in Relevant Employment) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

7.2  Deemed Agreement

By applying for any Option (or other award under this Plan) an Option Holder is deemed to have agreed to the provisions of this Rule 7.

8.  ADMINISTRATION OF PLAN

8.1  Responsibility for administration

The Company shall be responsible for, and shall have the conduct of, the administration of the Plan. The Committee may from time to time make, amend or rescind regulations for the administration of the Plan provided that such regulations shall be consistent with the Rules and not cause any of the provisions of Schedule 3 which are relevant to the Plan to cease to be satisfied.

8.2  Committee’s decision final and binding

The decision of the Committee shall be final and binding in all matters relating to the administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in the Rules or any document used in connection with the Plan.

8.3  Cost of Plan

The cost of introducing and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, to charge an appropriate part of such cost to a Subsidiary. The Company shall also be entitled, if it wishes, to charge to a Subsidiary the opportunity cost of issuing Plan Shares to an Option Holder employed by the Subsidiary in relation to his exercise of an Option.

8.4  Data protection

By applying for an Option, an Option Holder is deemed to consent to the holding and processing of personal data provided by the Option Holder to the Company for all purposes relating to the operation of the Plan.

9.  AMENDMENT OF PLAN

9.1  Power to amend Plan

Subject to the further provisions in this Rule 9, the provisions of Rule 11 of Part A and the provisions of Rule 19 of Part B, the Committee may from time to time amend the rules of the Plan.

9.2  Rights of existing Option Holders

An amendment may not adversely affect existing rights under the Plan except where the amendment has been approved by those who would be adversely affected by the amendment in such manner as would be required by the Company’s articles of incorporation (with appropriate changes) if the Plan Shares subject to those rights which would be so adversely affected had been issued or transferred to them (so that they had become shareholders in the Company) and constituted a separate class of shares.

9.3  Stockholder Approval

No alteration to the Rules of this Plan shall be effective without stockholder approval to the extent that such approval is required by any applicable law, regulatory authority or the rules of any relevant exchange.

9.4  Amendment to Part B

No amendment shall be made that would result in any provision of Part B of the Plan failing to comply with Rule 16b-3 under the Exchange Act or qualify under Section 423 of the Internal Revenue Code. In addition to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or any successor rule or provision or applicable law or regulation) the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as required.

9.5  Notification of Option Holders

The Committee shall, as soon as reasonably practicable, notify anyone adversely affected by any amendment to the Rules under this Rule 9 and explain how it affects his position under the Plan.

10.  NOTICES

10.1  Notice by Committee

Save as provided for by law and subject to Rule 10.4, any notice, document or other communication given by, or on behalf of, the Committee or to any person in connection with the Plan shall be deemed to have been duly given if delivered to him at his place of work, if he is in Relevant Employment if sent by e-mail to such e-mail address as may be specified by him from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the date of posting.

10.2  Deceased Option Holders

Save as provided for by law and subject to Rule 10.4, any notice, document or other communication so sent to an Option Holder shall be deemed to have been duly given notwithstanding that such Option Holder is then deceased (and whether or not the Committee has notice of his death) except where his personal representatives have established their title to the satisfaction of the Committee and supplied to the Committee an e-mail or postal address to which notices, documents and other communications are to be sent.

10.3  Notice to Committee

Save as provided for by law and subject to Rule 10.4, any notice, document or other communication given to the Committee in connection with the Plan shall be delivered or sent by post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Option Holders but shall not in any event be duly given unless and until it is actually received at the registered office or such e-mail or postal address and shall be deemed to have been duly given on the date of such receipt.

10.4  Option Certificate and Notice of Option

For the avoidance of doubt, the Option Certificate and Notice of Option may not be executed or delivered by e-mail or other such similar electronic communication.

11.  GOVERNING LAW AND JURISDICTION

11.1  Plan governed by English law

Subject to Rule 26.2 of Part B of the Plan the formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Option granted under it shall be governed by English law.

11.2  English courts to have jurisdiction

Subject to Rule 26.2 of Part B of the Plan the English courts shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

11.3  Jurisdiction agreement for benefit of Company

The jurisdiction agreement contained in this Rule 11 is made for the benefit of the Company only, which accordingly retains the right to bring proceedings in any other court of competent jurisdiction.

11.4  Option Holder deemed to submit to such jurisdiction

By applying to participate in the Plan, an Option Holder is deemed to have agreed to submit to such jurisdiction.

PART A	APPROVED BY HER MAJESTY’S REVENUE AND CUSTOMS UNDER THE INCOME TAX (EARNINGS AND PENSIONS) ACT 2003 ON [ ] UNDER REFERENCE [ ]

1.  INTERPRETATION

1.1  Definitions

In this Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

“Acquiring Company”	means a company (including a New Holding Company) which obtains Control of the Company in the circumstances referred to in Rule 7.1, 7.2 or 7.3 ;

“Adoption Date”	means the date on which the Plan is adopted by the Company;

“Applicant”	means an Eligible Employee who applies for the grant of an Option;

“Application”	means an application for the grant of an Option;

“Application Form”	means the form on which an application for the grant of an Option is made;

“Approval Date”	means the date on which this Part A of the Plan is approved by HM Revenue & Customs under Schedule 3;

“Associated Company”	has the meaning given to that expression by paragraph 47 of Schedule 3 or, where the context requires, paragraph 35(4) of Schedule 3;

“Bonus Date”	means

(1)	in the case of a three year Savings Contract, the earliest date on which a Standard Bonus would be payable under the Savings Contract; and

(2)	in the case of a five year Savings Contract, the earliest date on which a Standard Bonus or a Maximum Bonus would be payable under the Savings Contract, according to whether, for the purpose of determining the number of Plan Shares over which the Option linked to the Savings Contract was granted, the repayment under the Savings Contract is to be taken as including the Standard Bonus (or no bonus) or the Maximum Bonus, respectively;

“Close Company”	has the meaning given to that expression by section 989 of ITA 2007, and paragraph 11(4) of Schedule 3;

“Company”	means Innospec Inc., a Delaware corporation, being the scheme organiser for the purposes of paragraph 2(2) of Schedule 3;

“Committee”	means the Compensation Committee of the board of directors of the Company or any other duly authorized committee of the Board;

“Consortium”	has the meaning given to that word by paragraph 48(2) of Schedule 3;

“Constituent Company”	means the Company or a company which is a Subsidiary and which has been nominated by the Committee to participate in the Plan from time to time;

“Control”	has the meaning given to that word by section 995 of ITA 2007;

“Dealing Day”	means any day on which NASDAQ is open for the transaction of business;

“Eligible Employee”	means an individual who is:

(1)	an employee (other than a director) of a Constituent Company; or

(2)	a director of a Constituent Company who is contracted to work at least 25 hours per week for the Group (exclusive of meal breaks);

and who, in either case:

(i)	is not eligible solely by reason that he is a non-executive director of a Constituent Company;

(ii)	has earnings in respect of his office or employment which are (or would be if there were any) general earnings to which section 15 or 21 of ITEPA 2003 applies;

(iii)	has at the Grant Date been such a director or employee for such period, not exceeding five years, as the Committee determines for the purpose of an issue of Invitations;

(iv)	has not given or been given notice to terminate his employment within the Group; and

(v)	does not have at the Grant Date, and has not had during the preceding twelve months, a Material Interest in a Close Company which is the Company or a company which has Control of the Company or a member of a Consortium which owns the Company; or

(3)	a director (other than a non executive director) or employee of a Constituent Company nominated by the Committee to be an Eligible Employee who is not prohibited from participating in the Plan by sub paragraph (v) above;

“Employer Company”	means the Group Member which employs the Option Holder;

“Exercise Price”	means the amount per Plan Share in sterling payable on the exercise of an Option determined in accordance with Rule 4;

“Grant Date”	means the date on which an Option is granted to an Eligible Employee determined in accordance with Rule 3.3;

“Group”	means the Company and all Subsidiaries and Associated Companies of the Company and “Group Member” shall be construed accordingly;

“ITA 2007”	means the Income Tax Act 2007;

“Invitation”	means an invitation to apply for the grant of an Option issued under Rule 2.2;

“Invitation Date”	means the date on which an Invitation is issued;

“ITEPA 2003”	means the Income Tax (Earnings and Pensions) Act 2003;

“Key Feature”	means a provision of the Plan which is necessary in order to meet the requirements of Schedule 3;

“Market Value”	means

(a)	if at the relevant time Plan Shares are listed in the daily official list of any recognised investment exchange within the meaning of section 1005 of ITA 2007, the middle market quotation of a Plan Share (as derived from that list) for the Dealing Day immediately preceding the Invitation Date or, if the Committee so decides, an amount equal to the arithmetic average of the middle market quotations of a Plan Share (derived on the same basis) for the three Dealing Days immediately preceding the Invitation Date save that in either case, where the middle market quotation of a Plan Share is derived from a recognised investment exchange other than the London Stock Exchange or the New York Stock Exchange, the value must be agreed in advance with HM Revenue & Customs Shares Valuation and provided that in no case may the market value of a Plan Share be determined by reference to a Dealing Day which falls within a Proscribed Period; or

(b)	if at the relevant time Plan Shares are not so listed, the market value of a Plan Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance by the Committee with HM Revenue & Customs Shares Valuation on the Invitation Date or such earlier date or dates as may be agreed with HM Revenue & Customs;

“Material Interest”	has the meaning given to that expression by paragraphs 11 and 12 to 16 of Schedule 3;

“Maximum Bonus”	means the bonus which is payable under a five year Savings Contract, at the earliest, seven years after the starting date of the Savings Contract;

“Minimum Monthly Savings Amount”	means in relation to each Invitation, the minimum monthly saving which may be made by an Option Holder as determined by the Committee in accordance with paragraph 25(3)(b) of Schedule 3 being not less than £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus) nor more than £10 (or such other amount as may be permitted from time to time under paragraph 25(3)(b) of Schedule 3);

“NASDAQ”	means National Association of Securities Dealers Automatic Quotation system the electronic market administered by the National Association of Securities Dealers in the United States of America;

“New Holding Company”	means a company which obtains Control of the Company where 90% or more of the New Holding Company’s ordinary shares are held in substantially the same proportions by substantially the same persons who previously held the Company’s ordinary shares;

“New Option”	means an option granted by way of exchange under Rule 8.1;

“New Plan Shares”	means the shares subject to a New Option;

“Notice of Exercise”	means the notice given in respect of the exercise of an Option under Rule 5.7;

“Option”	means a right to acquire Plan Shares granted under the Plan;

“Option Certificate”	means the deed or statement under which an Option is granted in accordance with Rule 3.3;

“Option Holder”	means an individual who holds an Option or, where the context permits, his legal personal representatives;

“Participating Company”	means the Company or a Subsidiary;

“Plan Shares”	means ordinary stock in the capital of the Company (or any stock representing it) which satisfy the conditions in paragraphs 18 to 22 of Schedule 3;

“Proscribed Period”	means any period during which dealings in Plan Shares by directors is proscribed due to the existence of unpublished price sensitive information, whether by the Company’s own code on insider dealing, regulations imposed by any exchange on which the Company’s shares are traded or otherwise;

“Relevant Employment”	means employment with any Group Member;

“Reorganisation”	means any variation in the share capital of the Company, including but without limitation a capitalization issue, rights issue, rights offer or bonus issue and a sub-division, consolidation or reduction in the capital of the Company but excluding a capitalization issue in substitution for or as an alternative to a cash dividend;

“Savings Contract”	means a contract under a certified SAYE savings arrangement within the meaning of section 703 of the Income Tax (Trading and Other Income) Act 2005 which has been approved by HM Revenue & Customs for the purpose of Schedule 3;

“Schedule 3”	means Schedule 3 to ITEPA 2003;

“Specified Age”	means 65 years;

“Standard Bonus”	means the earliest bonus which is payable under a Savings Contract;

“Subsidiary”	means a company which is a subsidiary of the Company within the meaning of section 736 of the Companies Act 1985 over which the Company has Control.

2.  INVITATIONS TO APPLY FOR AND APPLICATIONS FOR, GRANT OF OPTIONS

2.1  Announcement of intention to issue Invitations by Committee

The Committee may, in its absolute discretion, resolve to issue Invitations at such time as it shall in its discretion determine provided always that an Invitation may not be issued during a Proscribed Period.

2.2  Persons to whom Invitations must be issued

If the Committee announces its intention to issue Invitations, it shall issue an Invitation to every person who is, or will on the Grant Date be, an Eligible Employee.

2.3  Documents which must accompany Invitation

An Invitation shall be accompanied by an Application Form to be used by the recipient of the Invitation to apply for the grant of the Option referred to in the Invitation and to apply to enter into a Savings Contract approved by the Committee for the purpose of that issue of Invitations and linked to the Option.

2.4  Contents of Invitation

An Invitation shall state:

2.4.1	the date, being not less than 14 nor more than 21 days after the date of issue of the Invitation, by which the recipient of the Invitation must submit an Application;

2.4.2	the Minimum Monthly Savings Amount under the Savings Contract linked to the Option referred to in the Invitation;

2.4.3	the Exercise Price under the Option referred to in the Invitation or the method by which the Exercise Price will be determined and notified to Eligible Employees;

2.4.4	the maximum permitted aggregate monthly savings contribution under the Savings Contract linked to the Option referred to in the Invitation taken together with savings contributions by the Applicant under any other savings contract linked to any other Option or option granted under any other SAYE option scheme approved by HM Revenue & Customs under Schedule 3, being the lesser of £250 (or such other amount as may be permitted from time to time under paragraph 25(3)(a) of Schedule 3) and such other amount (being a multiple of £1 and not less than £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus)) as the Committee may determine for the purpose of that issue of Invitations;

2.4.5	whether an Applicant must enter into a three year or a five year Savings Contract or may choose either;

2.4.6	whether, for the purpose of determining the number of Plan Shares over which the Option referred to in the Invitation is to be granted, the repayment under the Savings Contract linked to the Option must be taken as including the Maximum Bonus, the Standard Bonus or no bonus or whether the recipient of the Invitation may choose any of these; and

2.4.7	the maximum total number of Plan Shares, if any, set by the Committee under Rule 2.8 over which Options will be granted in response to that issue of Invitations.

Subject	to this Rule 2.4 an Invitation shall be in such form as the Committee may determine from time to time.

2.5  Contents of Application Form

An Application Form shall require an Applicant to state:

2.5.1	the monthly savings contribution (being a multiple of £1 and not less than £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus) which he wishes to make under the Savings Contract linked to the Option referred to in the Invitation;

2.5.2	that his proposed monthly savings contribution, when added to any monthly savings contributions then being made by him under any other Savings Contract linked to an Option or to an option granted under any other SAYE option scheme approved by HM Revenue & Customs under Schedule 3, will not exceed the maximum permitted aggregate monthly savings contribution specified in the Invitation;

2.5.3	where appropriate, whether he wishes to enter into a three or five year Savings Contract, and, in the case of a five year Savings Contract, whether he wishes it to be linked to the Maximum Bonus or the Standard Bonus; and

2.5.4	where appropriate, whether, for the purpose of determining the number of Plan Shares over which the Option referred to in the Invitation is to be granted, he wishes the repayment under the Savings Contract linked to the Option to be taken as including a bonus or no bonus;

and shall authorize the Committee to enter on the Application Form, on behalf of the Applicant, such monthly savings contribution, not exceeding the maximum stated on the Application Form, or as the Committee determines under Rule 3.6.

Subject to this Rule 2.5 an Application Form shall be in such form as the Committee may determine from time to time.

2.6  Number of Plan Shares applied for in Application

An Application shall be deemed to be for the grant of an Option over the maximum whole number of Plan Shares which may be acquired at the Exercise Price out of the expected repayment (including any bonus where permitted under Rule 2.4.6 and requested by the Applicant pursuant to Rule 2.5.4) under the Savings Contract linked to the Option at the applicable Bonus Date.

2.7  Making of Applications

The recipient of an Invitation who wishes to apply for the grant of the Option referred to in the Invitation shall submit to the Committee, within the period specified in the Invitation, a duly completed Application Form.

2.8  Power to Set Limit

The Committee may, in its absolute discretion, from time to time set a maximum limit on the total number of Plan Shares which may be placed under Option under the Plan in response to an issue of Invitations (but no such limit shall invalidate any Option granted prior to such limit being set).

3.  GRANT OF OPTIONS

3.1  Options granted by Company

The Company may from time to time grant Options to Eligible Employees.

3.2  Persons to whom Options must be granted

The Committee shall grant the Option referred to in each Invitation in respect of which the Committee has received a valid Application and, where Rule 3.6.4 applies, which has been selected by lot.

3.3  Procedure for grant of Options and Grant Date

The Committee shall grant an Option by passing a resolution. The Grant Date shall be the date on which the Committee passes the resolution or such later date as is specified in the resolution and allowed by Rules 3.7 and 3.8. The grant of an Option or Options shall be evidenced by a deed executed by or on behalf of the Committee.

The deed or a statement providing details of the grant shall be issued to each Applicant who has been granted an Option as soon as reasonably practicable following the grant of the Option.

3.4  Contents of Option Certificate

An Option Certificate shall state:

3.4.1	the Grant Date;

3.4.2	the number of Plan Shares subject to the Option;

3.4.3	the Exercise Price; and

3.4.4	the Bonus Date, being the date on which the Option will ordinarily become exercisable.

Subject thereto, an Option Certificate shall be in such form as the Committee may determine from time to time.

3.5  Number of Plan Shares over which Options granted

An Option shall be granted over the number of Plan Shares for which the Applicant is deemed under Rule 2.6 or 3.6, as appropriate, to have applied.

3.6  Scaling down of Applications

If the Committee receives Applications for the grant of Options over a number of Plan Shares in excess of any of the limits in Rule 2.8, it shall, to the extent necessary to eliminate the excess, take the following steps in the following order or such other steps as it may agree in advance with HM Revenue & Customs:

3.6.1	first, for the purpose of determining the number of Plan Shares over which the Option referred to in an Invitation is to be granted, it shall take the repayment under the Savings Contract linked to the Option as including the Standard Bonus instead of the Maximum Bonus;

3.6.2	secondly, it shall take the repayment under the Savings Contract linked to the Option as including no bonus instead of the Standard Bonus;

3.6.3	thirdly, it shall reduce pro rata the excess over £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus), or such greater amount as the Committee may determine, of the monthly savings contribution selected by each Applicant;

3.6.4	fourthly, it shall select Applications by lot and each Application shall be deemed to be for a monthly savings contribution of £5 (or such other minimum savings amount specified from time to time by HM Treasury in their Save-As-You-Earn prospectus) only with the repayment under the Savings Contract linked to the Option taken as including no bonus.

Each Application shall be deemed to have been withdrawn or amended accordingly and the Committee shall amend each Application Form to reflect any reduction in the bonus or the monthly savings contribution resulting therefrom.

For the purpose of applying this Rule 3.6, if an Applicant has made multiple Applications, the Applications shall be treated as a single Application and the monthly savings contributions applied for in the Applications shall be aggregated.

3.7  Period allowed for grant of Options

An Option may be granted only during the period of thirty days beginning on the earliest of the dates referred to in the definition of “Market Value” and used for the purpose of determining the Exercise Price or, if Rule 3.6 applies, during the period of forty two days beginning on the earliest of such dates.

3.8  Duration of Plan

An Option may not be granted:

3.8.1	earlier than the Approval Date; nor

3.8.2	more than ten years after the Adoption Date.

3.9  Persons to whom Options may be granted

The Committee may not grant an Option to an individual who is not an Eligible Employee on the Grant Date.

3.10  Options non-transferable

An Option shall be personal to the Eligible Employee to whom it is granted and, subject to Rule 6.1, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Option Holder purports to transfer, charge or otherwise alienate the Option.

4.  EXERCISE PRICE

The Exercise Price shall be determined by the Committee and may be any price but shall not be less than the higher of:

(a)	eighty percent of the Market Value of a Plan Share expressed in sterling using the closing rate for the conversion of US dollars into sterling as published in the Wall Street Journal on the relevant Invitation Date (or in any other newspaper approved by HM Revenue & Customs for this purpose); and

(b)	in the case of any Option which will be satisfied by the issue of new shares the nominal value of a Plan Share.

5.  EXERCISE OF OPTIONS

5.1  Earliest date for exercise of Options

Subject to Rules 6 and 7, an Option may not be exercised before the Bonus Date.

5.2  Latest date for exercise of Options

Subject to Rule 6.1, an Option may not be exercised more than six months after the Bonus Date and if not exercised by that date shall lapse immediately.

5.3  Persons who may exercise Options

Subject to Rule 6, an Option may be exercised only while the Option Holder is in Relevant Employment and if an Option Holder ceases to be in Relevant Employment, any Option granted to him shall lapse immediately. This Rule 5.3 shall apply where the Option Holder ceases to be in Relevant Employment in any circumstances (including, in particular, but not by way of limitation, where the Option Holder is dismissed unfairly, wrongfully, in breach of contract or otherwise).

5.4  Material Interest

An Option may not be exercised if the Option Holder then has, or has had within the preceding twelve months, a Material Interest in a Close Company which is the Company or which is a company which has Control of the Company or which is a member of a Consortium which owns the Company.

5.5  Number of Plan Shares acquired on exercise of Options

The number of Plan Shares which may be acquired on the exercise of an Option shall be limited to the maximum whole number which may be acquired at the Exercise Price out of the repayment (including any interest or bonus that has been taken into account in determining the number of Plan Shares over which the Option was granted) received by the Option Holder under the Savings Contract linked to the Option.

5.6  Options may be exercised in whole or in part

An Option may, to the extent it has become exercisable, be exercised in whole or in part. If exercised in part, the unexercised part of the Option shall lapse.

5.7  Procedure for exercise of Options

5.7.1	An Option shall be exercised by the Option Holder delivering to the Committee a duly completed Notice of Exercise in the form from time to time prescribed by the Committee, specifying the number of Plan Shares in respect of which the Option is being exercised, and accompanied by evidence of the termination of the Savings Contract linked to the Option, payment in full for the Plan Shares (which shall not exceed the repayment, including any interest or bonus, received by the Option Holder under the linked Savings Contract) and, if available, the Option Certificate. Such payment may be made by the Option Holder or by the bank or building society with which the Savings Contract was made.

5.7.2	If payment is made by cheque and the cheque fails to clear the Option shall be deemed never to have been exercised.

5.8  Issue or transfer of Plan Shares on exercise of Options

Subject to any necessary consents and to compliance by the Option Holder with the Rules, the Committee shall, as soon as reasonably practicable and in any event not later than thirty days after the date of exercise of the Option, issue or transfer to the Option Holder, or procure the issue or transfer to the Option Holder of, the number of Plan Shares specified in the Notice of Exercise and shall deliver or procure the delivery to the Option Holder of a definitive share certificate in respect of such Plan Shares.

5.9  Amount of repayment under Savings Contract

For the purpose of Rules 5.5 and 5.7, the repayment received under a Savings Contract shall exclude the repayment of any contribution the due date for payment of which falls after any date on which the Option Holder ceases to be in Relevant Employment.

6.  EXERCISE OF OPTIONS IN SPECIAL CIRCUMSTANCES

6.1  Death

Notwithstanding Rules 5.1, 5.2 and 5.3, if an Option Holder dies before the Bonus Date, his personal representatives shall be entitled to exercise his Options at any time during the twelve month period after his death. If not so exercised, the Options shall lapse immediately.

Notwithstanding Rules 5.2 and 5.3, if an Option Holder dies during the period of six months after the Bonus Date, his personal representatives shall be entitled to exercise his Options at any time during the twelve month period after the Bonus Date. If not so exercised, the Options shall lapse immediately.

6.2  Injury, disability, redundancy, retirement etc

Subject to Rule 6.5, notwithstanding Rules 5.1 and 5.3, if an Option Holder ceases to be in Relevant Employment by reason of:

6.2.1	injury or disability;

6.2.2	redundancy within the meaning of the Employment Rights Act 1996;

6.2.3	retirement on or after reaching the Specified Age or any other age at which he is bound to retire under the terms of his contract of employment;

6.2.4	his office or employment ceasing to be a Relevant Employment because

6.2.4.1	it is in a company which ceases to be a member of the Group; or

6.2.4.2	it relates to a business or part of a business which is transferred to a person, who is not a member of the Group,

he shall be entitled to exercise his Options at any time during the period of six months after the date he ceases to be in Relevant Employment except that in the case of cessation of employment by reason of a circumstance within Rules 6.2.1, 6.2.2 or 6.2.3 occurring within the six month period after an event to which Rule 6.2.4 applied he shall be entitled to exercise his Options within the six month period after such cessation of employment. If not so exercised, the Options shall lapse immediately.

6.3  Specified Age

If an Option Holder continues to be employed after the date on which he reaches the Specified Age, he shall be entitled to exercise his Options at any time during the six month period thereafter. If not so exercised, the Options shall not lapse but shall be exercisable or not, as the case may be, in accordance with the rules of the Plan.

6.4  Other special circumstances

If an Option Holder ceases to be in Relevant Employment for a reason other than those referred to in Rules 6.1 and 6.2 and within three years after the Grant Date, the Option shall lapse immediately.

If an Option Holder ceases to be in Relevant Employment for a reason other than those referred to in Rules 6.1 and 6.2 and more than three years after the Grant Date, he shall be entitled to exercise the Option at any time during the six month period thereafter. If not so exercised, the Option shall lapse immediately.

6.5  Office or employment in Group Company

If, at the relevant Bonus Date, an Option Holder holds an office or employment in a company which is not a Constituent Company but which is a member of the Group he shall be entitled to exercise his Options at any time during the six month period thereafter.

6.6  Termination of Savings Contract

If an Option Holder gives, or is deemed under the terms of his Savings Contract to have given, notice that he intends to cease paying contributions under his Savings Contract, the Option linked to the Savings Contract shall lapse immediately unless the Option has already become exercisable in accordance with the rules of the Plan.

6.7  Meaning of ceasing to be in Relevant Employment

For the purpose of Rules 5.3, 6.2, 6.4, and 9.1.2, an Option Holder shall not be treated as ceasing to be in Relevant Employment until he no longer holds any office or employment with a member of the Group.

6.8  Interaction of Rules

6.8.1	If an Option has become exercisable under Rule 6.2 or 6.3 and, during the period allowed for the exercise of the Option under Rule 6.2 or 6.3, the Option Holder dies, the period allowed for the exercise of the Option shall be the period allowed by Rule 6.1.

6.8.2	If an Option has become exercisable under Rule 6 and, during the period allowed for the exercise of the Option under Rule 6, the Option becomes exercisable under Rule 7 also (or vice versa), the period allowed for the exercise of the Option shall be the first to determine of the period allowed by Rule 6 and the period allowed by Rule 7.

7.  TAKE-OVER, RECONSTRUCTION, AMALGAMATION OR WINDING-UP OF COMPANY

7.1  General offer for, or acquisition of, Company

Notwithstanding Rule 5.1, if a person other than a New Holding Company obtains Control of the Company as a result of:

7.1.1	making a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

7.1.2	making a general offer to acquire all the shares in the Company of the same class as the Plan Shares

(in either case, other than any shares already held by him or a person acting in concert with him) all Options may be exercised, subject to Rule 7.2, at any time during the period of six months beginning with the time when the person making the offer or proposed acquisition (as the case may be) has obtained Control of the Company and any condition subject to which the offer or proposed acquisition is made has been satisfied. If not so exercised, the Options shall lapse at the expiry of the six month period.

7.2  Compulsory acquisition of Company

Notwithstanding Rule 5.1, if a person becomes entitled or bound to acquire shares in the Company under sections 979 and 983 of the Companies Act 2006 (or legislation which HM Revenue & Customs has agreed is equivalent to the same), all Options may be exercised at any time during the period beginning with the date the person serves a notice under section 979 and ending seven clear days before the date on which the person ceases to be entitled to serve such a notice. If not so exercised, the Options shall cease to be exercisable and shall lapse when the person ceases to be entitled to serve such a notice.

7.3  Reconstruction or amalgamation of Company

Notwithstanding Rule 5.1, if, under section 425 of the Companies Act 1985 (or legislation which HM Revenue & Customs has agreed is equivalent to the same), the Court sanctions a compromise or arrangement proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, all Options may be exercised within six months of the court sanctioning the compromise or arrangement. Any Option not so exercised shall cease to be exercisable and shall lapse at the end of such six month period.

7.4  Winding-up of Company

If the Company passes a resolution for voluntary winding-up all Options may be exercised within the following six months. Any Option not so exercised shall cease to be exercisable and shall lapse at the end of such six month period.

7.5  Shares subject to Options ceasing to be Plan Shares

If the shares subject to an Option cease to satisfy the conditions in paragraphs 18 to 22 of Schedule 3:

7.5.1	the definition of “Plan Shares” shall be amended by the deletion of the words “which satisfy the conditions in paragraphs 18 to 22 of Schedule 3”;

7.5.2	the Committee shall, as soon as reasonably practicable, notify HM Revenue & Customs;

7.5.3	the Option shall continue to exist and shall continue to be entitled to exemptions from income tax applying to an SAYE option scheme approved under Schedule 3 subject to any determination by HM Revenue & Customs under paragraph 42 of Schedule 3; and

7.5.4	the Plan shall continue to exist but, if HM Revenue & Customs withdraws approval of the Plan under Schedule 3, as a non HM Revenue & Customs approved plan.

7.6  Meaning of “obtains Control of the Company”

For the purpose of Rule 7, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

7.7  Notification of Option Holders

The Committee shall, as soon as reasonably practicable, notify each Option Holder of the occurrence of any of the events referred to in this Rule and explain how this affects his position under the Plan.

8.  EXCHANGE OF OPTIONS

8.1  Exchange of Options

If the person referred to in Rules 7.1, 7.2 or 7.3, including a New Holding Company is a company, an Option Holder may, at any time during the period set out in Rule 8.2, by agreement with the Acquiring Company, release his Option in consideration of the grant to him of a new option which is equivalent to the Option but which relates to shares in:

8.1.1	the Acquiring Company; or

8.1.2	a company which has Control of the Acquiring Company; or

8.1.3	a company which either is, or has Control of, a company which is a member of a Consortium which owns either the Acquiring Company or a company having Control of the Acquiring Company.

8.2  Period allowed for exchange of Options

The period referred to in Rule 8.1 is:

8.2.1	where Rule 7.1 applies or would apply if the reference in that Rule to “person” was read as “person including a New Holding Company”, the period referred to in that Rule;

8.2.2	where Rule 7.2 applies, the period during which the Acquiring Company remains so entitled or bound; and

8.2.3	where Rule 7.3 applies, the period of six months beginning with the time when the court sanctions the compromise or arrangement.

If the Option Holder does not release the Option within the relevant period referred to in this Rule 8.2, the Option shall lapse at the expiry of such relevant period.

8.3  Meaning of “equivalent”

The New Option shall not be regarded for the purpose of this Rule 8 as equivalent to the Option unless:

8.3.1	the New Plan Shares satisfy the conditions in paragraphs 18 to 22 of Schedule 3; and

8.3.2	the total market value, immediately before the release of the Option, of the Plan Shares which were subject to the Option is equal to the total market value, immediately after the grant of the New Option, of the New Plan Shares subject to the New Option (market value being determined for this purpose in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992); and

8.3.3	the total amount payable by the Option Holder for the acquisition of the New Plan Shares under the New Option is equal to the total amount that would have been payable by the Option Holder for the acquisition of the Plan Shares under the Option.

8.4  Grant Date of New Option

The Grant Date of the New Option shall be deemed to be the same as the Grant Date of the Option.

8.5  Application of Plan to New Option

In the application of the Plan to the New Option, where appropriate, references to “Company” and “Plan Shares” shall be read as if they were references to the company to whose shares the New Option relates and the New Plan Shares, respectively, save that in the definition of “Committee” the reference to “Company” shall be read as if it were a reference to Innospec.

9.  LAPSE OF OPTIONS

An Option shall lapse on the earliest of:

9.1.1	subject to Rule 6.1, six months after the Bonus Date;

9.1.2	subject to Rules 6.1, 6.2 and 6.4, the Option Holder ceasing to be in Relevant Employment;

9.1.3	the date on which it is provided that the Option shall lapse under Rules 6.1, 6.2 and 6.4 and 7.1 to 7.4;

9.1.4	the date on which a resolution is passed or an order is made by the court for the compulsory winding-up of the Company;

9.1.5	the date on which the Option Holder becomes bankrupt or enters into a compromise with his creditors generally; and

9.1.6	the date on which the Option Holder purports to transfer, charge or otherwise alienate the Option;

9.1.7	before an Option has become capable of being exercised, the Option Holder giving notice that he intends to stop paying monthly contributions, or being deemed under the terms of the Savings Contract to have given such notice or making an application for the repayment of his aggregate monthly contributions.

10.  ADJUSTMENT OF OPTIONS ON REORGANISATION

10.1  Power to adjust Options

Subject to Rule 10.5, in the event of a Reorganisation, the number of Plan Shares subject to an Option, the description of the Plan Shares, the Exercise Price, or any one or more of these as necessary, shall automatically be adjusted to take account of such Reorganisation.

10.2  Exercise Price

Subject to Rule 10.3, no adjustment shall be made to the Exercise Price which would result in the Plan Shares subject to an Option being issued directly to the Option Holder at a price per Plan Share lower than the nominal value of a Plan Share and, if an adjustment would so result, the Exercise Price shall be the nominal value of a Plan Share.

10.3  Capitalization of reserves

Notwithstanding Rule 10.2, an adjustment may be made which would result in the Plan Shares subject to an Option being issued at a price per Plan Share lower than the nominal value of a Plan Share if and to the extent that the Committee is authorized to capitalise from the Company’s reserves a sum equal to the amount by which the aggregate nominal value of the Plan Shares subject to the Options which are adjusted exceeds the aggregate adjusted Exercise Price under such Options. If such an adjustment is made, on the subsequent exercise of the Option, the Committee shall capitalise such sum and apply the sum in paying up such excess.

10.4  Notification of Option Holders

The Committee shall, as soon as reasonably practicable, notify each Option Holder of any adjustment made under this Rule 10 and explain how this affects his position under the Plan. The Committee may call in for endorsement or cancellation and re-issue any Option Certificate in order to take account of such adjustment.

10.5  HM Revenue & Customs approval

An adjustment shall not have effect until the adjustment has been approved by HM Revenue & Customs.

11.  AMENDMENT OF PLAN

11.1  Power to amend Plan prior to HM Revenue & Customs approval

Prior to HM Revenue & Customs approval of this Part A of the Plan under Schedule 3, the Committee may make such amendments to the Rules as may be necessary or desirable in order to obtain such approval.

11.2  Power to amend Plan after HM Revenue & Customs approval

After HM Revenue & Customs approval of the Plan under Schedule 3, the Committee may from time to time amend the rules of the Plan, save that an amendment to a Key Feature of the Plan shall not have effect at a time when the Plan is approved by HM Revenue & Customs, until the amendment has been approved by HM Revenue & Customs under Schedule 3.

PART B	INTENDED TO BE TAX QUALIFIED FOR EMPLOYEES RESIDENT IN ANY STATE IN THE UNITED STATES OF AMERICA

1.  PURPOSE

It is the intention of the Company to have this Part B of the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the United States Internal Revenue Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirement of that section of the Code.

2.  DEFINITIONS

For the purposes of this Part B the following words shall have the following meanings:

“Code”	means the Internal Revenue Code of 1986, as amended;

“Committee”	means the Compensation Committee of the board of directors of the Company or any other duly authorized committee of the Board;

“Common Stock”	means the common stock of the Company;

“Company”	means Innospec Inc., a Delaware corporation;

“Compensation”	means an Employee’s compensation received by an Employee from the Company or a Designated Subsidiary including, but without limitation, the regular wages (i.e. base pay), overtime, and commissions, paid to an Employee, but excluding bonuses and other incentive compensation, disability pay, workers compensation, severance pay, service related cash awards, any amounts which constitute tax gross-ups of taxable amounts, and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary provided that the Committee may amend the definition of Compensation for any Offering Period prior to the commencement of such Offering Period;

“Contributions”	means all amounts credited to the account of a participant pursuant to the Plan excluding interest;

“Corporate Transaction”	means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation;

“Designated Broker”	means a stock brokerage or other firm or body (including any internal function of the Company) designated by the Committee for the purposes of the Plan;

“Designated Subsidiaries”	means the Subsidiaries that have been designated by the Committee from time to time in its sole discretion as eligible to participate in this Part B of the Plan;

“Employee”	means any person, including an Officer, who is an Employee of the Company and its Designated Subsidiaries for US tax purposes;

“Exchange Act”	means the Securities Exchange Act of 1934, as amended;

“Fair Market Value”	means with respect to any date that the Common Stock is listed on a national securities exchange or quoted in an inter-dealer quotation system the middle market quotation of the Stock on that date as reported in the Wall Street Journal (or other reporting service approved by the Committee); provided, however, that with respect to any day on which the markets are closed, “Fair Market Value” for that day shall mean the middle market quotation of the Stock as reported in the Wall Street Journal (or other reporting service approved by the Committee) on the next trading day, and further provided that with respect to Common Stock that is not listed on a national securities exchange or quoted in an inter-dealer quotation system and the Fair Market Value of such Common Stock shall be determined in good faith by such methods or procedures as shall be established from time to time by the Committee;

“Offering Date”	means the first business day of each Offering Period of the Plan;

“Offering Period”	means, unless amended pursuant to Rules 4 and 19 hereof, a set period of time, with start and end date(s) to be determined by the Committee. The Committee shall conduct each Offering Period in compliance with Section 423 of the Code. The terms and conditions of each Offering Period need not be identical but each shall include through incorporation the provisions of this Plan;

“Officer”	means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and rules and regulations promulgated thereunder;

“Purchase Date”	means the last trading day of each Offering Period of the Plan;

“Purchase Price”	means the price at which Shares may be purchased hereunder and shall be an amount equal to not less than eighty five percent (85%) of the Fair Market Value of the Shares on the first day of the relevant Offering Period;

“Rules”	means unless the context otherwise requires the Rules of this Part B of the Plan;

“Share”	means a share of Common Stock, as adjusted in accordance with Rule 18;

“Subsidiary”	means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.  ELIGIBILITY

3.1  General eligibility

Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under this Part B of the Plan, subject to the requirements of Rule 5.1 and the limitations imposed by Section 423(b) of the Code.

3.2  Limits on eligibility

Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under this Part B of the Plan if:

3.2.1	immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or

3.2.2	such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate where the Fair Market Value of such stock (determined at the time such option is granted) would exceed Twenty-Five Thousand Dollars ($25,000) for each calendar year in which such option is outstanding at any time (or such other limit as shall be prescribed by the Code from time to time).

4.  OFFERING PERIODS

This Part B of the Plan shall be implemented by a series of Offering Periods and shall continue until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval.

5.  PARTICIPATION

5.1  Enrolment

An eligible Employee may become a participant in this Part B of the Plan by completing a subscription agreement and any other required documents (“Enrolment Documents”) provided by the Company and submitting them to the Designated Broker by 4:00 p.m. Eastern Time on the 20th of the month prior to the applicable Offering Date, unless a different time for submission of the Enrolment Documents is set by the Committee. The Enrolment Documents and their submission may be electronic, as directed by the Company. The Enrolment Documents shall set forth the percentage or dollar amount of the participant’s Compensation (subject to Rule 6.1 below) to be paid as Contributions pursuant to the Plan.

5.2  Payroll deductions

Payroll deductions shall commence on the first payroll paid after the Offering Date and shall end not later than the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrolment Documents are applicable, unless sooner terminated by the participant pursuant to Rule 6.2.

6.  METHOD OF PAYMENT CONTRIBUTIONS

6.1  Level of contribution

A participant shall elect to have payroll deductions made on each payday during the Offering Period, not to exceed such amount as the Committee may specify for the purposes of the relevant Offering Period, either in:

6.1.1	an amount not less than one percent (1%) and not more than one hundred percent (100%) of Compensation in whole percentages; or

6.1.2	a specified dollar amount in ten-dollar increments of such participant’s Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account;

6.1.3	provided that with respect to an election made pursuant to either Rule 6.1.1 or Rule 6.1.2 such election must be administratively feasible.

6.2  Right to terminate deductions

6.2.1	At any time during an Offering Period, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering Period by delivering to the Company a notice of withdrawal in such form as the Company may provide and such withdrawal may be elected at any time prior to the end of the Offering Period, except as set forth in the Enrolment Documents.

6.2.2	Upon withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the participant) during the Offering Period, with interest (unless otherwise specified in the Enrolment Documents), and such participant’s participation in that Offering Period shall be automatically terminated.

6.2.3	Withdrawal during an Offering Period shall have no effect upon such Employee’s eligibility to participate in any other Offering Periods, but such Employee shall be required to deliver new Enrolment Documents in order to participate in subsequent Offering Periods no later than 4:00 p.m. Eastern Time on the 20th of the month prior to the applicable Offering Date, unless a different time for submission of the Enrolment Documents is set by the Committee.

6.3  Right to change deductions

A participant may elect to increase or decrease the rate or amount of his or her Contributions with respect to the next Offering Period by completing and filing with the Company new Enrolment Documents authorizing a change in the payroll rate. An increase or decrease (other than a discontinuance of Contributions) in the rate or amount of a participant’s Contribution shall be effective at the beginning of the next Offering Period. The new Enrolment Documents for increasing or decreasing Contributions (other than a discontinuance) must be completed and received by 4:00 p.m. Eastern Time on the 20th of the month prior to the applicable Offering Date, unless a different time for submission of the Enrolment Documents is set by the Committee. If the election is not timely filed, the election will become effective as of the beginning of the next Offering Period.

6.4  Code limit

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b) (8) of the Code and Rule 3.2 herein, an Employee’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%.

6.5  Elections

The Committee will establish procedures for all elections hereunder.

7.  GRANT OF OPTION

On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the applicable Purchase Date a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; subject to any adjustment pursuant to Rule 18 below, and provided further that such purchase shall be subject to the limitations set forth in Rules 3.1 and 13.

8.  EXERCISE OF OPTION

Prior to the end of each Offering Period, each participant will be contacted and asked to confirm his or her intent to exercise his or her option. Upon confirmation, the participant’s option for the purchase of Shares will be exercised automatically on the Purchase Date of each Offering Period and the maximum number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her. If a participant chooses not to exercise his or her option in the Plan, the participant will have his or her contributions returned with interest (unless otherwise specified in the Enrolment Documents). If a participant fails to respond to the request, the contributions will be returned with interest (unless otherwise specified in the Enrolment Documents) at the close of the Offering Period.

9.  DELIVERY

As promptly as practicable after a Purchase Date the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Designated Broker. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan shall be returned to the participant with interest (unless otherwise specified in the Enrolment Documents) as soon as administratively feasible.

10.  WITHDRAWAL OF SHARES

At anytime following thirty (30) days from the Purchase Date of Shares, a participant may withdraw all or any number of whole Shares credited to his or her account on that Purchase Date by directing the Designated Broker to cause his or her Shares to be:

10.1	issued as certificates in the participant’s name;

10.2	sold with the net proceeds (less applicable commissions and other charges) distributed in cash to the participant; or

10.3	transferred to another brokerage account of the participant provided that no participant may make any withdrawal in the manner specified by this Rule 10.3 unless such withdrawal complies with the terms and provisions of the Statement of Corporate Policy: Trading in Innospec Inc. Stock.

11.  TERMINATION OF EMPLOYMENT

11.1  Special Circumstances

If a participant ceases to be an Employee prior to the Purchase Date of an Offering Period by reason of:

11.1.1	the participant’s death;

11.1.2	injury, disability;

11.1.3	redundancy; or

11.1.4	retirement on or after the age at which he is bound to retire under the terms of his contract of employment the participant (or his personal representatives in the case of his death) may exercise his options within a period of three months following the date on which he ceases to be an Employee provided that:

11.1.5	the participant may only exercise his options using the accumulated Contributions in his account (excluding any interest) at the date of cessation; and

11.1.6	in no circumstances can an option be exercised after the Purchase Date.

11.2  Leavers—general

If a participant ceases to be an Employee for any reason other than those in Rule 11.1, or if an Employee ceases to be an Employee in the circumstances in Rule 11.1 and chooses not to exercise his option, the Contributions credited to his account will be refunded to the Employee or his beneficiary or estate as the case may be, through normal payroll processing as soon as administratively practicable following such termination.

12.  INTEREST

Any interest which shall accrue on the Contributions of a participant in the Plan:

12.1	shall be disregarded on the exercise of an option in determining the maximum number of Shares that may be purchased on the Purchase Date; and

12.2	shall be included in any repayment of Contributions to a participant.

13.  STOCK

13.1  Plan limit

Subject to adjustment as provided in Rule 18, the maximum number of Shares that shall be made available for sale under the Plan (including this Part B) shall be 750,000. If the Committee determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed:

13.1.1	the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period; or

13.1.2	the number of Shares available for sale under the Plan on such Purchase Date,

the Committee shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable, and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and may continue the Plan as then in effect, or terminate the Plan pursuant to Rule 19 below. The Committee may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

13.2  Rights in shares

A participant shall have no interest or voting rights in Shares covered by his or her option until such Option has been exercised. A participant shall not be deemed holder of, or have any of the rights of a holder with respect to Shares subject to options under this Plan unless and until the participant’s Shares acquired upon exercise of such options are recorded in the books of the Company (or its transfer agent).

13.3  Registration of shares

Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

14.  DESIGNATION OF BENEFICIARY

14.1  Designation

The Company may, in its sole discretion, permit a participant to designate (in such form as it shall permit) a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, if so permitted by the Committee, a participant may designate a beneficiary who is to receive any Shares from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

14.2  Changing designation

Such designation of beneficiary may be changed by the participant and his or her spouse (if any) at any time by submission of the required notice which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TRANSFERABILITY

Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Rule 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Rule 6.2.

16.  USE OF FUNDS

Any Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.  REPORTS

Individual accounts will be maintained for each participant in the Plan. Statements of accounts will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS

18.1  Adjustment

Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, “Reserves”), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares set forth in Rule 13.1, and the price per Share of each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

18.2  Corporate transaction—general

In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee.

18.3  Corporate transaction—existing options

In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (“New Purchase Date”), as of which date any Offering Period then in progress will terminate.

18.4  New purchase date

The New Purchase Date shall be on or before the date of consummation of the transaction and the Committee shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically (subject to Rule 8) on the New Purchase Date, unless prior to such date he has withdrawn from the Offering Period as provided in Rule 6.2.

18.5  Deemed assumption of rights

For purposes of this Rule 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Rule 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent corporation (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

18.6  Adjusting reserves

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the Purchase Price of each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights, offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

19.  AMENDMENT OR TERMINATION

19.1  General power to amend

The Committee may at any time and for any reason terminate or amend this Part B of the Plan. Except as provided in Rule 18, no such termination may affect options previously granted, provided that this Part B of the Plan or an Offering Period may be terminated by the Committee on a Purchase Date or by the Committee’s setting a new Purchase Date with respect to an Offering Period then in progress if the Committee determines that termination of this Part B of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of this Part B of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the Effective Date in the generally accepted accounting rules applicable to the Plan.

19.2  Existing options unaffected

Except as provided in Rule 18 and in this Rule 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant.

19.3  Stockholder approval

To the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

19.4  Matters not requiring stockholder approval

Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than US dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.

20.  CONDITIONS UPON ISSUANCE OF SHARES

20.1  Compliance with applicable laws

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

20.2  Representation of intention

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

21.  TERM OF PLAN

The term of this Part B of the Plan shall be ten (10) years from the Effective Date unless sooner terminated under Rule 19.

22.  ADDITIONAL RESTRICTIONS OF RULE 16b-3

The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

23.  MISCELLANEOUS

23.1  Employment status

The Plan and Enrolment Documents do not constitute an employment contract. Nothing in this Plan or Enrolment Documents shall in any way alter the at-will nature of a participant’s employment or be deemed to create in any way whatsoever any obligation on part of any participant to continue in the employ of the Company or Designated Subsidiaries, or on part of the Company or Designated Subsidiary to continue the employment of the participant.

23.2  Governing law

The validity, construction and effect of this Part B of the Plan, Rules 1 to 11 of the introduction to the Plan in respect of their application to any option granted under this Part B of the Plan, any rules and regulations relating to the Plan and any option granted hereunder shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

24.  SECTION 409A OF THE CODE

This Plan is not intended to be a deferred compensation plan as defined under Section 409A of the Code and any guidance issued thereunder (“Section 409A Standards”). Notwithstanding the foregoing, to the extent that this Plan and or options granted under this Plan at any time become subject to Section 409A Standards, the Committee shall have the authority to amend the Plan in order to comply with Section 409A Standards, and the Plan and all options exercised pursuant to the Plan shall be effected, interpreted, and applied in a manner consistent with the 409A Standards. To the extent that options exercised under the Plan become subject to 409A Standards and such options granted under the Plan subject any participant to gross income inclusion, interest, or additional tax pursuant to, or would be prohibited by, Code Section 409A, those terms are to that extent superseded by the applicable Section 409A Standards.

PART C	NOT INTENDED TO BE TAX APPROVED OR TAX QUALIFIED. NOT FOR AWARDS TO US TAX RESIDENTS

On each occasion that the Committee resolves to grant Options under this Part C the provisions in Part A shall apply to such Options as modified by this Part C.

1.  INTERPRETATION

1.1  Definitions

In this Part C of the Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

“Conversion Rate”	means on any given day, the closing rate for US dollars purchased with the Relevant Currency on the last preceding Dealing Day as published in the Wall Street Journal (or other reporting service approved by the Committee );

“Eligible Employee”	means a director (other than a non-executive director) or employee of the Company or a Subsidiary who is nominated by the Committee;

“Exercise Date”	means the third anniversary of the Date of Grant or if the Committee shall determine on or before the Date of Grant of an Option the Exercise Date may be deferred by one month for every occasion on which an Option Holder fails to make a Monthly Contribution provided that the Exercise Date shall never be later than 42 months after the Date of Grant;

“Individual Share Limit”	means in relation to any Option the amount of the Notional Dollar Repayment Value divided by the Exercise Price;

“Minimum Monthly Contribution”	means in relation to each Invitation the minimum Monthly Contribution (if any) expressed in the Relevant Currency which may be made by an Option Holder as determined by the Committee;

“Monthly Contribution”	means in relation to any Eligible Employee the fixed amount in Relevant Currency of each of the 36 monthly savings contributions which the Eligible Employee undertakes to make by submitting an Application;

“Notional Dollar Repayment Value”	means in relation to any application for the grant of an Option the aggregate amount in US dollars (converted from the Relevant Currency using the Conversion Rate on the Invitation Date) of 36 Monthly Contributions (or such other number as the Committee may determine prior to any Invitation);

“Relevant Currency”	means in respect of an Eligible Employee the currency in which they make (or propose to make) Monthly Contributions for the purposes of the Plan;

“Savings”	means at any time the aggregate amount of an Option Holder’s monthly savings contributions held by the Savings Body together with any interest accrued on the same;

“Savings Body”	means the financial institution approved by the Committee to hold Savings for the purposes of this Part C of the Plan.

1.2  Interpretation

Words not otherwise defined in this Part C shall have the meanings given to them in Part A of the Plan.

2.  INVITATIONS AND GRANT OF OPTIONS

2.1  Invitations

Rule 2 of Part A of the Plan shall apply to this Part C subject to the following modifications:

2.1.1	Rules 2.4.4 to 2.4.6 shall not apply;

2.1.2	the Invitation shall specify the maximum Monthly Contribution in the Relevant Currency;

2.1.3	an Eligible Employee may only elect to make 36 Monthly Contributions;

2.1.4	Rule 2.5 shall not apply and the Application shall be in such form as the Committee may determine from time to time;

2.1.5	Rule 2.6 shall not apply and an Application shall be deemed to be for the grant of an Option over the maximum whole number of Plan Shares which may be acquired at the Exercise Price out of the Notional Dollar Repayment Value.

2.2  Grant of Options

Rule 3 of Part A shall apply subject to the following modifications:

2.2.1	any reference to HM Revenue & Customs shall be disregarded;

2.2.2	the maximum number of Plan Shares in respect of which an Option can be granted in response to an Application shall not in any event exceed the Individual Share Limit;

2.2.3	in Rule 3.4.4 the reference to the Bonus Date shall be construed as a reference to the Exercise Date;

2.2.4	Rule 3.6.1 shall not apply and Rule 3.6.2 shall be replaced by the following:

“firstly, it shall amend the Notional Dollar Repayment Value in relation to the Option as it determines in its absolute discretion;”.

2.3  Savings

In respect of any Eligible Employees to which this Part C may apply the Committee may determine that there shall not be a Savings Body and that alternative arrangements may be made for those Eligible Employees for the saving of Monthly Contributions. Such arrangements may include Option Holders making personal arrangements for saving Monthly Contributions and providing such evidence as the Committee may require at the date of exercise to demonstrate that such savings have been made and retained by the relevant Option Holder. Where this Rule 2.3 applies references to “Savings Body”, “Savings Contract” and “Savings” in the rules of the Plan shall be construed accordingly and the rules of the Plan shall be applied as far as possible in the same manner as they do where a Savings Body is involved in the operation of the Plan.

3.  EXERCISE

3.1  Modification of Part A

Rules 4, 5 and 6 of Part A shall apply subject to the following modifications:

3.1.1	the Exercise Price shall be expressed in the Relevant Currency;

3.1.2	in Rules 5 and 6 any reference to the Bonus Date shall be construed as a reference to the Exercise Date;

3.1.3	Rule 5.4 shall not apply;

3.1.4	Rule 5.5 shall not apply and the maximum number of Plan Shares in respect of which an Option can be exercised shall not in any event exceed the Individual Share Limit;

3.1.5	in Rule 5.7 reference to any bonus shall be disregarded; and

3.1.6	in Rule 6.2.2 reference to the Employment Rights Act 1996 shall be disregarded.

3.2  Shares over which option exercisable

An Option can only be exercised in respect of such number of Plan Shares as is determined below:

3.2.1	where the Option is exercisable on or after the Exercise Date, the maximum number of Plan Shares in respect of which it subsists;

3.2.2	subject to Rule 3.2.3 of this Part C, where the Option is exercised in any other case, the number of Plan Shares equal to:

Ax	B	where:
36

A is the maximum number of Plan Shares in respect of which the Option subsists; and

B is the number of Monthly Contributions actually made by the Option Holder prior to the date of effective exercise of the Option;

3.2.3	in any case such lesser number of Shares as the Option Holder may specify in the notice of exercise given to the Company.

4.  DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

4.1  Discretion to pay cash

In respect of any Option granted under this Part C that is effectively exercised the Committee may choose to satisfy any rights the Option Holder has under the Plan by a cash payment to the Option Holder and in such circumstances the Option Holder will have no right to the allotment or transfer to him of Plan Shares on the exercise of his Option.

4.2  Amount of payment

Where the exercise of an Option is to be satisfied by the payment of cash the quantum of such payment shall be calculated as follows:

N x (MV – EP)

Where:

N is the number of Plan Shares that could have been acquired on the relevant Exercise Date determined in accordance with Rule 3.2 of this Part C (on the assumption that the Option Holder could acquire Plan Shares);

MV is the Market Value of a Plan Share on the relevant date of Exercise (for this purpose, the definition of “Market Value” shall be applied replacing references to “Invitation Date” with “relevant date of Exercise”); and

EP is the Exercise Price for a Plan Share under the relevant Option.

4.3  Taxes

Any payment under this Rule 4 shall be subject to deduction of all taxes (including withholding taxes and other payroll taxes), social security contributions and other contributions as may be lawfully made and required by any taxation authority.

5.  GENERAL

Any references to HM Revenue & Customs approval, agreement or consent shall be disregarded for the purposes of this Part C.

Subject to Rule 2.3 of this Part C, any reference to “Savings Contract” shall be construed as a reference to the contract between the Savings Body and the Option Holder in respect of the Savings for the purposes of this Part C.

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MR A SAMPLE		000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext	000000000.000000 ext
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☒
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR
Proposals 3 – 7.

1.	Election of Directors:	2. Re-election of Director:

	For	WIthhold		For	Withhold		For	Withhold	+
01 - Mr. Peter Feam	☐	☐	02 - Mr. Joachim Roeser	☐	☐	03 -Mr. Hugh G. C. Aldous	☐	☐

	For	Against	Abstain		For	Against	Abstain

3. To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐	4. To adopt the Corporation’s Performance Related Stock Option Plan 2008.	☐	☐	☐

5. To adopt the Corporation’s Company Share Option Plan 2008.	☐	☐	☐	6. To adopt the Corporation’s Non-Employee Directors’ Stock Option Plan 2008.	☐	☐	☐

7. To adopt the Corporation’s Sharesave Plan 2008.	☐	☐	☐	8. In their discretion, the Proxies are authorized to vote upon any other matter which may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

/ /

<STOCK#>                 00URVD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Innospec Inc.

This Proxy is Solicited on behalf of the Board of Directors

The undersigned hereby appoints Paul W. Jennings and Ian Cleminson and each of them with full power of substitution, as the proxies of the undersigned, to attend the Annual Meeting of Stockholders to be held on Tuesday, May 6, 2008, at 10:00 a.m. and any adjournment or postponement thereof, and to vote the stock the undersigned would be entitled to vote, if present, on the items listed on the reverse side of this proxy card.

THIS PROXY WILL BE VOTED AS SPECIFIED; OR IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 3 - 7.

Applicable law requires the corporation to send separate proxy statements and proxy cards for all your accounts.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.